Filed pursuant to Rule 433
                                                   Registration No. 333-130684

                     Preliminary Mortgage Loan Level Data

                 Morgan Stanley Mortgage Loan Trust 2006-16AX
                               (Issuing Entity)

             Mortgage Pass-Through Certificates, Series 2006-16AX

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-000636.txt
-----------------------------------------------------------------------------------------

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                                 MORGAN STANLEY
                                 MSM 2006-16ARX

                        Aggregate Group I; Silent Second
                                  1,691 records
                              Balance: 509,390,384


Selection Criteria: Aggregate Group I; Silent Second
Table of Contents

1.  Product Type
2.  Index Type
3.  Current Mortgage Loan Principal Balance ($)
4.  Seasoning
5.  Remaining Term to Stated Maturity
6.  Original Term to Maturity
7.  Mortgage Rates (%)
8.  Original Loan-to-Value Ratio (%)
9.  FICO Score
10. Geographic Distribution by State
11. Occupancy
12. Documentation Level
13. Purpose
14. Property Type
15. Prepayment Penalty Term
16. Conforming
17. Maximum Mortgage Rates (%)
18. Minimum Mortgage Rates (%)
19. Gross Margin (%)
20. Months to Next Rate Adjustment
21. Initial Periodic Cap (%)
22. Periodic Cap (%)
23. Loans with PMI over 80 LTV



1. Product Type

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Product Type                                      Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
1 Yr Arms - IO 10 Yrs                                 2       640,000.00          0.13         7.319        631       80.00
----------------------------------------------------------------------------------------------------------------------------
2 Yr Arms                                             3     1,373,017.07          0.27         8.830        689       77.95
----------------------------------------------------------------------------------------------------------------------------
2 Yr Arms - IO 10 Yrs                                12     2,620,733.62          0.51         7.338        716       79.93
----------------------------------------------------------------------------------------------------------------------------
2 Yr Arms - IO 5 Yrs                                  1       144,000.00          0.03         7.500        628       80.00
----------------------------------------------------------------------------------------------------------------------------
3 Yr Arms                                            17     3,115,414.91          0.61         7.553        691       79.56
----------------------------------------------------------------------------------------------------------------------------
3 Yr Arms - IO 10 Yrs                                54    14,874,504.63          2.92         7.411        695       79.01
----------------------------------------------------------------------------------------------------------------------------
3 Yr Arms - IO 5 Yrs                                 53    13,095,862.00          2.57         7.315        698       79.23
----------------------------------------------------------------------------------------------------------------------------
5 Yr Arms                                           150    33,472,141.26          6.57         7.565        707       77.78
----------------------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 10 Months                              1       192,000.00          0.04         7.375        706       80.00
----------------------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 10 Yrs                             1,289   395,180,345.12         77.58         7.404        705       77.75
----------------------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 5 Yrs                                 58    21,796,486.00          4.28         7.640        694       79.25
----------------------------------------------------------------------------------------------------------------------------
6 Month Arms - IO 10 Yrs                              4       978,900.00          0.19         7.451        687       79.49
----------------------------------------------------------------------------------------------------------------------------
7 Yr Arms                                             3       809,327.65          0.16         7.834        649       79.95
----------------------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 10 Yrs                                37    19,183,148.63          3.77         7.559        704       76.60
----------------------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 7 Yrs                                  7     1,914,503.00          0.38         7.988        682       80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------


2. Index Type

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Index Type                                        Loans               ($)   Balance (%)    Coupon (%)      FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                                   1,158   351,998,325.43         69.10         7.477        702       77.56
----------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                                      533   157,392,058.46         30.90         7.345        706       78.63
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89





3. Current Mortgage Loan Principal Balance ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
Current Mortgage Loan                          Mortgage    of Collateral       Current       Average    Average     Subject
Principal Balance ($)                             Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                    83     6,522,568.40          1.28         7.746        712       75.92
----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                             517    79,018,587.66         15.51         7.417        708       77.83
----------------------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00                             450   111,708,393.41         21.93         7.344        701       78.73
----------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00                             279    96,649,049.58         18.97         7.328        697       78.89
----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00                             145    64,406,452.02         12.64         7.474        700       78.01
----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                             102    55,371,333.89         10.87         7.505        709       78.51
----------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                              41    26,775,087.00          5.26         7.520        706       78.41
----------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                              25    18,847,896.67          3.70         7.657        712       78.24
----------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                              13    11,284,275.00          2.22         7.586        709       77.77
----------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00                            26    25,377,435.51          4.98         7.616        708       73.87
----------------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,500,000.00                           9    11,495,554.75          2.26         7.553        698       68.72
----------------------------------------------------------------------------------------------------------------------------
1,500,000.01 >=                                       1     1,933,750.00          0.38         7.375        766       65.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 33,978.32
Maximum: 1,933,750.00
Average: 301,236.18
Total: 509,390,383.89





4. Seasoning

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Seasoning                                         Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0                                                    34    12,100,880.00          2.38         7.258        712       78.38
----------------------------------------------------------------------------------------------------------------------------
1 - 3                                             1,591   479,423,300.56         94.12         7.441        703       77.90
----------------------------------------------------------------------------------------------------------------------------
4 - 6                                                57    15,584,428.54          3.06         7.411        702       77.61
----------------------------------------------------------------------------------------------------------------------------
7 - 9                                                 7     2,047,200.62          0.40         7.455        705       76.71
----------------------------------------------------------------------------------------------------------------------------
10 - 12                                               1       149,496.77          0.03         7.250        664       74.26
----------------------------------------------------------------------------------------------------------------------------
16 - 18                                               1        85,077.40          0.02         7.400        648       80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 18
Weighted Average: 2.

5. Remaining Term to Stated Maturity

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
Remaining Term                                 Mortgage    of Collateral       Current       Average    Average     Subject
to Stated Maturity                                Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
241 - 360                                         1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 342
Maximum: 360
Weighted Average: 358


6. Original Term to Maturity

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Original Term to Maturity                         Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
241 - 360                                         1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.





7. Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Mortgage Rates (%)                                Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         2       281,010.05          0.06         5.875        724       80.00
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         8     2,024,444.00          0.40         6.373        734       78.82
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                       390   109,977,335.60         21.59         6.862        711       78.90
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                       768   239,835,228.05         47.08         7.340        704       77.46
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                       351   102,901,758.88         20.20         7.784        697       77.90
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                       136    43,879,609.36          8.61         8.293        698       77.45
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                        27     8,708,220.50          1.71         8.798        684       79.01
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                         7     1,691,299.76          0.33         9.324        704       78.48
----------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                                       1        48,777.69          0.01        10.250        677       80.00
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                       1        42,700.00          0.01        11.250        677       70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 11.250%
Weighted Average: 7.436%

8. Original Loan-to-Value Ratio (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
Original                                       Mortgage    of Collateral       Current       Average    Average     Subject
Loan-to-Value Ratio (%)                           Loans              ($)   Balance (%)     Coupon (%)      FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                         1       238,000.00          0.05         6.875        772       39.34
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                         1       325,000.00          0.06         7.250        633       46.43
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                         1     1,000,000.00          0.20         7.375        795       54.05
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         4     2,418,199.33          0.47         7.247        701       57.15
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                        10     6,663,697.70          1.31         7.254        723       64.69
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                       211    58,475,091.32         11.48         7.569        707       69.57
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                       109    38,481,171.62          7.55         7.594        711       74.71
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                     1,353   401,501,232.92         78.82         7.406        702       79.85
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                         1       287,991.00          0.06         7.250        748       90.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 39.34%
Maximum: 90.00%
Weighted Average by Current Balance: 77.89%





9. FICO Score

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
FICO                                           Mortgage    of Collateral       Current       Average    Average     Subject
Score                                             Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
601 - 625                                            31    10,240,847.36          2.01         7.786        622       79.38
----------------------------------------------------------------------------------------------------------------------------
626 - 650                                           146    43,038,986.82          8.45         7.586        638       78.83
----------------------------------------------------------------------------------------------------------------------------
651 - 675                                           256    80,375,363.35         15.78         7.519        665       77.89
----------------------------------------------------------------------------------------------------------------------------
676 - 700                                           430   130,387,029.07         25.60         7.380        689       77.65
----------------------------------------------------------------------------------------------------------------------------
701 - 725                                           313    94,331,155.72         18.52         7.440        712       77.72
----------------------------------------------------------------------------------------------------------------------------
726 - 750                                           230    67,258,518.68         13.20         7.343        738       78.32
----------------------------------------------------------------------------------------------------------------------------
751 - 775                                           189    55,655,806.10         10.93         7.369        762       77.87
----------------------------------------------------------------------------------------------------------------------------
776 - 800                                            80    23,506,891.16          4.61         7.404        785       76.90
----------------------------------------------------------------------------------------------------------------------------
801 - 825                                            16     4,595,785.63          0.90         7.625        805       75.32
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 619
Maximum: 816
Non-Zero Weighted Average: 703





10. Geographic Distribution by State

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
Geographic                                           of          Balance         Total      Weighted   Weighted    Original
Distribution                                   Mortgage    of Collateral       Current       Average    Average     Subject
by State                                          Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
California                                          437   183,904,759.97         36.10         7.361        707       77.80
----------------------------------------------------------------------------------------------------------------------------
Florida                                             174    45,308,198.40          8.89         7.516        708       76.67
----------------------------------------------------------------------------------------------------------------------------
Illinois                                            117    29,439,252.85          5.78         7.561        701       76.52
----------------------------------------------------------------------------------------------------------------------------
New York                                             61    26,959,436.98          5.29         7.582        682       79.22
----------------------------------------------------------------------------------------------------------------------------
Nevada                                               91    25,645,727.16          5.03         7.426        700       78.85
----------------------------------------------------------------------------------------------------------------------------
Arizona                                              88    23,455,454.13          4.60         7.407        708       78.07
----------------------------------------------------------------------------------------------------------------------------
Virginia                                             56    21,617,238.35          4.24         7.421        702       77.08
----------------------------------------------------------------------------------------------------------------------------
Colorado                                             78    18,213,032.12          3.58         7.320        698       78.96
----------------------------------------------------------------------------------------------------------------------------
Maryland                                             51    16,781,258.18          3.29         7.475        690       78.75
----------------------------------------------------------------------------------------------------------------------------
Washington                                           61    15,507,970.70          3.04         7.169        711       78.11
----------------------------------------------------------------------------------------------------------------------------
Other                                               477   102,558,055.05         20.13         7.526        704       78.18
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 46


11. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Occupancy                                         Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Primary                                           1,349   431,708,719.46         84.75         7.382        700       78.29
----------------------------------------------------------------------------------------------------------------------------
Investment                                          258    52,042,586.13         10.22         7.785        718       76.02
----------------------------------------------------------------------------------------------------------------------------
Second Home                                          84    25,639,078.30          5.03         7.633        725       74.98
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------




12. Documentation Level

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Documentation Level                               Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Limited                                             945   296,177,545.86         58.14         7.376        702       78.24
----------------------------------------------------------------------------------------------------------------------------
No Ratio                                            273    89,809,151.48         17.63         7.607        705       77.50
----------------------------------------------------------------------------------------------------------------------------
SI/SA                                               178    57,435,504.92         11.28         7.533        706       76.43
----------------------------------------------------------------------------------------------------------------------------
Full/Alt                                            223    46,787,501.92          9.18         7.245        700       79.04
----------------------------------------------------------------------------------------------------------------------------
No Documentation                                     72    19,180,679.71          3.77         7.737        725       76.01
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------




13. Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Purpose                                           Loans               ($)   Balance (%)    Coupon (%)      FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Purchase                                          1,350   392,457,828.40         77.04         7.455        708       78.35
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                 172    62,807,665.96         12.33         7.447        687       75.43
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                               169    54,124,889.53         10.63         7.284        688       77.41
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------




14. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Property Type                                     Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             890   269,628,371.06         52.93         7.395        703       77.86
----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            405   129,081,357.49         25.34         7.457        702       77.96
----------------------------------------------------------------------------------------------------------------------------
2-4 Family                                          173    59,692,274.34         11.72         7.603        703       78.08
----------------------------------------------------------------------------------------------------------------------------
Condominium                                         218    49,889,661.00          9.79         7.386        708       77.66
----------------------------------------------------------------------------------------------------------------------------
Townhouse                                             5     1,098,720.00          0.22         8.109        683       80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------


15. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Prepayment Penalty Term                           Loans               ($)   Balance (%)    Coupon (%)      FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0                                                   910   278,741,959.51         54.72         7.588        702       77.31
----------------------------------------------------------------------------------------------------------------------------
4                                                     2       987,000.00          0.19         7.881        717       79.60
----------------------------------------------------------------------------------------------------------------------------
5                                                     1       300,000.00          0.06         7.375        632       80.00
----------------------------------------------------------------------------------------------------------------------------
6                                                    28    11,117,900.19          2.18         7.507        696       79.29
----------------------------------------------------------------------------------------------------------------------------
7                                                     1       560,000.00          0.11         7.375        718       78.87
----------------------------------------------------------------------------------------------------------------------------
12                                                   36    11,723,820.87          2.30         7.718        697       78.45
----------------------------------------------------------------------------------------------------------------------------
24                                                   36     9,962,356.13          1.96         7.423        707       77.58
----------------------------------------------------------------------------------------------------------------------------
33                                                    4     1,245,894.00          0.24         6.848        690       80.00
----------------------------------------------------------------------------------------------------------------------------
36                                                  669   193,803,853.19         38.05         7.200        707       78.61
----------------------------------------------------------------------------------------------------------------------------
60                                                    4       947,600.00          0.19         7.302        686       78.13
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------




16. Conforming

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Conforming                                        Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                              265   169,920,406.05         33.36         7.530        708       76.71
----------------------------------------------------------------------------------------------------------------------------
Conforming Balance                                1,426   339,469,977.84         66.64         7.389        701       78.49
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------




17. Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Maximum Mortgage Rates (%)                        Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                                       1       151,000.00          0.03         7.500        784       79.47
----------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                      26     7,005,422.17          1.38         6.852        715       77.32
----------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                     195    49,606,331.50          9.74         7.339        715       74.36
----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                     499   139,415,095.41         27.37         7.098        709       78.27
----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                     639   212,556,052.95         41.73         7.424        702       78.08
----------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                     223    69,376,513.55         13.62         7.826        694       78.80
----------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                                      77    23,425,896.96          4.60         8.281        690       78.48
----------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                                      22     6,071,293.90          1.19         8.787        675       79.54
----------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500                                       7     1,691,299.76          0.33         9.324        704       78.48
----------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                                       1        48,777.69          0.01        10.250        677       80.00
----------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                                       1        42,700.00          0.01        11.250        677       70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 10.500%
Maximum: 17.250%
Weighted Average: 13.212%


18. Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Minimum Mortgage Rates (%)                        Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                         1       138,000.00          0.03         5.875        739       79.99
----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                     1,329   407,767,460.61         80.05         7.394        706       77.72
----------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                        53    18,341,024.63          3.60         7.623        678       78.60
----------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                        38    12,702,028.99          2.49         7.683        721       77.92
----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                         5     1,693,122.98          0.33         8.166        655       80.00
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                        10     4,334,732.59          0.85         7.319        708       79.22
----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                        29     7,479,548.42          1.47         7.536        686       77.15
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         6     1,692,000.00          0.33         7.669        670       80.00
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         3       695,810.05          0.14         7.499        669       80.00
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         6     1,415,444.00          0.28         6.399        736       80.00
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                        49    12,919,662.78          2.54         6.883        690       78.79
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                        66    17,840,641.29          3.50         7.352        694       78.80
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                        43     8,721,250.62          1.71         7.802        694       78.57
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                        29     7,325,009.58          1.44         8.283        685       78.44
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                        15     4,541,869.90          0.89         8.784        679       79.38
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                         7     1,691,299.76          0.33         9.324        704       78.48
----------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                                       1        48,777.69          0.01        10.250        677       80.00
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                       1        42,700.00          0.01        11.250        677       70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 11.250%
Weighted Average: 2.946%





19. Gross Margin (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Gross Margin (%)                                  Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                         2       261,823.76          0.05         6.762        697       79.99
----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                     1,347   414,068,995.92         81.29         7.404        706       77.75
----------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                       138    38,759,725.77          7.61         7.645        687       78.26
----------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                        35    11,310,378.99          2.22         7.602        720       77.67
----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                         4     1,007,522.98          0.20         7.683        656       80.00
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                        10     4,334,732.59          0.85         7.319        708       79.22
----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                       145    37,076,036.82          7.28         7.508        693       78.77
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         7     1,777,077.40          0.35         7.656        669       80.00
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         2       552,800.00          0.11         7.919        659       80.00
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                         1       241,289.66          0.05         8.250        619       80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 7.250%
Weighted Average: 2.550%


20. Months to Next Rate Adjustment

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Months to Next Rate Adjustment                    Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
 0 - 5                                                4       978,900.00          0.19         7.451        687       79.49
----------------------------------------------------------------------------------------------------------------------------
 6 - 11                                               3       725,077.40          0.14         7.328        633       80.00
----------------------------------------------------------------------------------------------------------------------------
18 - 23                                              15     4,052,673.29          0.80         7.848        705       79.26
----------------------------------------------------------------------------------------------------------------------------
24 - 29                                               1       367,491.63          0.07         7.625        691       80.00
----------------------------------------------------------------------------------------------------------------------------
30 - 35                                             120    29,446,579.91          5.78         7.373        696       79.20
----------------------------------------------------------------------------------------------------------------------------
36 - 41                                               3     1,271,710.00          0.25         7.587        694       77.88
----------------------------------------------------------------------------------------------------------------------------
48 - 53                                               6     1,367,765.76          0.27         7.413        705       74.45
----------------------------------------------------------------------------------------------------------------------------
54 - 59                                           1,463   439,272,436.62         86.23         7.433        704       77.82
----------------------------------------------------------------------------------------------------------------------------
60 - 65                                              29    10,000,770.00          1.96         7.201        717       78.94
----------------------------------------------------------------------------------------------------------------------------
72 - 77                                               1       461,440.00          0.09         7.375        702       80.00
----------------------------------------------------------------------------------------------------------------------------
78 - 83                                              44    20,617,139.28          4.05         7.618        701       77.14
----------------------------------------------------------------------------------------------------------------------------
84 - 89                                               2       828,400.00          0.16         7.440        679       72.40
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Minimum: 4
Maximum: 84
Weighted Average: 57





21. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Initial Periodic Cap (%)                          Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                         2       661,140.00          0.13         8.004        664       79.25
----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                       113    29,015,666.77          5.70         7.412        692       79.18
----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                         1       162,320.00          0.03         6.875        708       80.00
----------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                        24     5,214,151.24          1.02         8.009        704       79.25
----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                       409   113,644,187.95         22.31         7.678        709       75.45
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                     1,142   360,692,917.93         70.81         7.353        703       78.54
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 5.511%





22. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Periodic Cap (%)                                  Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                       429   119,066,331.75         23.37         7.712        708       75.70
----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                     1,260   389,886,730.69         76.54         7.351        702       78.56
----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                         2       437,321.45          0.09         7.890        694       78.20
----------------------------------------------------------------------------------------------------------------------------
Total:                                            1,691   509,390,383.89        100.00         7.436        703       77.89
----------------------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1.000%
Maximum: 2.250%
Weighted Average: 1.766%


23. Loans with PMI over 80 LTV

----------------------------------------------------------------------------------------------------------------------------
                                                                   Total                                           Weighted
                                                 Number          Current          % of                              Average
                                                     of          Balance         Total      Weighted   Weighted    Original
                                               Mortgage    of Collateral       Current       Average    Average     Subject
Loans with PMI over 80 LTV                        Loans              ($)   Balance (%)    Coupon (%)       FICO      LTV (%)
----------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                                 1       287,991.00        100.00         7.250        748       90.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                1       287,991.00        100.00         7.250        748       90.00
----------------------------------------------------------------------------------------------------------------------------



This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

         MORGAN STANLEY
         MSM 2006-16ARX

      Aggregate Group I; IO
          2,146 records
      Balance: 658,827,691


Selection Criteria: Aggregate Group I; IO
Table of Contents

1. Product Type
2. Index Type
3. Current Mortgage Loan Principal Balance ($)
4. Seasoning
5. Remaining Term to Stated Maturity
6. Original Term to Maturity
7. Mortgage Rates (%)
8. Original Loan-to-Value Ratio (%)
9. FICO Score
10. Geographic Distribution by State
11. Occupancy
12. Documentation Level
13. Purpose
14. Property Type
15. Prepayment Penalty Term
16. Conforming
17. Maximum Mortgage Rates (%)
18. Minimum Mortgage Rates (%)
19. Gross Margin (%)
20. Months to Next Rate Adjustment
21. Initial Periodic Cap (%)
22. Periodic Cap (%)
23. Loans with PMI over 80 LTV



1. Product Type

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Product Type                            Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
1 Yr Arms - IO 10 Yrs                       6    1,706,000.00        0.26      6.534         709       70.52
-------------------------------------------------------------------------------------------------------------
2 Yr Arms - IO 10 Yrs                      25    7,460,783.62        1.13      7.595         672       75.36
-------------------------------------------------------------------------------------------------------------
2 Yr Arms - IO 5 Yrs                        1      144,000.00        0.02      7.500         628       80.00
-------------------------------------------------------------------------------------------------------------
3 Yr Arms - IO 10 Yrs                      79   22,323,259.63        3.39      7.451         687       77.10
-------------------------------------------------------------------------------------------------------------
3 Yr Arms - IO 5 Yrs                       60   14,937,682.00        2.27      7.420         692       78.84
-------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 10 Months                    1      192,000.00        0.03      7.375         706       80.00
-------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 10 Yrs                   1,817  549,178,463.19       83.36      7.413         703       77.07
-------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 5 Yrs                       84   30,221,400.55        4.59      7.599         693       77.23
-------------------------------------------------------------------------------------------------------------
6 Month Arms - IO 10 Yrs                    9    1,733,300.00        0.26      7.472         685       79.71
-------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 10 Yrs                      56   28,599,298.63        4.34      7.583         702       75.65
-------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 7 Yrs                        8    2,331,503.00        0.35      7.901         675       74.57
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





2. Index Type

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Index Type                              Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Libor - 6 Month                         1,424  442,120,678.33       67.11      7.463         700       76.87
-------------------------------------------------------------------------------------------------------------
Libor - 1 Year                            722  216,707,012.29       32.89      7.367         704       77.33
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





3. Current Mortgage Loan Principal Balance ($)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
Current Mortgage Loan                Mortgage   of Collateral     Current    Average     Average     Subject
Principal Balance ($)                   Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         104    8,287,003.22        1.26      7.790         713       75.35
-------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                   616   95,521,372.55       14.50      7.417         708       77.68
-------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00                   583  144,951,672.26       22.00      7.361         701       78.10
-------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00                   371  128,645,473.62       19.53      7.331         695       78.44
-------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00                   194   86,269,568.00       13.09      7.502         697       77.37
-------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                   126   68,442,783.31       10.39      7.486         704       77.05
-------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                    58   37,744,800.00        5.73      7.471         696       76.41
-------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                    30   22,753,896.67        3.45      7.679         703       77.31
-------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                    19   16,481,525.00        2.50      7.587         707       76.11
-------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00                  29   28,428,495.99        4.32      7.543         704       72.09
-------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,500,000.00                14   17,817,350.00        2.70      7.391         705       66.20
-------------------------------------------------------------------------------------------------------------
1,500,000.01 >=                             2    3,483,750.00        0.53      7.375         754       60.28
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 36,050.00
Maximum: 1,933,750.00
Average: 307,002.65
Total: 658,827,690.62





4. Seasoning

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Seasoning                               Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
0                                          43   17,384,530.00        2.64      7.343         688       73.42
-------------------------------------------------------------------------------------------------------------
 1 - 3                                  2,012  616,499,501.54       93.58      7.440         701       77.15
-------------------------------------------------------------------------------------------------------------
 4 - 6                                     82   22,962,165.50        3.49      7.262         704       76.09
-------------------------------------------------------------------------------------------------------------
 7 - 9                                      7    1,643,231.63        0.25      7.526         708       78.79
-------------------------------------------------------------------------------------------------------------
 10 - 12                                    2      338,261.95        0.05      7.320         676       83.04
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 11
Weighted Average: 2.





5. Remaining Term to Stated Maturity

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
Remaining Term                       Mortgage   of Collateral     Current    Average     Average     Subject
to Stated Maturity                      Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
241 - 360                               2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 349
Maximum: 360
Weighted Average: 358





6. Original Term to Maturity

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Original Term to Maturity               Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
241 - 360                               2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.





7. Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Mortgage Rates (%)                      Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
5.501 - 6.000                               2      504,000.00        0.08      5.784         708       77.39
-------------------------------------------------------------------------------------------------------------
6.001 - 6.500                              12    2,924,444.00        0.44      6.346         745       71.81
-------------------------------------------------------------------------------------------------------------
6.501 - 7.000                             498  143,426,423.82       21.77      6.864         709       76.77
-------------------------------------------------------------------------------------------------------------
7.001 - 7.500                             966  310,914,349.88       47.19      7.343         700       76.30
-------------------------------------------------------------------------------------------------------------
7.501 - 8.000                             445  134,040,575.93       20.35      7.788         696       77.90
-------------------------------------------------------------------------------------------------------------
8.001 - 8.500                             178   54,024,761.30        8.20      8.300         698       79.07
-------------------------------------------------------------------------------------------------------------
8.501 - 9.000                              36   10,346,405.00        1.57      8.741         689       81.75
-------------------------------------------------------------------------------------------------------------
9.001 - 9.500                               7    2,555,253.00        0.39      9.263         673       75.91
-------------------------------------------------------------------------------------------------------------
10.001 - 10.500                             1       48,777.69        0.01     10.250         677       80.00
-------------------------------------------------------------------------------------------------------------
11.001 - 11.500                             1       42,700.00        0.01     11.250         677       70.00
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 11.250%
Weighted Average: 7.432%





8. Original Loan-to-Value Ratio (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
Original                             Mortgage   of Collateral     Current    Average     Average     Subject
Loan-to-Value Ratio (%)                 Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
<= 30.00                                    3      755,000.00        0.11      7.868         717       28.42
-------------------------------------------------------------------------------------------------------------
30.01 - 35.00                               2      275,000.00        0.04      7.773         715       31.08
-------------------------------------------------------------------------------------------------------------
35.01 - 40.00                               3      673,000.00        0.10      7.130         737       38.19
-------------------------------------------------------------------------------------------------------------
40.01 - 45.00                               7    1,701,650.00        0.26      6.996         676       43.42
-------------------------------------------------------------------------------------------------------------
45.01 - 50.00                              11    3,425,450.00        0.52      7.389         695       47.19
-------------------------------------------------------------------------------------------------------------
50.01 - 55.00                              13    8,083,157.00        1.23      7.427         710       53.26
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                              18    6,878,469.43        1.04      7.108         682       57.21
-------------------------------------------------------------------------------------------------------------
60.01 - 65.00                              52   23,555,349.00        3.58      7.195         707       64.04
-------------------------------------------------------------------------------------------------------------
65.01 - 70.00                             253   73,953,663.20       11.23      7.469         701       69.34
-------------------------------------------------------------------------------------------------------------
70.01 - 75.00                             191   68,866,490.46       10.45      7.531         701       74.46
-------------------------------------------------------------------------------------------------------------
75.01 - 80.00                           1,490  446,705,260.35       67.80      7.405         700       79.81
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                              13    3,312,865.00        0.50      7.575         705       83.97
-------------------------------------------------------------------------------------------------------------
85.01 - 90.00                              49   10,596,936.18        1.61      7.925         712       89.83
-------------------------------------------------------------------------------------------------------------
90.01 - 95.00                              15    3,517,110.00        0.53      7.804         704       94.39
-------------------------------------------------------------------------------------------------------------
95.01 - 100.00                             26    6,528,290.00        0.99      8.032         734       99.61
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 17.69%
Maximum: 100.00%
Weighted Average by Current Balance: 77.02%





9. FICO Score

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
FICO                                 Mortgage   of Collateral     Current    Average     Average     Subject
Score                                   Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
576 - 600                                   4    1,099,000.00        0.17      7.439         596       68.81
-------------------------------------------------------------------------------------------------------------
601 - 625                                  64   23,479,209.00        3.56      7.630         619       73.46
-------------------------------------------------------------------------------------------------------------
626 - 650                                 190   60,913,290.42        9.25      7.536         638       77.34
-------------------------------------------------------------------------------------------------------------
651 - 675                                 326  105,143,379.60       15.96      7.476         664       76.83
-------------------------------------------------------------------------------------------------------------
676 - 700                                 529  162,066,092.29       24.60      7.398         688       77.33
-------------------------------------------------------------------------------------------------------------
701 - 725                                 395  118,248,299.04       17.95      7.442         712       76.72
-------------------------------------------------------------------------------------------------------------
726 - 750                                 287   84,098,942.83       12.76      7.360         737       77.87
-------------------------------------------------------------------------------------------------------------
751 - 775                                 215   62,298,561.92        9.46      7.358         762       77.72
-------------------------------------------------------------------------------------------------------------
776 - 800                                 110   34,232,291.12        5.20      7.385         786       76.21
-------------------------------------------------------------------------------------------------------------
801 - 825                                  26    7,248,624.40        1.10      7.533         806       75.75
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 594
Maximum: 816
Non-Zero Weighted Average: 701





10. Geographic Distribution by State

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
Geographic                                 of         Balance       Total   Weighted    Weighted    Original
Distribution                         Mortgage   of Collateral     Current    Average     Average     Subject
by State                                Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
California                                617  254,425,427.96       38.62      7.339         701       75.93
-------------------------------------------------------------------------------------------------------------
Florida                                   240   59,924,129.74        9.10      7.529         704       76.13
-------------------------------------------------------------------------------------------------------------
Arizona                                   145   38,611,528.11        5.86      7.422         707       77.45
-------------------------------------------------------------------------------------------------------------
New York                                   71   32,095,033.23        4.87      7.590         684       77.45
-------------------------------------------------------------------------------------------------------------
Nevada                                    110   31,532,430.85        4.79      7.423         707       78.14
-------------------------------------------------------------------------------------------------------------
Illinois                                  118   30,451,155.16        4.62      7.577         697       76.75
-------------------------------------------------------------------------------------------------------------
Virginia                                   83   28,931,035.19        4.39      7.425         699       77.22
-------------------------------------------------------------------------------------------------------------
Washington                                 79   20,709,855.09        3.14      7.266         707       78.09
-------------------------------------------------------------------------------------------------------------
Colorado                                   85   19,576,761.75        2.97      7.293         704       79.26
-------------------------------------------------------------------------------------------------------------
Maryland                                   59   18,644,230.00        2.83      7.476         686       78.29
-------------------------------------------------------------------------------------------------------------
Other                                     539  123,926,103.54       18.81      7.547         704       78.44
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Number of States Represented: 47





11. Occupancy

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Occupancy                               Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Primary                                 1,568  521,618,790.46       79.17      7.369         697       77.24
-------------------------------------------------------------------------------------------------------------
Investment                                471  102,875,083.36       15.61      7.675         715       76.34
-------------------------------------------------------------------------------------------------------------
Second Home                               107   34,333,816.80        5.21      7.658         727       75.73
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





12. Documentation Level

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Documentation Level                     Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Limited                                 1,173  373,758,573.37       56.73      7.386         699       77.96
-------------------------------------------------------------------------------------------------------------
No Ratio                                  324  105,899,169.97       16.07      7.569         705       77.46
-------------------------------------------------------------------------------------------------------------
SI/SA                                     206   69,550,805.69       10.56      7.513         697       74.41
-------------------------------------------------------------------------------------------------------------
Full/Alt                                  258   56,020,243.90        8.50      7.230         702       78.51
-------------------------------------------------------------------------------------------------------------
No Documentation                          185   53,598,897.69        8.14      7.584         710       71.45
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





13. Purpose

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Purpose                                 Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Purchase                                1,413  409,800,129.75       62.20      7.462         709       78.77
-------------------------------------------------------------------------------------------------------------
Refinance - Cashout                       490  169,144,334.86       25.67      7.429         686       73.13
-------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                     243   79,883,226.01       12.13      7.280         693       76.27
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





14. Property Type

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Property Type                           Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Single Family Residence                 1,173  363,796,307.12       55.22      7.403         699       76.73
-------------------------------------------------------------------------------------------------------------
Planned Unit Development                  492  156,568,860.14       23.76      7.440         703       77.47
-------------------------------------------------------------------------------------------------------------
2-4 Family                                205   72,900,307.47       11.07      7.564         704       77.00
-------------------------------------------------------------------------------------------------------------
Condominium                               268   63,981,175.89        9.71      7.413         707       77.53
-------------------------------------------------------------------------------------------------------------
Townhouse                                   6    1,234,240.00        0.19      8.152         684       80.00
-------------------------------------------------------------------------------------------------------------
Co-op                                       2      346,800.00        0.05      7.031         740       73.39
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





15. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Prepayment Penalty Term                 Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
0                                       1,116  351,587,832.39       53.37      7.604         700       76.92
-------------------------------------------------------------------------------------------------------------
4                                           2      987,000.00        0.15      7.881         717       79.60
-------------------------------------------------------------------------------------------------------------
5                                           1      300,000.00        0.05      7.375         632       80.00
-------------------------------------------------------------------------------------------------------------
6                                          49   20,497,218.67        3.11      7.498         691       75.65
-------------------------------------------------------------------------------------------------------------
7                                           1      560,000.00        0.08      7.375         718       78.87
-------------------------------------------------------------------------------------------------------------
12                                         41   13,570,142.62        2.06      7.672         697       75.39
-------------------------------------------------------------------------------------------------------------
24                                         45   12,650,249.79        1.92      7.214         687       74.20
-------------------------------------------------------------------------------------------------------------
33                                          4    1,245,894.00        0.19      6.848         690       80.00
-------------------------------------------------------------------------------------------------------------
36                                        881  255,941,403.15       38.85      7.190         704       77.45
-------------------------------------------------------------------------------------------------------------
60                                          6    1,487,950.00        0.23      7.383         698       78.81
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





16. Conforming

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Conforming                              Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                    349  223,922,655.97       33.99      7.494         702       75.10
-------------------------------------------------------------------------------------------------------------
Conforming Balance                      1,797  434,905,034.65       66.01      7.400         700       78.01
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------





17. Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Maximum Mortgage Rates (%)              Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
10.001 - 10.500                             1      151,000.00        0.02      7.500         784       79.47
-------------------------------------------------------------------------------------------------------------
10.501 - 11.000                             4    1,066,000.00        0.16      6.063         756       64.82
-------------------------------------------------------------------------------------------------------------
11.501 - 12.000                            32    8,410,518.04        1.28      6.877         713       74.92
-------------------------------------------------------------------------------------------------------------
12.001 - 12.500                           213   56,699,513.26        8.61      7.345         712       73.38
-------------------------------------------------------------------------------------------------------------
12.501 - 13.000                           613  176,037,595.53       26.72      7.076         707       76.81
-------------------------------------------------------------------------------------------------------------
13.001 - 13.500                           824  275,805,852.93       41.86      7.404         699       76.95
-------------------------------------------------------------------------------------------------------------
13.501 - 14.000                           304   95,355,786.18       14.47      7.812         693       78.53
-------------------------------------------------------------------------------------------------------------
14.001 - 14.500                           114   34,362,788.99        5.22      8.289         694       80.20
-------------------------------------------------------------------------------------------------------------
14.501 - 15.000                            32    8,291,905.00        1.26      8.716         686       82.18
-------------------------------------------------------------------------------------------------------------
15.001 - 15.500                             7    2,555,253.00        0.39      9.263         673       75.91
-------------------------------------------------------------------------------------------------------------
16.001 - 16.500                             1       48,777.69        0.01     10.250         677       80.00
-------------------------------------------------------------------------------------------------------------
17.001 - 17.500                             1       42,700.00        0.01     11.250         677       70.00
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 10.500%
Maximum: 17.250%
Weighted Average: 13.239%





18. Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Minimum Mortgage Rates (%)              Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
1.501 - 2.000                               1      138,000.00        0.02      5.875         739       79.99
-------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           1,723  536,086,964.11       81.37      7.400         705       76.84
-------------------------------------------------------------------------------------------------------------
2.501 - 3.000                              60   21,548,016.98        3.27      7.614         674       77.49
-------------------------------------------------------------------------------------------------------------
3.001 - 3.500                              41   13,382,083.32        2.03      7.702         721       79.05
-------------------------------------------------------------------------------------------------------------
3.501 - 4.000                               6    1,983,499.92        0.30      7.907         660       78.48
-------------------------------------------------------------------------------------------------------------
4.001 - 4.500                              10    4,562,270.00        0.69      7.362         713       79.06
-------------------------------------------------------------------------------------------------------------
4.501 - 5.000                              39   10,376,387.79        1.57      7.504         676       76.36
-------------------------------------------------------------------------------------------------------------
5.001 - 5.500                               6    1,692,000.00        0.26      7.669         670       80.00
-------------------------------------------------------------------------------------------------------------
5.501 - 6.000                               2      552,800.00        0.08      7.919         659       80.00
-------------------------------------------------------------------------------------------------------------
6.001 - 6.500                               7    1,615,444.00        0.25      6.411         732       75.85
-------------------------------------------------------------------------------------------------------------
6.501 - 7.000                              60   16,037,908.00        2.43      6.874         683       77.37
-------------------------------------------------------------------------------------------------------------
7.001 - 7.500                              90   25,429,596.42        3.86      7.334         680       77.85
-------------------------------------------------------------------------------------------------------------
7.501 - 8.000                              49   11,097,778.39        1.68      7.817         678       78.02
-------------------------------------------------------------------------------------------------------------
8.001 - 8.500                              31    8,551,220.00        1.30      8.297         673       77.16
-------------------------------------------------------------------------------------------------------------
8.501 - 9.000                              12    3,126,991.00        0.47      8.735         671       80.00
-------------------------------------------------------------------------------------------------------------
9.001 - 9.500                               7    2,555,253.00        0.39      9.263         673       75.91
-------------------------------------------------------------------------------------------------------------
10.001 - 10.500                             1       48,777.69        0.01     10.250         677       80.00
-------------------------------------------------------------------------------------------------------------
11.001 - 11.500                             1       42,700.00        0.01     11.250         677       70.00
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 11.250%
Weighted Average: 2.913%





19. Gross Margin (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Gross Margin (%)                        Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
1.501 - 2.000                               1      138,000.00        0.02      5.875         739       79.99
-------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           1,746  542,693,714.11       82.37      7.408         705       76.88
-------------------------------------------------------------------------------------------------------------
2.501 - 3.000                             162   49,503,020.54        7.51      7.606         678       77.26
-------------------------------------------------------------------------------------------------------------
3.001 - 3.500                              38   11,990,433.32        1.82      7.627         720       78.95
-------------------------------------------------------------------------------------------------------------
3.501 - 4.000                               5    1,297,899.92        0.20      7.395         663       77.68
-------------------------------------------------------------------------------------------------------------
4.001 - 4.500                              10    4,562,270.00        0.69      7.362         713       79.06
-------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             176   46,397,552.73        7.04      7.472         680       77.49
-------------------------------------------------------------------------------------------------------------
5.001 - 5.500                               6    1,692,000.00        0.26      7.669         670       80.00
-------------------------------------------------------------------------------------------------------------
5.501 - 6.000                               2      552,800.00        0.08      7.919         659       80.00
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 2.530%





20. Months to Next Rate Adjustment

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Months to Next Rate Adjustment          Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
 0 - 5                                      9    1,733,300.00        0.26      7.472         685       79.71
-------------------------------------------------------------------------------------------------------------
 6 - 11                                     6    1,706,000.00        0.26      6.534         709       70.52
-------------------------------------------------------------------------------------------------------------
18 - 23                                    26    7,604,783.62        1.15      7.593         672       75.44
-------------------------------------------------------------------------------------------------------------
24 - 29                                     1      367,491.63        0.06      7.625         691       80.00
-------------------------------------------------------------------------------------------------------------
30 - 35                                   133   34,991,740.00        5.31      7.428         690       77.74
-------------------------------------------------------------------------------------------------------------
36 - 41                                     5    1,901,710.00        0.29      7.595         668       78.34
-------------------------------------------------------------------------------------------------------------
48 - 53                                     7    1,152,561.95        0.17      7.495         707       79.16
-------------------------------------------------------------------------------------------------------------
54 - 59                                 1,859  563,784,881.79       85.57      7.425         703       77.18
-------------------------------------------------------------------------------------------------------------
60 - 65                                    36   14,654,420.00        2.22      7.305         692       72.84
-------------------------------------------------------------------------------------------------------------
72 - 77                                     1      461,440.00        0.07      7.375         702       80.00
-------------------------------------------------------------------------------------------------------------
78 - 83                                    61   29,640,961.63        4.50      7.615         701       75.59
-------------------------------------------------------------------------------------------------------------
84 - 89                                     2      828,400.00        0.13      7.440         679       72.40
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Minimum: 4
Maximum: 84
Weighted Average: 57





21. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Initial Periodic Cap (%)                Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
0.501 - 1.000                               7    1,415,540.00        0.21      7.735         673       79.65
-------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             125   33,360,366.63        5.06      7.402         684       77.66
-------------------------------------------------------------------------------------------------------------
2.001 - 2.500                               1      162,320.00        0.02      6.875         708       80.00
-------------------------------------------------------------------------------------------------------------
2.501 - 3.000                              39   10,281,997.31        1.56      7.616         674       76.93
-------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             449  125,347,749.36       19.03      7.652         708       75.16
-------------------------------------------------------------------------------------------------------------
5.501 - 6.000                           1,525  488,259,717.32       74.11      7.373         701       77.45
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 5.549%





22. Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Periodic Cap (%)                        Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             480  133,884,353.65       20.32      7.674         704       75.60
-------------------------------------------------------------------------------------------------------------
1.501 - 2.000                           1,665  524,785,836.97       79.65      7.370         700       77.38
-------------------------------------------------------------------------------------------------------------
2.001 - 2.500                               1      157,500.00        0.02      7.250         725       75.00
-------------------------------------------------------------------------------------------------------------
Total:                                  2,146  658,827,690.62      100.00      7.432         701       77.02
-------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1.000%
Maximum: 2.250%
Weighted Average: 1.797%





23. Loans with PMI over 80 LTV

-------------------------------------------------------------------------------------------------------------
                                                        Total                                       Weighted
                                       Number         Current        % of                            Average
                                           of         Balance       Total   Weighted    Weighted    Original
                                     Mortgage   of Collateral     Current    Average     Average     Subject
Loans with PMI over 80 LTV              Loans              ($) Balance (%) Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------
Mortgage Insurance                         61   13,680,919.18       57.11      7.745         706       90.51
-------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                      42   10,274,282.00       42.89      8.078         729       94.81
-------------------------------------------------------------------------------------------------------------
Total:                                    103   23,955,201.18      100.00      7.888         716       92.36
-------------------------------------------------------------------------------------------------------------




This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

         MORGAN STANLEY
         MSM 2006-16ARX

        Aggregate Group I; Purchase
         1,632 records
      Balance: 457,477,289


Selection Criteria: Aggregate Group I; Purchase
Table of Contents

1. Product Type
2. Index Type
3. Current Mortgage Loan Principal Balance ($)
4. Seasoning
5. Remaining Term to Stated Maturity
6. Original Term to Maturity
7. Mortgage Rates (%)
8. Original Loan-to-Value Ratio (%)
9. FICO Score
10. Geographic Distribution by State
11. Occupancy
12. Documentation Level
13. Purpose
14. Property Type
15. Prepayment Penalty Term
16. Conforming
17. Maximum Mortgage Rates (%)
18. Minimum Mortgage Rates (%)
19. Gross Margin (%)
20. Months to Next Rate Adjustment
21. Initial Periodic Cap (%)
22. Periodic Cap (%)
23. Loans with PMI over 80 LTV



1. Product Type

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Product Type                           Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
1 Yr Arms - IO 10 Yrs                      3     770,000.00        0.17       7.117         661       75.02
------------------------------------------------------------------------------------------------------------
2 Yr Arms                                  4   1,897,866.68        0.41       8.601         669       77.14
------------------------------------------------------------------------------------------------------------
2 Yr Arms - IO 10 Yrs                     16   4,240,983.62        0.93       7.158         685       75.78
------------------------------------------------------------------------------------------------------------
2 Yr Arms - IO 5 Yrs                       1     144,000.00        0.03         7.5         628          80
------------------------------------------------------------------------------------------------------------
3 Yr Arms                                 21   3,239,966.29        0.71       7.516         685       78.12
------------------------------------------------------------------------------------------------------------
3 Yr Arms - IO 10 Yrs                     50  13,939,904.63        3.05       7.494         690       79.41
------------------------------------------------------------------------------------------------------------
3 Yr Arms - IO 5 Yrs                      41   9,840,382.00        2.15        7.32         710       79.14
------------------------------------------------------------------------------------------------------------
5 Yr Arms                                193  42,462,075.94        9.28       7.636         715        79.8
------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 10 Months                   1     192,000.00        0.04       7.375         706          80
------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 10 Yrs                  1,204 343,305,253.87       75.04       7.449         711       78.81
------------------------------------------------------------------------------------------------------------
5 Yr Arms - IO 5 Yrs                      57  20,310,354.00        4.44       7.683         695       79.16
------------------------------------------------------------------------------------------------------------
6 Month Arms - IO 10 Yrs                   4     978,900.00        0.21       7.451         687       79.49
------------------------------------------------------------------------------------------------------------
7 Yr Arms                                  1      77,250.16        0.02        8.25         696          80
------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 10 Yrs                     31  15,383,848.63        3.36       7.616         704       77.56
------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 7 Yrs                       5     694,503.00        0.15       8.031         700          80
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





2. Index Type

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Index Type                             Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Libor - 6 Month                        1,134 320,736,450.45       70.11       7.523         707       78.56
------------------------------------------------------------------------------------------------------------
Libor - 1 Year                           498 136,740,838.37       29.89       7.391         714       79.56
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





3. Current Mortgage Loan Principal Balance ($)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
Current Mortgage Loan               Mortgage  of Collateral     Current     Average     Average     Subject
Principal Balance ($)                  Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                        104   8,032,052.09        1.76       7.753         716       77.95
------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                  545  82,821,569.33        18.1       7.455         713       78.66
------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00                  433 107,017,079.71       23.39        7.43         708       80.02
------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00                  257  89,033,312.06       19.46       7.382         700       79.68
------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00                  118  52,609,935.74        11.5       7.531         706       78.93
------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                   84  45,390,004.17        9.92       7.488         714       77.98
------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                   35  22,683,175.83        4.96       7.571         706       78.22
------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                   24  18,058,363.60        3.95       7.624         712       78.77
------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                   11   9,496,275.00        2.08       7.692         717       78.15
------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00                 16  15,569,216.54         3.4       7.753         718       75.11
------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,500,000.00                4   4,832,554.75        1.06       7.891         711        72.6
------------------------------------------------------------------------------------------------------------
1,500,000.01 >=                            1   1,933,750.00        0.42       7.375         766          65
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 26,945.78
Maximum: 1,933,750.00
Average: 280,316.97
Total: 457,477,288.82





4. Seasoning

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Seasoning                              Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
 0                                        29  10,552,480.00        2.31       7.345         699       76.64
------------------------------------------------------------------------------------------------------------
 1 - 3                                 1,538 432,572,866.45       94.56       7.487         709       78.92
------------------------------------------------------------------------------------------------------------
 4 - 6                                    56  12,237,299.17        2.67       7.468         707       78.79
------------------------------------------------------------------------------------------------------------
 7 - 9                                     7   1,840,800.62         0.4       7.571         703       76.34
------------------------------------------------------------------------------------------------------------
 10 - 12                                   1     188,765.18        0.04       7.375         685          90
------------------------------------------------------------------------------------------------------------
16 - 18                                    1      85,077.40        0.02         7.4         648          80
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 18
Weighted Average: 2.





5. Remaining Term to Stated Maturity

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
Remaining Term                      Mortgage  of Collateral     Current     Average     Average     Subject
to Stated Maturity                     Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
241 - 360                              1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 342
Maximum: 360
Weighted Average: 358





6. Original Term to Maturity

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Original Term to Maturity              Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
241 - 360                              1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.





7. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Mortgage Rates (%)                     Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
5.501 - 6.000                              2     281,010.05        0.06       5.875         724          80
------------------------------------------------------------------------------------------------------------
6.001 - 6.500                              9   2,031,216.64        0.44       6.349         728       76.43
------------------------------------------------------------------------------------------------------------
6.501 - 7.000                            346  91,396,004.65       19.98       6.864         716       79.17
------------------------------------------------------------------------------------------------------------
7.001 - 7.500                            687 200,908,171.92       43.92       7.341         709       78.14
------------------------------------------------------------------------------------------------------------
7.501 - 8.000                            373 100,908,033.46       22.06       7.795         705       79.19
------------------------------------------------------------------------------------------------------------
8.001 - 8.500                            169  49,947,246.93       10.92       8.289         707       79.77
------------------------------------------------------------------------------------------------------------
8.501 - 9.000                             35  10,658,399.67        2.33       8.785         700       82.21
------------------------------------------------------------------------------------------------------------
9.001 - 9.500                              9   1,255,727.81        0.27       9.243         721       82.23
------------------------------------------------------------------------------------------------------------
10.001 - 10.500                            1      48,777.69        0.01       10.25         677          80
------------------------------------------------------------------------------------------------------------
11.001 - 11.500                            1      42,700.00        0.01       11.25         677          70
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 11.250%
Weighted Average: 7.484%





8. Original Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
Original                            Mortgage  of Collateral     Current     Average     Average     Subject
Loan-to-Value Ratio (%)                Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
<= 30.00                                   2     675,000.00        0.15           8         717       28.63
------------------------------------------------------------------------------------------------------------
35.01 - 40.00                              1     166,707.57        0.04       7.625         630       35.75
------------------------------------------------------------------------------------------------------------
40.01 - 45.00                              2     386,650.00        0.08       6.875         719       44.62
------------------------------------------------------------------------------------------------------------
45.01 - 50.00                              3     676,950.00        0.15       7.223         722       48.27
------------------------------------------------------------------------------------------------------------
50.01 - 55.00                              4     638,335.57        0.14       6.748         743       52.23
------------------------------------------------------------------------------------------------------------
55.01 - 60.00                              4   1,233,200.00        0.27       7.185         643        57.5
------------------------------------------------------------------------------------------------------------
60.01 - 65.00                             11   4,779,072.92        1.04       7.314         735       64.15
------------------------------------------------------------------------------------------------------------
65.01 - 70.00                            176  43,581,795.70        9.53       7.615         714       69.72
------------------------------------------------------------------------------------------------------------
70.01 - 75.00                             94  32,498,899.69         7.1       7.636         713       74.73
------------------------------------------------------------------------------------------------------------
75.01 - 80.00                          1,220 348,897,811.70       76.27       7.424         707       79.92
------------------------------------------------------------------------------------------------------------
80.01 - 85.00                             11   1,648,408.04        0.36       7.771         706          85
------------------------------------------------------------------------------------------------------------
85.01 - 90.00                             51  10,339,374.96        2.26       8.043         714        89.9
------------------------------------------------------------------------------------------------------------
90.01 - 95.00                             22   4,815,065.47        1.05       7.795         714       94.63
------------------------------------------------------------------------------------------------------------
95.01 - 100.00                            31   7,140,017.20        1.56       8.068         733       99.67
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 17.69%
Maximum: 100.00%
Weighted Average by Current Balance: 78.86%





9. FICO Score

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
FICO                                Mortgage  of Collateral     Current     Average     Average     Subject
Score                                  Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
601 - 625                                 29   9,898,628.96        2.16       7.728         619       77.05
------------------------------------------------------------------------------------------------------------
626 - 650                                 98  27,024,838.27        5.91       7.592         638       78.97
------------------------------------------------------------------------------------------------------------
651 - 675                                218  62,750,503.89       13.72       7.546         664       78.89
------------------------------------------------------------------------------------------------------------
676 - 700                                393 110,168,519.30       24.08        7.42         689       78.67
------------------------------------------------------------------------------------------------------------
701 - 725                                327  92,358,071.37       20.19       7.559         712       78.83
------------------------------------------------------------------------------------------------------------
726 - 750                                234  64,383,267.13       14.07       7.393         738       79.67
------------------------------------------------------------------------------------------------------------
751 - 775                                209  57,923,455.45       12.66       7.415         762       78.77
------------------------------------------------------------------------------------------------------------
776 - 800                                102  26,960,573.82        5.89       7.479         784       79.15
------------------------------------------------------------------------------------------------------------
801 - 825                                 22   6,009,430.63        1.31       7.619         805        75.5
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 602
Maximum: 816
Non-Zero Weighted Average: 709





10. Geographic Distribution by State

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
Geographic                                of        Balance       Total    Weighted    Weighted    Original
Distribution                        Mortgage  of Collateral     Current     Average     Average     Subject
by State                               Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
California                               376 151,116,740.01       33.03       7.401         711       78.26
------------------------------------------------------------------------------------------------------------
Florida                                  213  50,476,109.34       11.03       7.574         710       77.71
------------------------------------------------------------------------------------------------------------
Nevada                                    95  26,095,950.85         5.7       7.469         707       79.66
------------------------------------------------------------------------------------------------------------
New York                                  58  26,041,369.75        5.69       7.599         683       79.32
------------------------------------------------------------------------------------------------------------
Arizona                                   95  24,658,795.90        5.39       7.462         714       79.03
------------------------------------------------------------------------------------------------------------
Illinois                                  97  22,111,892.77        4.83       7.531         714       78.26
------------------------------------------------------------------------------------------------------------
Virginia                                  56  20,125,412.44         4.4       7.466         704       77.98
------------------------------------------------------------------------------------------------------------
Maryland                                  46  14,843,829.95        3.24       7.504         694       79.09
------------------------------------------------------------------------------------------------------------
Washington                                60  13,482,686.41        2.95       7.197         717       80.49
------------------------------------------------------------------------------------------------------------
Colorado                                  57  13,400,272.76        2.93       7.417         709       79.23
------------------------------------------------------------------------------------------------------------
Other                                    479  95,124,228.64       20.79       7.586         711       80.02
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Number of States Represented: 47





11. Occupancy

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Occupancy                              Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Primary                                1,183 361,494,575.49       79.02       7.404         705          79
------------------------------------------------------------------------------------------------------------
Investment                               355  69,443,255.94       15.18       7.823         721       78.57
------------------------------------------------------------------------------------------------------------
Second Home                               94  26,539,457.39         5.8       7.684         731       77.66
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





12. Documentation Level

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Documentation Level                    Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Limited                                  839 241,005,813.92       52.68       7.412         707       79.54
------------------------------------------------------------------------------------------------------------
No Ratio                                 272  86,347,838.64       18.87       7.656         710       78.71
------------------------------------------------------------------------------------------------------------
SI/SA                                    173  53,882,104.62       11.78       7.547         710       76.04
------------------------------------------------------------------------------------------------------------
Full/Alt                                 202  40,848,830.33        8.93       7.299         707        79.8
------------------------------------------------------------------------------------------------------------
No Documentation                         146  35,392,701.31        7.74        7.67         722       77.78
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





13. Purpose

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Purpose                                Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Purchase                               1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





14. Property Type

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Property Type                          Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Single Family Residence                  831 230,242,312.86       50.33       7.446         709       78.99
------------------------------------------------------------------------------------------------------------
Planned Unit Development                 409 122,584,676.74        26.8       7.477         706       78.66
------------------------------------------------------------------------------------------------------------
2-4 Family                               158  52,359,222.93       11.45        7.64         709       78.88
------------------------------------------------------------------------------------------------------------
Condominium                              223  49,423,123.60        10.8       7.483         714       78.75
------------------------------------------------------------------------------------------------------------
Condo-Hotel                                4   1,478,912.69        0.32       7.875         712          75
------------------------------------------------------------------------------------------------------------
Townhouse                                  6   1,234,240.00        0.27       8.152         684          80
------------------------------------------------------------------------------------------------------------
Co-op                                      1     154,800.00        0.03           8         713          90
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





15. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Prepayment Penalty Term                Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
0                                        874 250,214,145.92       54.69       7.643         708       78.46
------------------------------------------------------------------------------------------------------------
4                                          2     987,000.00        0.22       7.881         717        79.6
------------------------------------------------------------------------------------------------------------
6                                         27   9,933,668.67        2.17       7.512         708       79.21
------------------------------------------------------------------------------------------------------------
12                                        37  11,785,829.62        2.58       7.709         699       78.58
------------------------------------------------------------------------------------------------------------
24                                        32   9,780,378.51        2.14       7.347         699       75.59
------------------------------------------------------------------------------------------------------------
33                                         4   1,245,894.00        0.27       6.848         690          80
------------------------------------------------------------------------------------------------------------
36                                       651 172,289,622.10       37.66       7.247         712       79.61
------------------------------------------------------------------------------------------------------------
60                                         5   1,240,750.00        0.27        7.26         704       78.57
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





16. Conforming

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Conforming                             Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                   218 134,570,941.21       29.42       7.573         713       77.52
------------------------------------------------------------------------------------------------------------
Conforming Balance                     1,414 322,906,347.61       70.58       7.447         707       79.41
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------





17. Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Maximum Mortgage Rates (%)             Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
10.001 - 10.500                            1     151,000.00        0.03         7.5         784       79.47
------------------------------------------------------------------------------------------------------------
10.501 - 11.000                            1     130,000.00        0.03       6.125         809       50.53
------------------------------------------------------------------------------------------------------------
11.001 - 11.500                            1     179,672.64        0.04         6.5         671       61.02
------------------------------------------------------------------------------------------------------------
11.501 - 12.000                           22   5,879,637.84        1.29       6.836         711       76.97
------------------------------------------------------------------------------------------------------------
12.001 - 12.500                          172  42,667,452.55        9.33       7.345         716       74.73
------------------------------------------------------------------------------------------------------------
12.501 - 13.000                          460 118,939,176.49          26       7.122         713       78.66
------------------------------------------------------------------------------------------------------------
13.001 - 13.500                          582 180,250,203.16        39.4       7.442         707       78.81
------------------------------------------------------------------------------------------------------------
13.501 - 14.000                          245  70,547,560.43       15.42       7.833         704       80.18
------------------------------------------------------------------------------------------------------------
14.001 - 14.500                          107  29,363,907.14        6.42       8.275         704       81.89
------------------------------------------------------------------------------------------------------------
14.501 - 15.000                           29   7,732,567.06        1.69       8.778         697       83.99
------------------------------------------------------------------------------------------------------------
15.001 - 15.500                            9   1,255,727.81        0.27       9.243         721       82.23
------------------------------------------------------------------------------------------------------------
15.501 - 16.000                            1     288,906.01        0.06       8.625         710          75
------------------------------------------------------------------------------------------------------------
16.001 - 16.500                            1      48,777.69        0.01       10.25         677          80
------------------------------------------------------------------------------------------------------------
17.001 - 17.500                            1      42,700.00        0.01       11.25         677          70
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 10.500%
Maximum: 17.250%
Weighted Average: 13.258%





18. Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Minimum Mortgage Rates (%)             Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
1.501 - 2.000                              1     138,000.00        0.03       5.875         739       79.99
------------------------------------------------------------------------------------------------------------
2.001 - 2.500                          1,263 358,054,289.91       78.27       7.453         713        78.8
------------------------------------------------------------------------------------------------------------
2.501 - 3.000                             52  17,378,234.63         3.8        7.57         682       79.28
------------------------------------------------------------------------------------------------------------
3.001 - 3.500                             50  15,728,350.18        3.44       7.717         722       78.95
------------------------------------------------------------------------------------------------------------
3.501 - 4.000                              5   1,693,122.98        0.37       8.166         655          80
------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             11   4,627,882.59        1.01       7.307         711       79.27
------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             33   7,352,837.17        1.61       7.567         683       79.06
------------------------------------------------------------------------------------------------------------
5.001 - 5.500                              4     860,000.00        0.19       7.698         680          80
------------------------------------------------------------------------------------------------------------
5.501 - 6.000                              3     695,810.05        0.15       7.499         669          80
------------------------------------------------------------------------------------------------------------
6.001 - 6.500                              6   1,415,444.00        0.31       6.399         736          80
------------------------------------------------------------------------------------------------------------
6.501 - 7.000                             41  10,164,111.01        2.22       6.878         690        79.7
------------------------------------------------------------------------------------------------------------
7.001 - 7.500                             73  19,489,281.21        4.26       7.339         692       78.32
------------------------------------------------------------------------------------------------------------
7.501 - 8.000                             42   8,468,800.23        1.85       7.812         691       78.51
------------------------------------------------------------------------------------------------------------
8.001 - 8.500                             23   5,918,049.46        1.29       8.267         684       78.89
------------------------------------------------------------------------------------------------------------
8.501 - 9.000                             14   4,145,869.90        0.91       8.799         683       79.32
------------------------------------------------------------------------------------------------------------
9.001 - 9.500                              9   1,255,727.81        0.27       9.243         721       82.23
------------------------------------------------------------------------------------------------------------
10.001 - 10.500                            1      48,777.69        0.01       10.25         677          80
------------------------------------------------------------------------------------------------------------
11.001 - 11.500                            1      42,700.00        0.01       11.25         677          70
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 11.250%
Weighted Average: 2.983%





19. Gross Margin (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Gross Margin (%)                       Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
1.501 - 2.000                              2     261,823.76        0.06       6.762         697       79.99
------------------------------------------------------------------------------------------------------------
2.001 - 2.500                          1,281 364,355,825.22       79.64       7.464         712       78.82
------------------------------------------------------------------------------------------------------------
2.501 - 3.000                            137  36,447,702.49        7.97       7.587         691        79.1
------------------------------------------------------------------------------------------------------------
3.001 - 3.500                             47  14,336,700.18        3.13       7.655         720       78.85
------------------------------------------------------------------------------------------------------------
3.501 - 4.000                              4   1,007,522.98        0.22       7.683         656          80
------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             11   4,627,882.59        1.01       7.307         711       79.27
------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            142  34,700,664.54        7.59       7.516         690       78.81
------------------------------------------------------------------------------------------------------------
5.001 - 5.500                              5     945,077.40        0.21       7.671         677          80
------------------------------------------------------------------------------------------------------------
5.501 - 6.000                              2     552,800.00        0.12       7.919         659          80
------------------------------------------------------------------------------------------------------------
7.001 - 7.500                              1     241,289.66        0.05        8.25         619          80
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 7.250%
Weighted Average: 2.571%





20. Months to Next Rate Adjustment

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Months to Next Rate Adjustment         Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
 0 - 5                                     4     978,900.00        0.21       7.451         687       79.49
------------------------------------------------------------------------------------------------------------
 6 - 11                                    4     855,077.40        0.19       7.145         660       75.52
------------------------------------------------------------------------------------------------------------
18 - 23                                   20   6,197,772.90        1.35       7.605         679       76.23
------------------------------------------------------------------------------------------------------------
24 - 29                                    1     367,491.63        0.08       7.625         691          80
------------------------------------------------------------------------------------------------------------
30 - 35                                  108  25,451,051.29        5.56       7.413         698       79.17
------------------------------------------------------------------------------------------------------------
36 - 41                                    3   1,201,710.00        0.26        7.81         668       78.61
------------------------------------------------------------------------------------------------------------
48 - 53                                    6   1,200,634.17        0.26         7.6         704       75.96
------------------------------------------------------------------------------------------------------------
54 - 59                                1,424 396,146,279.64       86.59       7.484         711          79
------------------------------------------------------------------------------------------------------------
60 - 65                                   25   8,922,770.00        1.95       7.275         706       76.22
------------------------------------------------------------------------------------------------------------
72 - 77                                    1     461,440.00         0.1       7.375         702          80
------------------------------------------------------------------------------------------------------------
78 - 83                                   35  15,266,161.79        3.34       7.648         706       77.54
------------------------------------------------------------------------------------------------------------
84 - 89                                    1     428,000.00        0.09         7.5         636          80
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Minimum: 4
Maximum: 84
Weighted Average: 57





21. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Initial Periodic Cap (%)               Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              2     661,140.00        0.14       8.004         664       79.25
------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            103  25,917,441.46        5.67       7.431         689       78.58
------------------------------------------------------------------------------------------------------------
2.001 - 2.500                              1     162,320.00        0.04       6.875         708          80
------------------------------------------------------------------------------------------------------------
2.501 - 3.000                             30   6,480,873.88        1.42       7.653         700       78.46
------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            387 102,991,679.76       22.51       7.712         711       75.96
------------------------------------------------------------------------------------------------------------
5.501 - 6.000                          1,108 320,974,927.71       70.16        7.41         710       79.82
------------------------------------------------------------------------------------------------------------
7.001 - 7.500                              1     288,906.01        0.06       8.625         710          75
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1.000%
Maximum: 7.250%
Weighted Average: 5.498%





22. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Periodic Cap (%)                       Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
0.501 - 1.000                            411 109,104,760.62       23.85       7.725         710       76.16
------------------------------------------------------------------------------------------------------------
1.501 - 2.000                          1,219 347,935,206.75       76.06       7.408         709        79.7
------------------------------------------------------------------------------------------------------------
2.001 - 2.500                              2     437,321.45         0.1        7.89         694        78.2
------------------------------------------------------------------------------------------------------------
Total:                                 1,632 457,477,288.82         100       7.484         709       78.86
------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 1.000%
Maximum: 2.250%
Weighted Average: 1.762%





23. Loans with PMI over 80 LTV

------------------------------------------------------------------------------------------------------------
                                                      Total                                        Weighted
                                      Number        Current        % of                             Average
                                          of        Balance       Total    Weighted    Weighted    Original
                                    Mortgage  of Collateral     Current     Average     Average     Subject
Loans with PMI over 80 LTV             Loans             ($) Balance (%)  Coupon (%)       FICO      LTV (%)
------------------------------------------------------------------------------------------------------------
Mortgage Insurance                        71  13,922,184.07       58.15       7.835         706        91.4
------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                     44  10,020,681.60       41.85       8.186         736       96.24
------------------------------------------------------------------------------------------------------------
Total:                                   115  23,942,865.67         100       7.982         719       93.43
------------------------------------------------------------------------------------------------------------




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are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

Dynamic Credit Collateral Analysis
MSM 2006-16AX


                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
         FICO and LTV            Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
         ------------            -----------------    ----------     ---------------       ----        ---        ---       -----
       500-524 and > 65%
       525-574 and > 65%
       575-599 and > 65%                      0.09       457,817             228,909        595       0.00      75.08        7.99
       600-619 and > 70%                      0.55     2,971,439             371,430        611      39.12      77.80        7.78
       620-639 and > 70%                      6.08    32,649,062             375,277        629      41.77      79.09        7.72
       640-659 and > 70%                      6.36    34,138,004             344,828        649      41.50      79.42        7.66
       660-679 and > 80%                      0.25     1,322,512             188,930        670      41.17      95.20        8.03
       680-699 and > 80%                      0.28     1,497,490             166,388        687      45.81      91.57        7.97
       700-724 and > 80%                      0.94     5,055,157             229,780        711      39.94      93.06        7.95
       725-749 and > 80%                      0.73     3,942,043             246,378        741      33.33      92.64        7.87
        >=750 and > 90%                       0.23     1,212,053             303,013        786       0.00      98.48        8.33




         FICO and LTV              % SFD    % PUD       % Owner Occ          % Investor       % 2+ family       % Full Doc
         ------------              -----    -----       -----------          ----------       -----------       ----------
       500-524 and > 65%
       525-574 and > 65%
       575-599 and > 65%          100.00     0.00            100.00                0.00              0.00             0.00
       600-619 and > 70%           66.88    24.68            100.00                0.00              0.00             0.00
       620-639 and > 70%           62.52    22.20             95.73                0.98             10.10             9.11
       640-659 and > 70%           62.13    19.67             90.92                6.08              8.40            10.92
       660-679 and > 80%           33.50    39.10             88.93               11.07             27.40             0.00
       680-699 and > 80%           29.16    59.61             69.69               30.31              0.00             0.00
       700-724 and > 80%           46.74    39.44             79.16               20.84              0.00             0.00
       725-749 and > 80%           35.12    41.34             72.07               17.32              0.00             7.31
        >=750 and > 90%            87.48     0.00             63.29                0.00             12.52             0.00


                                                                                           % With
         FICO and LTV             % Ltd Doc      % No Doc          % MI   % Int Only      Seconds
         ------------             ---------      --------          ----   ----------      -------
       500-524 and > 65%
       525-574 and > 65%
       575-599 and > 65%               0.00         68.80          0.00        68.80         0.00
       600-619 and > 70%              71.24          4.79          0.00        48.98        16.56
       620-639 and > 70%              58.66          7.03          1.34        94.68        70.44
       640-659 and > 70%              56.02          4.62          2.45        88.72        72.55
       660-679 and > 80%              14.39         43.07        100.00        70.56         0.00
       680-699 and > 80%              18.89         70.91        100.00        59.68         0.00
       700-724 and > 80%              20.78         46.25         62.61        74.12         0.00
       725-749 and > 80%              12.56         35.61         65.23        83.98         7.31
        >=750 and > 90%                0.00         17.93         30.45        69.55         0.00



                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
          LTV and DTI            Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
          -----------            -----------------    ----------     ---------------       ----        ---        ---       -----
      70-79.99% and > 50%                     0.06       306,100             306,100        691      54.90      79.98        6.13
      80-84.99% and > 50%                     0.58     3,116,952             389,619        673      54.09      80.00        7.54
      85-89.99% and > 50%
      90-94.99% and > 50%
      95-99.99% and > 50%
     100-109.99% and > 50%
       >=110% and > 50%



          LTV and DTI             % SFD    % PUD       % Owner Occ          % Investor       % 2+ family       % Full Doc
          -----------             -----    -----       -----------          ----------       -----------       ----------
      70-79.99% and > 50%        100.00     0.00            100.00                0.00              0.00             0.00
      80-84.99% and > 50%         42.86    17.32             50.23               33.98             23.15            22.95
      85-89.99% and > 50%
      90-94.99% and > 50%
      95-99.99% and > 50%
     100-109.99% and > 50%
       >=110% and > 50%


                                                                                         % With
          LTV and DTI           % Ltd Doc      % No Doc          % MI   % Int Only      Seconds
          -----------           ---------      --------          ----   ----------      -------
      70-79.99% and > 50%          100.00          0.00          0.00       100.00       100.00
      80-84.99% and > 50%           77.05          0.00          0.00       100.00       100.00
      85-89.99% and > 50%
      90-94.99% and > 50%
      95-99.99% and > 50%
     100-109.99% and > 50%
       >=110% and > 50%


        High LTV LOANS
                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
              LTV                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
              ---                -----------------    ----------     ---------------       ----        ---        ---       -----
75-79.99%                                    17.20    92,346,142             396,335        698      39.89      77.18        7.54
80-80.00%                                    57.55   308,968,467             331,867        702      40.14      80.00        7.43
80.01-89.99%                                  0.38     2,064,688             229,410        688      40.02      85.96        7.71
90-94.99%                                     1.49     7,990,519             221,959        715      35.15      90.84        8.01
95-99.99%                                     0.60     3,244,616             231,758        706      44.35      95.11        7.74
100-109.99%                                   0.56     2,999,686             272,699        728      34.69     100.00        8.17
>=110%


        High LTV LOANS

              LTV                 % SFD    % PUD       % Owner Occ       % Investor    % 2+ family    % Full Doc     % Ltd Doc
              ---                 -----    -----       -----------       ----------    -----------    ----------     ---------
75-79.99%                         56.90    28.48             80.41            13.03           7.81          3.75         54.62
80-80.00%                         55.00    24.07             92.15             5.16          12.42          4.63         58.55
80.01-89.99%                      26.05     7.40             74.75            25.25           0.00         37.05          7.25
90-94.99%                         47.24    29.23             70.53            25.27           4.53          3.60          7.05
95-99.99%                         30.38    58.27             91.97             0.00           4.68          0.00         38.82
100-109.99%                       53.67    37.34             85.17             0.00           0.00          5.66         23.51
>=110%


        High LTV LOANS

              LTV               % No Doc          % MI   % Int Only         % CA      %AZ         % FL     2/28      3/27     5/25
              ---               --------          ----   ----------         ----      ---         ----     ----      ----     ----
75-79.99%                          14.26          0.00        88.32        46.34     4.71         5.06     2.73      8.16    84.75
80-80.00%                           5.72          0.00        92.38        39.26     5.15         8.33     0.95      7.56    86.18
80.01-89.99%                       15.48         62.95        70.39        37.05     0.00         0.00     0.00      0.00   100.00
90-94.99%                          58.07         76.31        74.51         3.83    17.42        29.28     5.29      3.16    91.55
95-99.99%                          49.83         93.33        62.97        14.35     0.00         0.00     0.00      0.00   100.00
100-109.99%                         0.00         14.77        89.21        10.66    14.83        21.13     0.00      0.00   100.00
>=110%



         Interest Only

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599                           0.06       315,000             315,000        597       0.00      75.00        7.88
            600-619                           0.70     3,770,300             377,030        611      46.09      65.43        7.63
            620-639                           6.86    36,855,521             405,006        628      41.64      76.48        7.64
            640-659                           6.73    36,156,116             361,561        649      41.54      76.81        7.57
            660-679                          14.45    77,574,655             371,171        669      39.95      76.84        7.48
            680-699                          18.31    98,288,420             353,555        690      39.29      77.28        7.40
            700-724                          16.25    87,241,123             344,827        711      39.34      75.79        7.43
            725-749                          12.12    65,060,826             347,919        736      38.47      77.84        7.38
             >=750                           14.71    78,962,889             358,922        772      38.61      76.84        7.39



         Interest Only


             FICO                 % SFD    % PUD    % Owner Occ    % Investor    % 2+ family   % Full Doc     % Ltd Doc   % No Doc
             ----                 -----    -----    -----------    ----------    -----------   ----------     ---------   --------
            500-524
            525-549
            550-574
            575-599              100.00     0.00         100.00          0.00           0.00         0.00          0.00     100.00
            600-619               47.94    45.41         100.00          0.00           0.00         0.00         22.33      30.43
            620-639               66.58    19.16          97.07          0.66           9.89         7.61         56.16       8.98
            640-659               63.90    20.64          91.08          6.08           6.21        11.84         54.34       4.30
            660-679               54.12    24.23          90.34          7.91          16.80         3.35         52.76       8.74
            680-699               59.03    27.52          84.87         10.50           5.49         2.52         60.34       8.03
            700-724               54.73    30.36          85.02          9.83           5.18         1.90         45.51      17.24
            725-749               49.01    26.54          82.38          9.21          13.67         3.02         55.19      10.89
             >=750                58.73    21.26          83.25          8.42           9.94         2.94         48.35      13.27



         Interest Only


             FICO                    % MI   % Int Only      % CA     % AZ       % FL    IO2Yr     IO3Yr    IO5Yr   IO10Y
             ----                    ----   ----------      ----     ----       ----    -----     -----    -----   -----
            500-524
            525-549
            550-574
            575-599                  0.00       100.00      0.00     0.00       0.00     0.00      0.00     0.00  100.00
            600-619                  0.00       100.00     69.17     0.00      14.59     0.00      0.00     0.00  100.00
            620-639                  0.96       100.00     44.32     5.91       4.12     0.00      0.00    18.75   81.25
            640-659                  2.32       100.00     38.99     0.68       7.85     0.00      0.00     8.11   91.35
            660-679                  1.20       100.00     39.30     4.37       9.58     0.00      0.00     9.90   89.42
            680-699                  0.91       100.00     44.36     7.40       7.55     0.00      0.00     5.72   93.47
            700-724                  2.59       100.00     40.32     5.33      13.21     0.00      0.00     4.56   95.22
            725-749                  3.55       100.00     41.26     6.88       9.06     0.00      0.00     5.79   94.21
             >=750                   0.56       100.00     47.52     5.80       6.09     0.00      0.00     8.00   91.84




         Investor LOANS

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                           0.11       565,000             282,500        625       0.00      71.08        7.72
            640-659                           0.45     2,420,181             302,523        651      43.67      77.02        8.07
            660-679                           1.32     7,090,178             295,424        670      43.07      74.19        7.77
            680-699                           2.15    11,518,235             250,396        688      39.37      74.48        7.89
            700-724                           2.45    13,140,858             292,019        711      40.55      73.94        7.84
            725-749                           1.37     7,351,617             253,504        734      40.01      75.19        7.74
             >=750                            1.59     8,547,564             208,477        776      38.09      74.62        7.76



         Investor LOANS


             FICO                 % SFD    % PUD    % Owner Occ     % Investor    % 2+ family   % Full Doc   % Ltd Doc   % No Doc
             ----                 -----    -----    -----------     ----------    -----------   ----------   ---------   --------
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639              100.00     0.00           0.00         100.00           0.00         0.00        0.00       0.00
            640-659               45.00    20.82           0.00         100.00           0.00        21.46       23.97       0.00
            660-679               62.51     7.52           0.00         100.00          29.98         1.46       46.32       9.38
            680-699               62.61    29.23           0.00         100.00           6.70         4.53       48.40       9.73
            700-724               30.83    19.47           0.00         100.00          12.02         0.00       23.66      24.92
            725-749               33.25    22.68           0.00         100.00          36.30         4.16       28.09      13.31
             >=750                41.44    17.60           0.00         100.00          22.18        10.28       12.86      15.14


         Investor LOANS


             FICO                    % MI   % Int Only       % CA     % AZ         % FL    IO2Yr           IO3Yr    IO5Yr   IO10Y
             ----                    ----   ----------       ----     ----         ----    -----           -----    -----   -----
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                  0.00        43.36      43.36     0.00         0.00     0.00            0.00     0.00   43.36
            640-659                  0.00        90.87       0.00     0.00        20.82     0.00            0.00    16.04   74.82
            660-679                  2.07        86.60      50.68     0.00         8.56     0.00            0.00     8.85   77.75
            680-699                  3.94        89.61      39.02     4.66         4.26     0.00            0.00     6.84   82.78
            700-724                  5.31        65.23      28.76     4.42        23.35     0.00            0.00     5.59   59.64
            725-749                  9.29        81.53      33.35     6.92        12.47     0.00            0.00     1.81   79.73
             >=750                   0.00        77.77      31.56     6.43         5.80     0.00            0.00    10.40   67.37



    LIMITED AND STATED DOC
                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619                           0.59     3,164,982             452,140        610      41.18      73.59        7.58
            620-639                           5.04    27,055,132             429,447        628      41.50      75.93        7.65
            640-659                           4.48    24,056,507             359,052        649      41.47      77.57        7.56
            660-679                           9.45    50,722,336             393,196        669      39.90      77.38        7.46
            680-699                          13.70    73,535,851             375,183        690      39.22      77.27        7.36
            700-724                          10.24    54,995,143             361,810        712      39.16      77.70        7.34
            725-749                           7.93    42,564,308             373,371        737      38.57      78.49        7.29
             >=750                            9.65    51,795,301             398,425        770      38.46      77.57        7.35



    LIMITED AND STATED DOC

             FICO                  % SFD    % PUD    % Owner Occ    % Investor   % 2+ family    % Full Doc     % Ltd Doc   % No Doc
             ----                  -----    -----    -----------    ----------   -----------    ----------     ---------   --------
            500-524
            525-549
            550-574
            575-599
            600-619                76.53    15.55         100.00          0.00          0.00          0.00         71.85       0.00
            620-639                68.22    20.03          97.60          0.00          8.87          0.00         80.79       0.00
            640-659                69.69    19.38          96.87          3.13          8.45          0.00         86.62       0.00
            660-679                57.16    22.44          91.40          6.71         16.02          0.00         82.99       0.00
            680-699                63.44    24.16          88.71          7.77          4.24          0.00         85.21       0.00
            700-724                53.48    28.29          89.12          7.11          7.84          0.00         78.69       0.00
            725-749                50.69    22.61          86.83          4.85         15.00          0.00         88.32       0.00
             >=750                 64.33    13.09          89.04          2.39         12.95          0.00         80.43       0.00



    LIMITED AND STATED DOC

             FICO                   % MI   % Int Only      % CA     % AZ         % FL
             ----                   ----   ----------      ----     ----         ----
            500-524
            525-549
            550-574
            575-599
            600-619                 0.00        54.75     54.75     0.00         0.00
            620-639                 0.00        95.71     43.14     5.19         3.88
            640-659                 2.74        93.91     40.60     0.46         4.68
            660-679                 0.61        96.73     42.87     4.77         7.85
            680-699                 0.38        95.04     48.37     5.89         7.27
            700-724                 1.53        91.09     38.68     3.35        16.92
            725-749                 0.00        94.85     44.03     6.22         8.88
             >=750                  0.44        90.70     58.80     5.27         3.69



        2+ Family LOANS

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619                           0.04       194,848             194,848        610       0.00      65.00        7.25
            620-639                           0.71     3,807,599             423,067        629      43.43      76.20        7.54
            640-659                           0.53     2,866,888             358,361        647      39.55      79.36        7.90
            660-679                           2.80    15,022,431             417,290        669      41.46      78.05        7.60
            680-699                           1.10     5,883,665             367,729        691      43.91      77.35        7.42
            700-724                           1.12     6,016,392             376,025        708      42.64      76.79        7.60
            725-749                           1.96    10,516,204             457,226        734      39.97      77.43        7.53
             >=750                            2.08    11,192,536             399,733        770      39.70      76.94        7.66



        2+ Family LOANS


             FICO                  % SFD    % PUD   % Owner Occ    % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc
             ----                  -----    -----   -----------    ----------   -----------   ----------   ---------   --------
            500-524
            525-549
            550-574
            575-599
            600-619                 0.00     0.00        100.00          0.00        100.00         0.00        0.00     100.00
            620-639                 0.00     0.00        100.00          0.00        100.00         0.00       52.03      24.99
            640-659                 0.00     0.00        100.00          0.00        100.00         0.00       70.92       0.00
            660-679                 0.00     0.00         85.85         14.15        100.00         3.62       47.92       1.62
            680-699                 0.00     0.00         86.88         13.12        100.00         5.06       31.71      13.58
            700-724                 0.00     0.00         73.74         26.26        100.00         0.00       46.38       3.26
            725-749                 0.00     0.00         74.63         25.37        100.00         0.00       55.35       5.21
             >=750                  0.00     0.00         83.06         16.94        100.00         1.52       42.28       4.74



        2+ Family LOANS


             FICO                    % MI   % Int Only      % CA     % AZ     % FL    IO2Yr      IO3Yr    IO5Yr   IO10Y
             ----                    ----   ----------      ----     ----     ----    -----      -----    -----   -----
            500-524
            525-549
            550-574
            575-599
            600-619                  0.00         0.00      0.00     0.00     0.00     0.00       0.00     0.00    0.00
            620-639                  0.00        95.76     41.93     0.00     0.00     0.00       0.00    11.03   84.73
            640-659                  0.00        78.33     17.36     0.00     0.00     0.00       0.00    22.13   56.20
            660-679                  2.41        86.76     19.81     0.00     3.41     0.00       0.00    14.93   71.83
            680-699                  0.00        91.64     25.90     0.00     0.00     0.00       0.00    26.70   64.94
            700-724                  0.00        75.13     29.22     0.00     4.31     0.00       0.00     0.00   75.13
            725-749                  0.00        84.60     39.19     0.00     0.00     0.00       0.00    21.58   63.02
             >=750                   1.36        70.15     37.70     0.00     0.00     0.00       0.00     3.92   66.22



         Second Liens
                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI       CLTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---       ----       -----
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639
            640-659
            660-679
            680-699
            700-724
            725-749
             >=750


         Second Liens

             FICO                  % SFD    % PUD    % Owner Occ      % Investor    % 2+ family    % Full Doc     % Ltd Doc
             ----                  -----    -----    -----------      ----------    -----------    ----------     ---------
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639
            640-659
            660-679
            680-699
            700-724
            725-749
             >=750


         Second Liens

             FICO                 % No Doc       % MI   % Int Only      % CA     % AZ      % FL     % NV
             ----                 --------       ----   ----------      ----     ----      ----     ----
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639
            640-659
            660-679
            680-699
            700-724
            725-749
             >=750



       California Loans

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599                           0.03       143,399             143,399        597       0.00      64.93        7.75
            600-619                           0.52     2,814,739             402,106        612      46.09      66.72        7.37
            620-639                           3.11    16,724,312             418,108        627      42.18      75.16        7.59
            640-659                           2.83    15,202,173             434,348        649      40.80      77.02        7.43
            660-679                           5.87    31,492,446             449,892        670      39.21      75.35        7.39
            680-699                           8.44    45,317,988             457,757        691      39.40      76.16        7.31
            700-724                           6.88    36,929,198             434,461        711      41.52      74.10        7.37
            725-749                           5.16    27,687,273             413,243        736      38.55      78.23        7.34
             >=750                            7.33    39,348,806             504,472        772      38.73      76.71        7.33



       California Loans


             FICO                  % SFD    % PUD      %Condo    % Owner Occ   % Investor   % 2+ family    % Full Doc     % Ltd Doc
             ----                  -----    -----      ------    -----------   ----------   -----------    ----------     ---------
            500-524
            525-549
            550-574
            575-599               100.00     0.00        0.00         100.00         0.00          0.00          0.00          0.00
            600-619                49.80    41.28        8.91         100.00         0.00          0.00          0.00         29.91
            620-639                74.33    11.79        4.33          98.54         1.46          9.55          6.22         55.37
            640-659                75.51     6.48       14.74          97.82         0.00          3.27          7.98         59.35
            660-679                71.20    13.83        5.52          86.64        11.41          9.45          4.72         61.38
            680-699                72.37    14.27       10.00          90.08         9.92          3.36          1.47         69.84
            700-724                72.38    14.97        7.89          88.36        10.23          4.76          0.00         44.79
            725-749                60.50    16.54        8.07          86.08         8.85         14.89          1.68         59.49
             >=750                 66.90    14.15        8.22          85.69         6.86         10.72          2.84         65.26



       California Loans


             FICO                 % No Doc       % MI   % Int Only     % CA     IO2Yr    IO3Yr      IO5Yr    IO10Y
             ----                 --------       ----   ----------     ----     -----    -----      -----    -----
            500-524
            525-549
            550-574
            575-599                 100.00       0.00         0.00   100.00      0.00     0.00       0.00     0.00
            600-619                  14.63       0.00        92.65   100.00      0.00     0.00       0.00    92.65
            620-639                  13.11       0.00        97.66   100.00      0.00     0.00      19.60    78.06
            640-659                   4.60       3.06        92.73   100.00      0.00     0.00       6.58    86.14
            660-679                   7.17       0.00        96.81   100.00      0.00     0.00       2.36    92.79
            680-699                   3.10       0.00        96.21   100.00      0.00     0.00       0.79    95.42
            700-724                  18.74       0.83        95.26   100.00      0.00     0.00       1.90    93.36
            725-749                   6.05       0.00        96.95   100.00      0.00     0.00       2.33    94.63
             >=750                    2.25       0.00        95.36   100.00      0.00     0.00       4.95    90.40



         Florida Loans

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg

             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619                           0.15       791,290             395,645        609       0.00      60.80        8.51
            620-639                           0.35     1,897,132             237,142        632      40.23      74.78        7.74
            640-659                           0.55     2,966,103             247,175        651      39.44      77.67        7.83
            660-679                           1.42     7,604,775             292,491        668      37.12      74.88        7.54
            680-699                           1.61     8,657,509             279,274        688      36.77      77.83        7.47
            700-724                           2.79    14,986,887             312,227        712      35.50      74.98        7.57
            725-749                           1.13     6,076,122             253,172        736      38.65      77.08        7.61
             >=750                            1.27     6,801,589             272,064        774      35.62      75.42        7.58



         Florida Loans
                                                                                                %
                                                                         %Condo    Mid Rise & Hi
                                                                         ------    -------------
             FICO                 % SFD    % PUD        %Condo     AND INVESTOR        Rise Condo      % Owner Occ    % Investor
             ----                 -----    -----        ------     ------------        ----------      -----------    ----------
            500-524
            525-549
            550-574
            575-599
            600-619                0.00   100.00          0.00             0.00              0.00           100.00          0.00
            620-639               33.60    47.66         18.74             0.00              0.00            87.36          0.00
            640-659               12.59    81.40          6.00             0.00              0.00            59.66         16.99
            660-679               48.89    24.78         19.60             0.00              0.00            82.05          7.98
            680-699               39.76    41.41         18.83             0.00              0.00            67.53          5.66
            700-724               47.06    27.09         24.11            15.28              0.00            66.36         20.47
            725-749               31.89    24.73         43.38             4.22              0.00            71.82         15.09
             >=750                36.74    50.88         12.38             3.00              0.00            77.41          7.30



         Florida Loans


             FICO               % 2+ family    % Full Doc    % Ltd Doc     % No Doc     % MI   % Int Only     % FL   2 yr IO
             ----               -----------    ----------    ---------     --------     ----   ----------     ----   -------
            500-524
            525-549
            550-574
            575-599
            600-619                    0.00          0.00         0.00        69.51     0.00        69.51   100.00      0.00
            620-639                    0.00          0.00        38.16        26.13    18.74        79.96   100.00      0.00
            640-659                    0.00         16.99        37.95        17.35    12.53        95.64   100.00      0.00
            660-679                    6.73          0.00        38.80        21.50     0.00        97.77   100.00      0.00
            680-699                    0.00          0.00        51.47        16.05     0.00        85.73   100.00      0.00
            700-724                    1.73          0.00        41.02        19.40     1.39        76.90   100.00      0.00
            725-749                    0.00          6.99        49.54        11.83    10.78        96.99   100.00      0.00
             >=750                     0.00          1.59        25.74        38.82     0.00        70.66   100.00      0.00


         Florida Loans


             FICO               3 yr IO 5 yr IO   10 yr IO
             ----               ------- -------   --------
            500-524
            525-549
            550-574
            575-599
            600-619                0.00    0.00      69.51
            620-639                0.00   11.81      68.15
            640-659                0.00    0.00      95.64
            660-679                0.00   25.82      71.95
            680-699                0.00    0.00      85.73
            700-724                0.00    2.78      74.12
            725-749                0.00    0.00      96.99
             >=750                 0.00    4.29      66.36



    Largest State Concentration (After California & Florida)

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                           0.41     2,176,702             435,340        627      41.89      72.71        7.41
            640-659                           0.07       358,333             119,444        649      42.37      62.17        7.04
            660-679                           0.67     3,580,359             298,363        670      37.99      77.86        7.48
            680-699                           1.35     7,272,197             316,182        689      36.14      79.40        7.50
            700-724                           0.91     4,896,341             244,817        711      38.57      77.50        7.42
            725-749                           0.90     4,852,586             346,613        737      37.56      80.11        7.36
             >=750                            0.87     4,680,373             275,316        776      40.05      78.37        7.58



    Largest State Concentration (After California & Florida)


             FICO                  % SFD    % PUD      %Condo   % Owner Occ    % Investor    % 2+ family    % Full Doc   % Ltd Doc
             ----                  -----    -----      ------   -----------    ----------    -----------    ----------   ---------
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                79.80    20.20        0.00        100.00          0.00           0.00          8.64       64.55
            640-659                79.07    20.93        0.00        100.00          0.00           0.00          0.00       31.21
            660-679                23.48    76.52        0.00        100.00          0.00           0.00          0.00       61.98
            680-699                26.20    73.80        0.00         78.23          7.39           0.00          4.69       49.71
            700-724                45.96    47.82        6.22         85.83         11.86           0.00          6.54       29.96
            725-749                26.19    73.81        0.00         74.63         10.48           0.00          5.93       51.56
             >=750                 44.72    33.67       21.61         61.24         11.74           0.00          0.00       52.68



    Largest State Concentration (After California & Florida)


             FICO                 % No Doc         % MI   % Int Only  2 yr IO      3 yr IO  5 yr IO        10 yr IO
             ----                 --------         ----   ----------  -------      -------  -------        --------
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                   0.00         0.00       100.00     0.00         0.00     0.00          100.00
            640-659                  68.79         0.00        68.79     0.00         0.00     0.00           68.79
            660-679                  27.36         0.00        94.72     0.00         0.00     7.15           87.57
            680-699                  11.57         0.00       100.00     0.00         0.00     3.94           96.06
            700-724                  28.58         4.28        94.95     0.00         0.00    22.50           68.53
            725-749                   8.83        13.34        92.26     0.00         0.00     2.74           89.52
             >=750                   15.77         0.00        97.87     0.00         0.00    20.89           76.98




  2nd Largest State Concentration (After California & Florida)

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                           0.46     2,457,476             351,068        633      37.38      76.44        8.40
            640-659                           0.24     1,269,334             253,867        650      41.72      76.99        7.97
            660-679                           1.19     6,379,531             318,977        667      39.51      78.32        7.58
            680-699                           0.49     2,648,591             220,716        690      38.39      77.67        7.43
            700-724                           1.00     5,395,765             269,788        713      38.05      76.90        7.66
            725-749                           0.56     2,995,980             299,598        734      36.94      71.92        7.47
             >=750                            0.92     4,946,813             309,176        768      37.36      76.18        7.30

  2nd Largest State Concentration (After California & Florida)


             FICO                  % SFD    % PUD       %Condo    % Owner Occ    % Investor    % 2+ family    % Full Doc
             ----                  -----    -----       ------    -----------    ----------    -----------    ----------
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                42.10    54.61         3.29         100.00          0.00           0.00          0.00
            640-659                43.66    34.59         0.00         100.00          0.00          21.74          0.00
            660-679                55.82    19.47         0.00          85.81         14.19          24.71          2.53
            680-699                71.18    10.75        13.71          96.38          3.62           4.36          0.00
            700-724                53.02    10.59        13.39          82.78         17.22          23.00          0.00
            725-749                43.52    10.67        12.24          57.60         42.40          33.56          0.00
             >=750                 50.05     9.27        14.37          95.89          4.11          26.31          0.00



  2nd Largest State Concentration (After California & Florida)


             FICO                 % Ltd Doc      % No Doc         % MI   % Int Only  2 yr IO      3 yr IO  5 yr IO        10 yr IO
             ----                 ---------      --------         ----   ----------  -------      -------  -------        --------
            500-524
            525-549
            550-574
            575-599
            600-619
            620-639                   71.97         16.77         3.29        88.74     0.00         0.00    45.20           43.54
            640-659                   21.74         17.77         0.00        56.34     0.00         0.00    21.74           34.59
            660-679                   61.87          0.00         6.94        87.80     0.00         0.00    11.85           75.95
            680-699                   52.48          0.00         0.00        91.87     0.00         0.00     0.00           91.87
            700-724                   35.23         13.74         3.40        65.48     0.00         0.00     0.00           65.48
            725-749                   25.96          4.94         6.18        93.94     0.00         0.00     0.00           93.94
             >=750                    48.76         10.42         0.00        55.84     0.00         0.00     0.00           55.84



  40 year (Original Term) LOANS (Include 40/30 baloons, 40/10 etc - any loan with an original amortization schedule > 30 years)

                                           Row - %         Total             Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
             FICO                Total Collateral     Curr. Bal.     Curr. Bal./Loan       FICO        DTI        LTV       GWAC
             ----                -----------------    ----------     ---------------       ----        ---        ---       -----
            500-524
            525-549
            550-574
            575-599
            600-619                           0.10       524,850             524,850        619      45.00      75.00        8.00
            620-639                           0.06       320,000             320,000        621       0.00      71.91        8.38
            640-659                           0.07       379,781             379,781        656       0.00      78.35        8.00
            660-679                           0.10       511,684             511,684        667       0.00      80.00        7.75
            680-699                           0.03       139,893             139,893        693       0.00      35.90        7.00
            700-724
            725-749                           0.04       227,913             227,913        727      42.50      80.00        7.00
             >=750



  40 year (Original Term) LOANS (Include 40/30 baloons, 40/10 etc - any loan with an original amortization schedule > 30 years)


             FICO                  % SFD    % PUD    % Owner Occ    % Investor   % 2+ family       % Full Doc     % Ltd Doc
             ----                  -----    -----    -----------    ----------   -----------       ----------     ---------
            500-524
            525-549
            550-574
            575-599
            600-619               100.00     0.00         100.00          0.00          0.00             0.00        100.00
            620-639               100.00     0.00           0.00        100.00          0.00             0.00          0.00
            640-659               100.00     0.00         100.00          0.00          0.00             0.00          0.00
            660-679                 0.00     0.00         100.00          0.00        100.00             0.00          0.00
            680-699               100.00     0.00         100.00          0.00          0.00             0.00          0.00
            700-724
            725-749               100.00     0.00         100.00          0.00          0.00             0.00          0.00
             >=750


  40 year (Original Term) LOANS (Include 40/30 baloons, 40/10 etc - any loan with an original amortization schedule > 30 years)


             FICO            % No Doc       % MI   % Nevada      % CA      %AZ       % FL  2 yr IO   3 yr IO   5 yr IO    10 yr IO
             ----            --------       ----   --------      ----      ---       ----  -------   -------   -------    --------
            500-524
            525-549
            550-574
            575-599
            600-619              0.00       0.00       0.00      0.00     0.00       0.00     0.00      0.00      0.00       0.00
            620-639              0.00       0.00       0.00      0.00     0.00       0.00     0.00      0.00      0.00       0.00
            640-659            100.00       0.00       0.00    100.00     0.00       0.00     0.00      0.00      0.00       0.00
            660-679              0.00       0.00       0.00      0.00     0.00       0.00     0.00      0.00      0.00       0.00
            680-699              0.00       0.00       0.00    100.00     0.00       0.00     0.00      0.00      0.00       0.00
            700-724
            725-749              0.00       0.00       0.00    100.00     0.00       0.00     0.00      0.00      0.00       0.00
             >=750

                                        2

This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

Please fill in the % of the collateral supporting our tranche
 (only) in each of these zip codes

Zip           State       % of Deal
1005          MA                 0.00
1031          MA                 0.00
1037          MA                 0.00
1068          MA                 0.00
1083          MA                 0.00
1088          MA                 0.00
1092          MA                 0.00
1331          MA                 0.00
1366          MA                 0.00
1368          MA                 0.00
1420          MA                 0.00
1430          MA                 0.00
1431          MA                 0.00
1432          MA                 0.00
1436          MA                 0.00
1438          MA                 0.00
1440          MA                 0.00
1450          MA                 0.00
1451          MA                 0.00
1452          MA                 0.00
1453          MA                 0.00
1460          MA                 0.00
1462          MA                 0.00
1463          MA                 0.00
1464          MA                 0.00
1467          MA                 0.00
1468          MA                 0.00
1469          MA                 0.00
1473          MA                 0.00
1474          MA                 0.00
1475          MA                 0.03
1501          MA                 0.03
1503          MA                 0.00
1504          MA                 0.00
1505          MA                 0.00
1506          MA                 0.00
1507          MA                 0.00
1510          MA                 0.06
1515          MA                 0.00
1516          MA                 0.00
1518          MA                 0.00
1519          MA                 0.00
1520          MA                 0.00
1521          MA                 0.00
1522          MA                 0.00
1523          MA                 0.00
1524          MA                 0.00
1527          MA                 0.00
1529          MA                 0.00
1531          MA                 0.00
1532          MA                 0.00
1534          MA                 0.00
1535          MA                 0.00
1536          MA                 0.00
1537          MA                 0.00
1540          MA                 0.00
1541          MA                 0.00
1542          MA                 0.00
1543          MA                 0.00
1545          MA                 0.00
1550          MA                 0.00
1560          MA                 0.00
1562          MA                 0.00
1564          MA                 0.00
1566          MA                 0.00
1568          MA                 0.00
1569          MA                 0.00
1570          MA                 0.00
1571          MA                 0.00
1581          MA                 0.00
1583          MA                 0.00
1585          MA                 0.00
1588          MA                 0.00
1590          MA                 0.00
1602          MA                 0.00
1603          MA                 0.00
1604          MA                 0.00
1605          MA                 0.00
1606          MA                 0.00
1607          MA                 0.00
1608          MA                 0.00
1609          MA                 0.00
1610          MA                 0.00
1611          MA                 0.00
1612          MA                 0.00
1701          MA                 0.00
1702          MA                 0.00
1718          MA                 0.00
1719          MA                 0.00
1720          MA                 0.00
1721          MA                 0.00
1730          MA                 0.00
1731          MA                 0.00
1740          MA                 0.00
1741          MA                 0.00
1742          MA                 0.00
1745          MA                 0.00
1746          MA                 0.00
1747          MA                 0.00
1748          MA                 0.00
1749          MA                 0.00
1752          MA                 0.05
1754          MA                 0.00
1756          MA                 0.00
1757          MA                 0.00
1760          MA                 0.00
1770          MA                 0.00
1772          MA                 0.00
1773          MA                 0.00
1775          MA                 0.00
1776          MA                 0.00
1778          MA                 0.14
1801          MA                 0.00
1803          MA                 0.00
1810          MA                 0.00
1821          MA                 0.07
1824          MA                 0.00
1826          MA                 0.00
1827          MA                 0.00
1830          MA                 0.00
1832          MA                 0.00
1833          MA                 0.00
1834          MA                 0.00
1835          MA                 0.04
1840          MA                 0.00
1841          MA                 0.09
1843          MA                 0.00
1844          MA                 0.00
1845          MA                 0.00
1850          MA                 0.06
1851          MA                 0.00
1852          MA                 0.04
1854          MA                 0.00
1860          MA                 0.00
1862          MA                 0.00
1863          MA                 0.00
1864          MA                 0.00
1867          MA                 0.00
1876          MA                 0.00
1879          MA                 0.00
1880          MA                 0.00
1886          MA                 0.00
1887          MA                 0.00
1890          MA                 0.00
1902          MA                 0.00
1904          MA                 0.02
1905          MA                 0.00
1906          MA                 0.00
1907          MA                 0.00
1908          MA                 0.00
1913          MA                 0.00
1915          MA                 0.00
1921          MA                 0.00
1922          MA                 0.00
1923          MA                 0.00
1929          MA                 0.00
1930          MA                 0.00
1938          MA                 0.00
1940          MA                 0.00
1944          MA                 0.00
1945          MA                 0.00
1949          MA                 0.00
1950          MA                 0.00
1951          MA                 0.00
1952          MA                 0.00
1960          MA                 0.00
1966          MA                 0.05
1969          MA                 0.00
1970          MA                 0.00
1982          MA                 0.00
1983          MA                 0.00
1984          MA                 0.00
1985          MA                 0.00
2019          MA                 0.04
2021          MA                 0.00
2025          MA                 0.00
2026          MA                 0.00
2030          MA                 0.00
2032          MA                 0.00
2035          MA                 0.00
2038          MA                 0.00
2043          MA                 0.00
2045          MA                 0.00
2048          MA                 0.00
2050          MA                 0.00
2052          MA                 0.00
2053          MA                 0.00
2054          MA                 0.00
2056          MA                 0.00
2061          MA                 0.00
2062          MA                 0.14
2066          MA                 0.00
2067          MA                 0.00
2071          MA                 0.00
2072          MA                 0.00
2081          MA                 0.00
2090          MA                 0.00
2093          MA                 0.00
2108          MA                 0.00
2109          MA                 0.00
2110          MA                 0.00
2111          MA                 0.00
2113          MA                 0.15
2114          MA                 0.00
2115          MA                 0.00
2116          MA                 0.00
2118          MA                 0.00
2119          MA                 0.00
2120          MA                 0.00
2121          MA                 0.00
2122          MA                 0.00
2124          MA                 0.00
2125          MA                 0.00
2126          MA                 0.00
2127          MA                 0.00
2128          MA                 0.05
2129          MA                 0.00
2130          MA                 0.00
2131          MA                 0.00
2132          MA                 0.00
2134          MA                 0.07
2135          MA                 0.00
2136          MA                 0.00
2138          MA                 0.19
2139          MA                 0.00
2140          MA                 0.00
2141          MA                 0.00
2142          MA                 0.00
2143          MA                 0.00
2144          MA                 0.00
2145          MA                 0.00
2148          MA                 0.00
2149          MA                 0.00
2150          MA                 0.06
2151          MA                 0.00
2152          MA                 0.07
2155          MA                 0.00
2163          MA                 0.00
2169          MA                 0.00
2170          MA                 0.00
2171          MA                 0.00
2176          MA                 0.00
2180          MA                 0.00
2184          MA                 0.00
2186          MA                 0.00
2188          MA                 0.00
2189          MA                 0.00
2190          MA                 0.00
2191          MA                 0.00
2199          MA                 0.00
2210          MA                 0.00
2215          MA                 0.00
2222          MA                 0.00
2301          MA                 0.00
2302          MA                 0.00
2322          MA                 0.00
2324          MA                 0.00
2330          MA                 0.00
2332          MA                 0.00
2333          MA                 0.00
2338          MA                 0.00
2339          MA                 0.00
2341          MA                 0.00
2343          MA                 0.00
2346          MA                 0.00
2347          MA                 0.04
2351          MA                 0.00
2356          MA                 0.00
2358          MA                 0.00
2359          MA                 0.00
2360          MA                 0.00
2364          MA                 0.10
2366          MA                 0.00
2367          MA                 0.00
2368          MA                 0.00
2370          MA                 0.00
2375          MA                 0.00
2379          MA                 0.00
2382          MA                 0.00
2420          MA                 0.00
2421          MA                 0.00
2445          MA                 0.00
2446          MA                 0.00
2451          MA                 0.00
2452          MA                 0.00
2453          MA                 0.00
2458          MA                 0.00
2459          MA                 0.00
2460          MA                 0.00
2461          MA                 0.00
2462          MA                 0.00
2464          MA                 0.00
2465          MA                 0.00
2466          MA                 0.00
2467          MA                 0.00
2468          MA                 0.00
2472          MA                 0.00
2474          MA                 0.00
2476          MA                 0.00
2478          MA                 0.00
2481          MA                 0.00
2482          MA                 0.00
2492          MA                 0.00
2493          MA                 0.00
2494          MA                 0.00
2532          MA                 0.00
2534          MA                 0.00
2536          MA                 0.06
2537          MA                 0.00
2538          MA                 0.00
2540          MA                 0.00
2542          MA                 0.00
2543          MA                 0.00
2556          MA                 0.00
2558          MA                 0.00
2559          MA                 0.00
2563          MA                 0.00
2571          MA                 0.00
2576          MA                 0.00
2601          MA                 0.00
2630          MA                 0.00
2631          MA                 0.00
2632          MA                 0.00
2633          MA                 0.00
2635          MA                 0.00
2638          MA                 0.00
2639          MA                 0.00
2642          MA                 0.00
2644          MA                 0.00
2645          MA                 0.00
2646          MA                 0.00
2647          MA                 0.00
2648          MA                 0.00
2649          MA                 0.00
2650          MA                 0.00
2652          MA                 0.00
2653          MA                 0.00
2655          MA                 0.00
2657          MA                 0.00
2659          MA                 0.00
2660          MA                 0.00
2661          MA                 0.00
2664          MA                 0.00
2666          MA                 0.00
2667          MA                 0.00
2668          MA                 0.00
2669          MA                 0.00
2670          MA                 0.00
2671          MA                 0.00
2672          MA                 0.00
2673          MA                 0.00
2675          MA                 0.00
2702          MA                 0.00
2703          MA                 0.00
2715          MA                 0.00
2717          MA                 0.00
2718          MA                 0.00
2719          MA                 0.00
2720          MA                 0.00
2721          MA                 0.00
2723          MA                 0.00
2724          MA                 0.00
2725          MA                 0.00
2726          MA                 0.00
2738          MA                 0.00
2739          MA                 0.00
2740          MA                 0.07
2743          MA                 0.00
2744          MA                 0.04
2745          MA                 0.00
2746          MA                 0.00
2747          MA                 0.00
2748          MA                 0.00
2760          MA                 0.00
2762          MA                 0.00
2763          MA                 0.00
2764          MA                 0.00
2766          MA                 0.00
2767          MA                 0.00
2769          MA                 0.00
2770          MA                 0.00
2771          MA                 0.00
2777          MA                 0.00
2779          MA                 0.00
2780          MA                 0.06
2790          MA                 0.00
2804          RI                 0.00
2806          RI                 0.00
2807          RI                 0.00
2808          RI                 0.00
2809          RI                 0.00
2812          RI                 0.00
2813          RI                 0.00
2814          RI                 0.00
2815          RI                 0.00
2816          RI                 0.00
2817          RI                 0.00
2818          RI                 0.00
2822          RI                 0.00
2825          RI                 0.00
2827          RI                 0.00
2828          RI                 0.00
2830          RI                 0.00
2831          RI                 0.00
2832          RI                 0.00
2833          RI                 0.00
2835          RI                 0.00
2836          RI                 0.00
2837          RI                 0.00
2838          RI                 0.00
2839          RI                 0.00
2840          RI                 0.08
2842          RI                 0.05
2852          RI                 0.00
2857          RI                 0.00
2858          RI                 0.00
2859          RI                 0.00
2860          RI                 0.05
2861          RI                 0.00
2863          RI                 0.00
2864          RI                 0.00
2865          RI                 0.00
2871          RI                 0.00
2874          RI                 0.00
2875          RI                 0.00
2878          RI                 0.00
2879          RI                 0.00
2881          RI                 0.00
2882          RI                 0.00
2885          RI                 0.00
2886          RI                 0.00
2888          RI                 0.00
2889          RI                 0.00
2891          RI                 0.00
2892          RI                 0.00
2893          RI                 0.00
2894          RI                 0.00
2895          RI                 0.00
2896          RI                 0.00
2898          RI                 0.00
2903          RI                 0.02
2904          RI                 0.00
2905          RI                 0.00
2906          RI                 0.00
2907          RI                 0.03
2908          RI                 0.00
2909          RI                 0.00
2910          RI                 0.00
2911          RI                 0.00
2914          RI                 0.04
2915          RI                 0.04
2916          RI                 0.00
2917          RI                 0.00
2919          RI                 0.07
2920          RI                 0.00
2921          RI                 0.00
3031          NH                 0.00
3032          NH                 0.00
3033          NH                 0.00
3034          NH                 0.06
3036          NH                 0.00
3037          NH                 0.00
3038          NH                 0.00
3042          NH                 0.00
3044          NH                 0.06
3045          NH                 0.00
3048          NH                 0.00
3049          NH                 0.00
3051          NH                 0.00
3052          NH                 0.00
3053          NH                 0.00
3054          NH                 0.00
3055          NH                 0.00
3060          NH                 0.00
3062          NH                 0.04
3063          NH                 0.00
3064          NH                 0.00
3071          NH                 0.00
3076          NH                 0.00
3077          NH                 0.00
3079          NH                 0.00
3086          NH                 0.00
3087          NH                 0.00
3101          NH                 0.00
3102          NH                 0.00
3103          NH                 0.00
3104          NH                 0.00
3106          NH                 0.00
3109          NH                 0.00
3110          NH                 0.05
3261          NH                 0.00
3281          NH                 0.00
3290          NH                 0.00
3291          NH                 0.00
3801          NH                 0.00
3811          NH                 0.00
3819          NH                 0.00
3820          NH                 0.00
3824          NH                 0.00
3825          NH                 0.00
3826          NH                 0.00
3827          NH                 0.00
3833          NH                 0.00
3835          NH                 0.00
3839          NH                 0.00
3840          NH                 0.00
3841          NH                 0.00
3842          NH                 0.00
3844          NH                 0.00
3848          NH                 0.00
3854          NH                 0.00
3856          NH                 0.00
3857          NH                 0.00
3858          NH                 0.00
3862          NH                 0.00
3865          NH                 0.00
3867          NH                 0.00
3868          NH                 0.00
3869          NH                 0.00
3870          NH                 0.14
3873          NH                 0.03
3874          NH                 0.00
3878          NH                 0.00
3885          NH                 0.00
3901          ME                 0.00
3903          ME                 0.00
3904          ME                 0.00
3905          ME                 0.00
3906          ME                 0.00
3908          ME                 0.00
3909          ME                 0.00
6277          CT                 0.00
6390          NY                 0.00
7001          NJ                 0.00
7003          NJ                 0.00
7004          NJ                 0.00
7005          NJ                 0.00
7006          NJ                 0.00
7008          NJ                 0.00
7009          NJ                 0.00
7016          NJ                 0.00
7017          NJ                 0.00
7018          NJ                 0.00
7021          NJ                 0.00
7023          NJ                 0.00
7027          NJ                 0.00
7028          NJ                 0.00
7033          NJ                 0.00
7034          NJ                 0.00
7035          NJ                 0.00
7036          NJ                 0.04
7039          NJ                 0.00
7040          NJ                 0.00
7041          NJ                 0.00
7042          NJ                 0.00
7043          NJ                 0.00
7044          NJ                 0.00
7045          NJ                 0.00
7046          NJ                 0.00
7050          NJ                 0.00
7052          NJ                 0.05
7054          NJ                 0.00
7058          NJ                 0.00
7060          NJ                 0.00
7062          NJ                 0.00
7063          NJ                 0.00
7064          NJ                 0.00
7065          NJ                 0.00
7066          NJ                 0.00
7067          NJ                 0.00
7068          NJ                 0.00
7076          NJ                 0.00
7077          NJ                 0.00
7078          NJ                 0.00
7079          NJ                 0.00
7080          NJ                 0.00
7081          NJ                 0.00
7082          NJ                 0.00
7083          NJ                 0.00
7088          NJ                 0.00
7090          NJ                 0.00
7092          NJ                 0.00
7095          NJ                 0.00
7102          NJ                 0.00
7103          NJ                 0.06
7104          NJ                 0.00
7105          NJ                 0.00
7106          NJ                 0.00
7107          NJ                 0.05
7108          NJ                 0.08
7109          NJ                 0.00
7110          NJ                 0.00
7111          NJ                 0.00
7112          NJ                 0.00
7114          NJ                 0.00
7201          NJ                 0.06
7202          NJ                 0.07
7203          NJ                 0.04
7204          NJ                 0.00
7205          NJ                 0.00
7206          NJ                 0.00
7208          NJ                 0.00
7405          NJ                 0.00
7416          NJ                 0.00
7418          NJ                 0.00
7419          NJ                 0.00
7422          NJ                 0.00
7428          NJ                 0.00
7439          NJ                 0.00
7440          NJ                 0.00
7444          NJ                 0.00
7457          NJ                 0.00
7460          NJ                 0.00
7461          NJ                 0.00
7462          NJ                 0.00
7801          NJ                 0.05
7803          NJ                 0.00
7821          NJ                 0.00
7822          NJ                 0.00
7823          NJ                 0.00
7825          NJ                 0.00
7826          NJ                 0.00
7827          NJ                 0.00
7828          NJ                 0.00
7830          NJ                 0.00
7832          NJ                 0.00
7833          NJ                 0.00
7834          NJ                 0.00
7836          NJ                 0.00
7838          NJ                 0.00
7840          NJ                 0.06
7842          NJ                 0.00
7843          NJ                 0.00
7846          NJ                 0.00
7847          NJ                 0.00
7848          NJ                 0.00
7849          NJ                 0.04
7850          NJ                 0.05
7851          NJ                 0.00
7852          NJ                 0.00
7853          NJ                 0.00
7856          NJ                 0.00
7857          NJ                 0.00
7860          NJ                 0.00
7863          NJ                 0.00
7865          NJ                 0.00
7866          NJ                 0.00
7869          NJ                 0.00
7871          NJ                 0.00
7874          NJ                 0.00
7876          NJ                 0.00
7878          NJ                 0.00
7882          NJ                 0.04
7885          NJ                 0.00
7901          NJ                 0.00
7920          NJ                 0.00
7921          NJ                 0.00
7922          NJ                 0.00
7924          NJ                 0.00
7927          NJ                 0.00
7928          NJ                 0.00
7930          NJ                 0.00
7931          NJ                 0.00
7932          NJ                 0.00
7933          NJ                 0.00
7934          NJ                 0.00
7935          NJ                 0.00
7936          NJ                 0.11
7940          NJ                 0.00
7945          NJ                 0.00
7946          NJ                 0.00
7950          NJ                 0.00
7960          NJ                 0.00
7970          NJ                 0.00
7974          NJ                 0.00
7976          NJ                 0.00
7977          NJ                 0.00
7979          NJ                 0.00
7980          NJ                 0.00
7981          NJ                 0.00
8202          NJ                 0.00
8204          NJ                 0.00
8210          NJ                 0.00
8212          NJ                 0.00
8223          NJ                 0.00
8226          NJ                 0.00
8230          NJ                 0.00
8242          NJ                 0.00
8243          NJ                 0.00
8245          NJ                 0.00
8247          NJ                 0.00
8248          NJ                 0.00
8251          NJ                 0.00
8252          NJ                 0.00
8260          NJ                 0.00
8270          NJ                 0.00
8401          NJ                 0.06
8502          NJ                 0.00
8512          NJ                 0.00
8528          NJ                 0.00
8530          NJ                 0.00
8536          NJ                 0.00
8551          NJ                 0.00
8553          NJ                 0.00
8558          NJ                 0.00
8559          NJ                 0.00
8801          NJ                 0.00
8802          NJ                 0.00
8804          NJ                 0.00
8805          NJ                 0.00
8807          NJ                 0.00
8809          NJ                 0.00
8810          NJ                 0.00
8812          NJ                 0.00
8816          NJ                 0.00
8817          NJ                 0.00
8820          NJ                 0.00
8821          NJ                 0.00
8822          NJ                 0.00
8823          NJ                 0.00
8824          NJ                 0.00
8825          NJ                 0.00
8826          NJ                 0.00
8827          NJ                 0.00
8828          NJ                 0.00
8829          NJ                 0.00
8830          NJ                 0.00
8831          NJ                 0.00
8832          NJ                 0.00
8833          NJ                 0.00
8835          NJ                 0.00
8836          NJ                 0.00
8837          NJ                 0.00
8840          NJ                 0.00
8846          NJ                 0.00
8848          NJ                 0.00
8850          NJ                 0.00
8852          NJ                 0.00
8853          NJ                 0.00
8854          NJ                 0.06
8857          NJ                 0.00
8858          NJ                 0.00
8859          NJ                 0.00
8861          NJ                 0.10
8863          NJ                 0.00
8865          NJ                 0.00
8867          NJ                 0.00
8869          NJ                 0.00
8872          NJ                 0.06
8873          NJ                 0.00
8876          NJ                 0.00
8879          NJ                 0.00
8880          NJ                 0.00
8882          NJ                 0.00
8884          NJ                 0.00
8886          NJ                 0.00
8887          NJ                 0.00
8889          NJ                 0.00
8901          NJ                 0.00
8902          NJ                 0.05
8904          NJ                 0.00
10001         NY                 0.00
10002         NY                 0.00
10003         NY                 0.00
10004         NY                 0.00
10005         NY                 0.00
10006         NY                 0.00
10007         NY                 0.00
10009         NY                 0.00
10010         NY                 0.00
10011         NY                 0.00
10012         NY                 0.00
10013         NY                 0.00
10014         NY                 0.00
10016         NY                 0.00
10017         NY                 0.00
10018         NY                 0.00
10019         NY                 0.00
10020         NY                 0.00
10021         NY                 0.00
10022         NY                 0.00
10023         NY                 0.00
10024         NY                 0.00
10025         NY                 0.00
10026         NY                 0.00
10027         NY                 0.00
10028         NY                 0.00
10029         NY                 0.00
10030         NY                 0.00
10031         NY                 0.00
10032         NY                 0.00
10033         NY                 0.00
10034         NY                 0.00
10035         NY                 0.00
10036         NY                 0.00
10037         NY                 0.00
10038         NY                 0.00
10039         NY                 0.00
10040         NY                 0.00
10041         NY                 0.00
10044         NY                 0.00
10048         NY                 0.00
10069         NY                 0.00
10103         NY                 0.00
10111         NY                 0.00
10112         NY                 0.00
10115         NY                 0.00
10119         NY                 0.00
10128         NY                 0.00
10152         NY                 0.00
10153         NY                 0.00
10154         NY                 0.00
10162         NY                 0.00
10165         NY                 0.00
10167         NY                 0.00
10169         NY                 0.00
10170         NY                 0.00
10171         NY                 0.00
10172         NY                 0.00
10173         NY                 0.00
10177         NY                 0.00
10271         NY                 0.00
10278         NY                 0.00
10279         NY                 0.00
10280         NY                 0.00
10282         NY                 0.00
10301         NY                 0.07
10302         NY                 0.00
10303         NY                 0.00
10304         NY                 0.00
10305         NY                 0.00
10306         NY                 0.00
10307         NY                 0.00
10308         NY                 0.00
10309         NY                 0.00
10310         NY                 0.00
10312         NY                 0.00
10314         NY                 0.00
10451         NY                 0.00
10452         NY                 0.00
10453         NY                 0.00
10454         NY                 0.00
10455         NY                 0.10
10456         NY                 0.18
10457         NY                 0.00
10458         NY                 0.00
10459         NY                 0.00
10460         NY                 0.20
10461         NY                 0.12
10462         NY                 0.11
10463         NY                 0.00
10464         NY                 0.00
10465         NY                 0.00
10466         NY                 0.08
10467         NY                 0.00
10468         NY                 0.00
10469         NY                 0.00
10470         NY                 0.00
10471         NY                 0.00
10472         NY                 0.09
10473         NY                 0.00
10474         NY                 0.00
10475         NY                 0.00
10501         NY                 0.00
10502         NY                 0.00
10503         NY                 0.00
10504         NY                 0.00
10506         NY                 0.00
10507         NY                 0.00
10509         NY                 0.00
10510         NY                 0.00
10511         NY                 0.00
10512         NY                 0.00
10514         NY                 0.19
10516         NY                 0.00
10518         NY                 0.00
10519         NY                 0.00
10520         NY                 0.00
10522         NY                 0.00
10523         NY                 0.00
10524         NY                 0.00
10526         NY                 0.00
10527         NY                 0.00
10528         NY                 0.00
10530         NY                 0.11
10532         NY                 0.00
10533         NY                 0.00
10535         NY                 0.00
10536         NY                 0.00
10537         NY                 0.00
10538         NY                 0.00
10541         NY                 0.00
10543         NY                 0.00
10546         NY                 0.00
10547         NY                 0.00
10548         NY                 0.00
10549         NY                 0.00
10550         NY                 0.00
10552         NY                 0.00
10553         NY                 0.00
10560         NY                 0.00
10562         NY                 0.00
10566         NY                 0.00
10567         NY                 0.00
10570         NY                 0.00
10573         NY                 0.00
10576         NY                 0.00
10577         NY                 0.00
10578         NY                 0.00
10579         NY                 0.00
10580         NY                 0.00
10583         NY                 0.00
10588         NY                 0.00
10589         NY                 0.00
10590         NY                 0.00
10591         NY                 0.00
10594         NY                 0.00
10595         NY                 0.00
10597         NY                 0.00
10598         NY                 0.00
10601         NY                 0.00
10603         NY                 0.00
10604         NY                 0.00
10605         NY                 0.00
10606         NY                 0.10
10607         NY                 0.00
10701         NY                 0.00
10703         NY                 0.00
10704         NY                 0.00
10705         NY                 0.00
10706         NY                 0.00
10707         NY                 0.00
10708         NY                 0.00
10709         NY                 0.00
10710         NY                 0.00
10801         NY                 0.07
10803         NY                 0.00
10804         NY                 0.00
10805         NY                 0.00
10901         NY                 0.00
10913         NY                 0.00
10920         NY                 0.00
10923         NY                 0.00
10927         NY                 0.00
10931         NY                 0.00
10952         NY                 0.00
10954         NY                 0.00
10956         NY                 0.08
10960         NY                 0.00
10962         NY                 0.00
10964         NY                 0.00
10965         NY                 0.00
10968         NY                 0.00
10970         NY                 0.00
10974         NY                 0.00
10976         NY                 0.00
10977         NY                 0.00
10980         NY                 0.00
10983         NY                 0.00
10984         NY                 0.00
10986         NY                 0.00
10989         NY                 0.00
10993         NY                 0.00
10994         NY                 0.00
11001         NY                 0.00
11003         NY                 0.00
11004         NY                 0.00
11005         NY                 0.00
11010         NY                 0.00
11020         NY                 0.00
11021         NY                 0.00
11023         NY                 0.00
11024         NY                 0.00
11030         NY                 0.00
11040         NY                 0.00
11042         NY                 0.00
11050         NY                 0.00
11096         NY                 0.00
11101         NY                 0.00
11102         NY                 0.00
11103         NY                 0.00
11104         NY                 0.00
11105         NY                 0.00
11106         NY                 0.00
11201         NY                 0.00
11203         NY                 0.06
11204         NY                 0.10
11205         NY                 0.00
11206         NY                 0.00
11207         NY                 0.22
11208         NY                 0.41
11209         NY                 0.00
11210         NY                 0.07
11211         NY                 0.00
11212         NY                 0.00
11213         NY                 0.20
11214         NY                 0.00
11215         NY                 0.00
11216         NY                 0.00
11217         NY                 0.18
11218         NY                 0.00
11219         NY                 0.00
11220         NY                 0.12
11221         NY                 0.22
11222         NY                 0.00
11223         NY                 0.00
11224         NY                 0.00
11225         NY                 0.00
11226         NY                 0.00
11228         NY                 0.00
11229         NY                 0.00
11230         NY                 0.00
11231         NY                 0.00
11232         NY                 0.00
11233         NY                 0.17
11234         NY                 0.07
11235         NY                 0.00
11236         NY                 0.00
11237         NY                 0.00
11238         NY                 0.00
11239         NY                 0.00
11354         NY                 0.00
11355         NY                 0.00
11356         NY                 0.00
11357         NY                 0.00
11358         NY                 0.00
11360         NY                 0.00
11361         NY                 0.00
11362         NY                 0.00
11363         NY                 0.00
11364         NY                 0.00
11365         NY                 0.00
11366         NY                 0.00
11367         NY                 0.00
11368         NY                 0.00
11369         NY                 0.08
11370         NY                 0.00
11371         NY                 0.00
11372         NY                 0.00
11373         NY                 0.00
11374         NY                 0.00
11375         NY                 0.00
11377         NY                 0.00
11378         NY                 0.00
11379         NY                 0.00
11385         NY                 0.10
11411         NY                 0.00
11412         NY                 0.14
11413         NY                 0.00
11414         NY                 0.00
11415         NY                 0.00
11416         NY                 0.09
11417         NY                 0.00
11418         NY                 0.09
11419         NY                 0.09
11420         NY                 0.10
11421         NY                 0.16
11422         NY                 0.00
11423         NY                 0.00
11426         NY                 0.00
11427         NY                 0.00
11428         NY                 0.00
11429         NY                 0.07
11430         NY                 0.00
11432         NY                 0.00
11433         NY                 0.07
11434         NY                 0.36
11435         NY                 0.00
11436         NY                 0.06
11501         NY                 0.00
11507         NY                 0.00
11509         NY                 0.00
11510         NY                 0.00
11514         NY                 0.00
11516         NY                 0.00
11518         NY                 0.00
11520         NY                 0.00
11530         NY                 0.00
11542         NY                 0.00
11545         NY                 0.00
11547         NY                 0.00
11548         NY                 0.00
11550         NY                 0.00
11552         NY                 0.00
11553         NY                 0.11
11554         NY                 0.00
11557         NY                 0.00
11558         NY                 0.00
11559         NY                 0.00
11560         NY                 0.00
11561         NY                 0.00
11563         NY                 0.00
11565         NY                 0.00
11566         NY                 0.12
11568         NY                 0.00
11569         NY                 0.00
11570         NY                 0.00
11572         NY                 0.00
11575         NY                 0.07
11576         NY                 0.16
11577         NY                 0.00
11579         NY                 0.00
11580         NY                 0.00
11581         NY                 0.00
11590         NY                 0.06
11596         NY                 0.00
11598         NY                 0.00
11691         NY                 0.00
11692         NY                 0.17
11693         NY                 0.00
11694         NY                 0.00
11697         NY                 0.00
11701         NY                 0.00
11702         NY                 0.00
11703         NY                 0.00
11704         NY                 0.00
11705         NY                 0.00
11706         NY                 0.00
11709         NY                 0.00
11710         NY                 0.00
11713         NY                 0.00
11714         NY                 0.00
11715         NY                 0.00
11716         NY                 0.00
11717         NY                 0.00
11718         NY                 0.00
11719         NY                 0.00
11720         NY                 0.00
11721         NY                 0.00
11722         NY                 0.00
11724         NY                 0.00
11725         NY                 0.00
11726         NY                 0.00
11727         NY                 0.00
11729         NY                 0.00
11730         NY                 0.00
11731         NY                 0.00
11732         NY                 0.00
11733         NY                 0.00
11735         NY                 0.00
11738         NY                 0.00
11740         NY                 0.00
11741         NY                 0.00
11742         NY                 0.00
11743         NY                 0.00
11746         NY                 0.00
11747         NY                 0.00
11751         NY                 0.00
11752         NY                 0.00
11753         NY                 0.00
11754         NY                 0.00
11755         NY                 0.00
11756         NY                 0.00
11757         NY                 0.00
11758         NY                 0.00
11762         NY                 0.00
11763         NY                 0.00
11764         NY                 0.00
11765         NY                 0.00
11766         NY                 0.00
11767         NY                 0.00
11768         NY                 0.00
11769         NY                 0.00
11770         NY                 0.00
11771         NY                 0.00
11772         NY                 0.00
11776         NY                 0.00
11777         NY                 0.00
11778         NY                 0.00
11779         NY                 0.00
11780         NY                 0.00
11782         NY                 0.00
11783         NY                 0.00
11784         NY                 0.00
11786         NY                 0.00
11787         NY                 0.00
11788         NY                 0.00
11789         NY                 0.00
11790         NY                 0.00
11791         NY                 0.00
11792         NY                 0.00
11793         NY                 0.00
11795         NY                 0.08
11796         NY                 0.00
11797         NY                 0.00
11798         NY                 0.00
11801         NY                 0.00
11803         NY                 0.00
11804         NY                 0.00
11901         NY                 0.00
11930         NY                 0.00
11932         NY                 0.00
11933         NY                 0.00
11934         NY                 0.00
11935         NY                 0.00
11937         NY                 0.00
11939         NY                 0.00
11940         NY                 0.00
11941         NY                 0.00
11942         NY                 0.00
11944         NY                 0.00
11946         NY                 0.00
11947         NY                 0.00
11948         NY                 0.00
11949         NY                 0.00
11950         NY                 0.00
11951         NY                 0.00
11952         NY                 0.00
11953         NY                 0.00
11954         NY                 0.00
11955         NY                 0.00
11956         NY                 0.00
11957         NY                 0.00
11958         NY                 0.00
11959         NY                 0.00
11960         NY                 0.00
11961         NY                 0.00
11962         NY                 0.00
11963         NY                 0.00
11964         NY                 0.00
11965         NY                 0.00
11967         NY                 0.00
11968         NY                 0.00
11970         NY                 0.00
11971         NY                 0.00
11972         NY                 0.00
11975         NY                 0.00
11976         NY                 0.00
11977         NY                 0.00
11978         NY                 0.00
11980         NY                 0.00
12501         NY                 0.00
12507         NY                 0.00
12508         NY                 0.00
12514         NY                 0.00
12522         NY                 0.00
12524         NY                 0.00
12531         NY                 0.00
12533         NY                 0.00
12538         NY                 0.00
12540         NY                 0.00
12545         NY                 0.00
12546         NY                 0.00
12563         NY                 0.00
12564         NY                 0.00
12567         NY                 0.00
12569         NY                 0.00
12570         NY                 0.00
12571         NY                 0.00
12572         NY                 0.00
12578         NY                 0.00
12580         NY                 0.00
12581         NY                 0.00
12582         NY                 0.00
12583         NY                 0.00
12585         NY                 0.00
12590         NY                 0.00
12592         NY                 0.00
12594         NY                 0.00
12601         NY                 0.00
12603         NY                 0.00
13143         NY                 0.00
13146         NY                 0.00
14001         NY                 0.00
14004         NY                 0.00
14005         NY                 0.00
14006         NY                 0.00
14008         NY                 0.00
14012         NY                 0.00
14013         NY                 0.00
14020         NY                 0.00
14025         NY                 0.00
14026         NY                 0.00
14028         NY                 0.00
14030         NY                 0.00
14031         NY                 0.00
14032         NY                 0.00
14033         NY                 0.00
14034         NY                 0.00
14036         NY                 0.00
14040         NY                 0.00
14043         NY                 0.00
14047         NY                 0.00
14051         NY                 0.00
14052         NY                 0.00
14054         NY                 0.00
14055         NY                 0.00
14057         NY                 0.00
14058         NY                 0.00
14059         NY                 0.00
14067         NY                 0.00
14068         NY                 0.00
14069         NY                 0.00
14072         NY                 0.00
14075         NY                 0.00
14080         NY                 0.00
14085         NY                 0.00
14086         NY                 0.00
14091         NY                 0.00
14092         NY                 0.00
14094         NY                 0.00
14102         NY                 0.00
14105         NY                 0.00
14108         NY                 0.00
14111         NY                 0.00
14120         NY                 0.00
14125         NY                 0.00
14127         NY                 0.00
14131         NY                 0.00
14132         NY                 0.00
14134         NY                 0.00
14139         NY                 0.00
14141         NY                 0.00
14143         NY                 0.00
14150         NY                 0.00
14170         NY                 0.00
14172         NY                 0.00
14174         NY                 0.00
14201         NY                 0.00
14202         NY                 0.00
14203         NY                 0.00
14204         NY                 0.00
14206         NY                 0.00
14207         NY                 0.00
14208         NY                 0.00
14209         NY                 0.00
14210         NY                 0.00
14211         NY                 0.00
14212         NY                 0.00
14213         NY                 0.00
14214         NY                 0.00
14215         NY                 0.00
14216         NY                 0.00
14217         NY                 0.00
14218         NY                 0.00
14219         NY                 0.00
14220         NY                 0.00
14221         NY                 0.00
14222         NY                 0.00
14223         NY                 0.00
14224         NY                 0.00
14225         NY                 0.00
14226         NY                 0.00
14227         NY                 0.00
14228         NY                 0.00
14301         NY                 0.00
14303         NY                 0.00
14304         NY                 0.00
14305         NY                 0.00
14414         NY                 0.00
14416         NY                 0.00
14420         NY                 0.00
14422         NY                 0.00
14423         NY                 0.00
14424         NY                 0.00
14425         NY                 0.00
14428         NY                 0.00
14432         NY                 0.00
14433         NY                 0.00
14435         NY                 0.00
14437         NY                 0.00
14445         NY                 0.00
14450         NY                 0.00
14454         NY                 0.00
14456         NY                 0.00
14462         NY                 0.00
14464         NY                 0.00
14466         NY                 0.00
14467         NY                 0.00
14468         NY                 0.00
14469         NY                 0.00
14471         NY                 0.00
14472         NY                 0.00
14475         NY                 0.00
14480         NY                 0.00
14481         NY                 0.00
14482         NY                 0.00
14485         NY                 0.00
14487         NY                 0.00
14489         NY                 0.00
14502         NY                 0.00
14504         NY                 0.00
14505         NY                 0.00
14506         NY                 0.00
14510         NY                 0.00
14512         NY                 0.00
14513         NY                 0.00
14514         NY                 0.00
14516         NY                 0.00
14517         NY                 0.00
14519         NY                 0.00
14522         NY                 0.00
14525         NY                 0.00
14526         NY                 0.00
14532         NY                 0.00
14533         NY                 0.00
14534         NY                 0.00
14543         NY                 0.00
14545         NY                 0.00
14546         NY                 0.00
14548         NY                 0.00
14551         NY                 0.00
14555         NY                 0.00
14559         NY                 0.00
14560         NY                 0.00
14561         NY                 0.00
14564         NY                 0.00
14568         NY                 0.00
14580         NY                 0.00
14585         NY                 0.00
14586         NY                 0.00
14589         NY                 0.00
14590         NY                 0.00
14604         NY                 0.00
14605         NY                 0.00
14606         NY                 0.00
14607         NY                 0.00
14608         NY                 0.00
14609         NY                 0.00
14610         NY                 0.00
14611         NY                 0.00
14612         NY                 0.00
14613         NY                 0.00
14614         NY                 0.00
14615         NY                 0.00
14616         NY                 0.00
14617         NY                 0.00
14618         NY                 0.00
14619         NY                 0.00
14620         NY                 0.00
14621         NY                 0.00
14622         NY                 0.00
14623         NY                 0.00
14624         NY                 0.00
14625         NY                 0.00
14626         NY                 0.00
14836         NY                 0.00
14846         NY                 0.00
16113         PA                 0.00
16114         PA                 0.00
16121         PA                 0.00
16124         PA                 0.00
16125         PA                 0.00
16127         PA                 0.00
16130         PA                 0.00
16133         PA                 0.00
16134         PA                 0.00
16137         PA                 0.00
16145         PA                 0.00
16146         PA                 0.00
16148         PA                 0.00
16150         PA                 0.00
16151         PA                 0.00
16153         PA                 0.00
16154         PA                 0.00
16159         PA                 0.00
16161         PA                 0.00
16311         PA                 0.00
17814         PA                 0.00
17815         PA                 0.00
17820         PA                 0.00
17846         PA                 0.00
17859         PA                 0.00
17878         PA                 0.00
17888         PA                 0.00
17920         PA                 0.00
17927         PA                 0.00
18201         PA                 0.00
18219         PA                 0.00
18221         PA                 0.00
18222         PA                 0.00
18224         PA                 0.00
18225         PA                 0.00
18234         PA                 0.00
18239         PA                 0.00
18246         PA                 0.00
18249         PA                 0.00
18251         PA                 0.00
18256         PA                 0.00
18403         PA                 0.00
18407         PA                 0.00
18411         PA                 0.00
18414         PA                 0.00
18419         PA                 0.00
18420         PA                 0.00
18433         PA                 0.00
18434         PA                 0.00
18444         PA                 0.00
18446         PA                 0.00
18447         PA                 0.00
18452         PA                 0.00
18471         PA                 0.00
18503         PA                 0.00
18504         PA                 0.00
18505         PA                 0.00
18507         PA                 0.00
18508         PA                 0.00
18509         PA                 0.00
18510         PA                 0.02
18512         PA                 0.00
18517         PA                 0.00
18518         PA                 0.00
18519         PA                 0.00
18601         PA                 0.00
18602         PA                 0.00
18603         PA                 0.00
18611         PA                 0.00
18612         PA                 0.00
18615         PA                 0.00
18617         PA                 0.00
18618         PA                 0.00
18621         PA                 0.00
18622         PA                 0.00
18623         PA                 0.00
18625         PA                 0.00
18629         PA                 0.00
18630         PA                 0.00
18631         PA                 0.00
18634         PA                 0.00
18635         PA                 0.00
18636         PA                 0.00
18640         PA                 0.00
18641         PA                 0.00
18642         PA                 0.00
18643         PA                 0.00
18644         PA                 0.00
18651         PA                 0.00
18653         PA                 0.00
18655         PA                 0.00
18656         PA                 0.00
18657         PA                 0.00
18660         PA                 0.00
18661         PA                 0.00
18701         PA                 0.00
18702         PA                 0.00
18704         PA                 0.00
18705         PA                 0.00
18706         PA                 0.00
18707         PA                 0.00
18708         PA                 0.00
18709         PA                 0.00
20001         DC                 0.09
20002         DC                 0.00
20003         DC                 0.00
20004         DC                 0.00
20005         DC                 0.00
20006         DC                 0.00
20007         DC                 0.00
20008         DC                 0.00
20009         DC                 0.00
20010         DC                 0.00
20011         DC                 0.07
20012         DC                 0.00
20015         DC                 0.00
20016         DC                 0.00
20017         DC                 0.08
20018         DC                 0.00
20019         DC                 0.07
20020         DC                 0.03
20024         DC                 0.00
20032         DC                 0.00
20036         DC                 0.00
20037         DC                 0.17
20105         VA                 0.00
20106         VA                 0.00
20109         VA                 0.05
20110         VA                 0.15
20111         VA                 0.00
20112         VA                 0.00
20115         VA                 0.00
20117         VA                 0.00
20118         VA                 0.00
20119         VA                 0.00
20120         VA                 0.00
20121         VA                 0.06
20124         VA                 0.00
20129         VA                 0.00
20130         VA                 0.00
20132         VA                 0.00
20135         VA                 0.00
20136         VA                 0.00
20137         VA                 0.00
20138         VA                 0.00
20139         VA                 0.00
20140         VA                 0.00
20141         VA                 0.00
20143         VA                 0.00
20144         VA                 0.00
20147         VA                 0.12
20148         VA                 0.15
20151         VA                 0.00
20152         VA                 0.39
20155         VA                 0.08
20158         VA                 0.00
20164         VA                 0.06
20165         VA                 0.11
20166         VA                 0.00
20169         VA                 0.00
20170         VA                 0.00
20171         VA                 0.00
20175         VA                 0.10
20176         VA                 0.11
20180         VA                 0.08
20181         VA                 0.00
20184         VA                 0.00
20186         VA                 0.00
20187         VA                 0.00
20190         VA                 0.02
20191         VA                 0.07
20194         VA                 0.07
20197         VA                 0.00
20198         VA                 0.00
20319         DC                 0.00
20332         DC                 0.00
20336         DC                 0.00
20375         DC                 0.00
20601         MD                 0.00
20602         MD                 0.00
20603         MD                 0.00
20607         MD                 0.00
20608         MD                 0.00
20611         MD                 0.00
20612         MD                 0.00
20613         MD                 0.00
20615         MD                 0.00
20616         MD                 0.00
20617         MD                 0.00
20623         MD                 0.00
20625         MD                 0.00
20629         MD                 0.00
20632         MD                 0.00
20637         MD                 0.00
20639         MD                 0.00
20640         MD                 0.00
20645         MD                 0.00
20646         MD                 0.00
20657         MD                 0.00
20658         MD                 0.00
20662         MD                 0.00
20664         MD                 0.00
20675         MD                 0.00
20676         MD                 0.00
20677         MD                 0.00
20678         MD                 0.00
20685         MD                 0.00
20688         MD                 0.00
20689         MD                 0.00
20693         MD                 0.00
20695         MD                 0.00
20705         MD                 0.00
20706         MD                 0.00
20707         MD                 0.00
20708         MD                 0.00
20710         MD                 0.00
20712         MD                 0.00
20714         MD                 0.00
20715         MD                 0.00
20716         MD                 0.00
20720         MD                 0.00
20721         MD                 0.00
20722         MD                 0.00
20732         MD                 0.00
20735         MD                 0.05
20736         MD                 0.00
20737         MD                 0.00
20740         MD                 0.00
20743         MD                 0.00
20744         MD                 0.09
20745         MD                 0.00
20746         MD                 0.00
20747         MD                 0.03
20748         MD                 0.00
20754         MD                 0.00
20762         MD                 0.00
20769         MD                 0.13
20770         MD                 0.00
20772         MD                 0.19
20774         MD                 0.16
20781         MD                 0.00
20782         MD                 0.00
20783         MD                 0.08
20784         MD                 0.05
20785         MD                 0.00
20812         MD                 0.00
20814         MD                 0.00
20815         MD                 0.04
20816         MD                 0.00
20817         MD                 0.00
20818         MD                 0.00
20832         MD                 0.00
20833         MD                 0.00
20837         MD                 0.00
20838         MD                 0.00
20839         MD                 0.00
20841         MD                 0.00
20842         MD                 0.00
20850         MD                 0.00
20851         MD                 0.00
20852         MD                 0.05
20853         MD                 0.00
20854         MD                 0.00
20855         MD                 0.00
20860         MD                 0.00
20861         MD                 0.00
20862         MD                 0.00
20866         MD                 0.06
20868         MD                 0.00
20871         MD                 0.00
20872         MD                 0.00
20874         MD                 0.00
20876         MD                 0.00
20877         MD                 0.00
20878         MD                 0.00
20879         MD                 0.05
20880         MD                 0.00
20882         MD                 0.00
20886         MD                 0.00
20895         MD                 0.00
20896         MD                 0.00
20901         MD                 0.00
20902         MD                 0.00
20903         MD                 0.00
20904         MD                 0.00
20905         MD                 0.00
20906         MD                 0.13
20910         MD                 0.07
20912         MD                 0.00
21701         MD                 0.00
21702         MD                 0.10
21703         MD                 0.00
21704         MD                 0.00
21710         MD                 0.10
21716         MD                 0.00
21717         MD                 0.00
21718         MD                 0.00
21727         MD                 0.00
21754         MD                 0.00
21755         MD                 0.00
21758         MD                 0.07
21762         MD                 0.00
21769         MD                 0.11
21770         MD                 0.00
21771         MD                 0.00
21773         MD                 0.00
21774         MD                 0.00
21777         MD                 0.00
21778         MD                 0.00
21780         MD                 0.00
21788         MD                 0.00
21790         MD                 0.00
21793         MD                 0.00
21798         MD                 0.00
22003         VA                 0.03
22015         VA                 0.00
22026         VA                 0.29
22027         VA                 0.00
22030         VA                 0.07
22031         VA                 0.00
22032         VA                 0.00
22033         VA                 0.00
22039         VA                 0.00
22041         VA                 0.00
22042         VA                 0.14
22043         VA                 0.00
22044         VA                 0.10
22046         VA                 0.00
22060         VA                 0.00
22066         VA                 0.00
22079         VA                 0.00
22101         VA                 0.19
22102         VA                 0.12
22124         VA                 0.00
22125         VA                 0.00
22134         VA                 0.00
22150         VA                 0.00
22151         VA                 0.07
22152         VA                 0.06
22153         VA                 0.14
22172         VA                 0.10
22180         VA                 0.00
22181         VA                 0.00
22182         VA                 0.00
22191         VA                 0.05
22192         VA                 0.07
22193         VA                 0.33
22201         VA                 0.00
22202         VA                 0.00
22203         VA                 0.00
22204         VA                 0.00
22205         VA                 0.00
22206         VA                 0.00
22207         VA                 0.00
22209         VA                 0.00
22211         VA                 0.00
22213         VA                 0.00
22301         VA                 0.00
22302         VA                 0.00
22303         VA                 0.00
22304         VA                 0.00
22305         VA                 0.00
22306         VA                 0.00
22307         VA                 0.00
22308         VA                 0.00
22309         VA                 0.14
22310         VA                 0.00
22311         VA                 0.00
22312         VA                 0.00
22314         VA                 0.00
22315         VA                 0.00
22401         VA                 0.11
22405         VA                 0.00
22406         VA                 0.00
22407         VA                 0.05
22408         VA                 0.00
22448         VA                 0.00
22485         VA                 0.00
22534         VA                 0.00
22553         VA                 0.09
22554         VA                 0.00
22610         VA                 0.00
22611         VA                 0.00
22620         VA                 0.00
22630         VA                 0.00
22639         VA                 0.00
22642         VA                 0.00
22643         VA                 0.00
22646         VA                 0.00
22663         VA                 0.00
22701         VA                 0.00
22712         VA                 0.09
22713         VA                 0.00
22714         VA                 0.00
22718         VA                 0.00
22720         VA                 0.00
22724         VA                 0.00
22726         VA                 0.00
22728         VA                 0.00
22729         VA                 0.00
22733         VA                 0.00
22734         VA                 0.00
22735         VA                 0.00
22736         VA                 0.00
22737         VA                 0.00
22741         VA                 0.00
22742         VA                 0.00
22746         VA                 0.00
22747         VA                 0.00
23009         VA                 0.00
23086         VA                 0.00
23106         VA                 0.00
23181         VA                 0.00
25401         WV                 0.00
25413         WV                 0.00
25414         WV                 0.00
25419         WV                 0.00
25420         WV                 0.00
25421         WV                 0.00
25425         WV                 0.00
25427         WV                 0.03
25428         WV                 0.00
25430         WV                 0.00
25438         WV                 0.00
25441         WV                 0.00
25442         WV                 0.00
25443         WV                 0.00
25446         WV                 0.00
25504         WV                 0.00
25507         WV                 0.00
25510         WV                 0.00
25511         WV                 0.00
25512         WV                 0.00
25514         WV                 0.00
25517         WV                 0.00
25530         WV                 0.00
25534         WV                 0.00
25535         WV                 0.00
25537         WV                 0.00
25541         WV                 0.00
25545         WV                 0.00
25555         WV                 0.00
25559         WV                 0.00
25570         WV                 0.00
25669         WV                 0.00
25699         WV                 0.00
25701         WV                 0.00
25702         WV                 0.00
25703         WV                 0.00
25704         WV                 0.00
25705         WV                 0.00
26003         WV                 0.00
26030         WV                 0.00
26032         WV                 0.00
26033         WV                 0.00
26034         WV                 0.00
26035         WV                 0.00
26036         WV                 0.00
26037         WV                 0.00
26038         WV                 0.00
26039         WV                 0.00
26040         WV                 0.00
26041         WV                 0.00
26047         WV                 0.00
26050         WV                 0.00
26055         WV                 0.00
26056         WV                 0.00
26059         WV                 0.00
26060         WV                 0.00
26062         WV                 0.00
26070         WV                 0.00
26074         WV                 0.00
26075         WV                 0.00
26101         WV                 0.00
26104         WV                 0.00
26105         WV                 0.00
26133         WV                 0.00
26142         WV                 0.00
26150         WV                 0.00
26169         WV                 0.00
26180         WV                 0.00
26181         WV                 0.00
26184         WV                 0.00
26187         WV                 0.00
27013         NC                 0.00
27054         NC                 0.00
27530         NC                 0.00
27534         NC                 0.00
27557         NC                 0.00
27801         NC                 0.00
27803         NC                 0.00
27804         NC                 0.00
27807         NC                 0.00
27809         NC                 0.00
27812         NC                 0.00
27816         NC                 0.00
27819         NC                 0.00
27827         NC                 0.00
27828         NC                 0.00
27829         NC                 0.00
27830         NC                 0.00
27834         NC                 0.00
27837         NC                 0.00
27852         NC                 0.00
27856         NC                 0.00
27858         NC                 0.03
27863         NC                 0.00
27864         NC                 0.00
27878         NC                 0.00
27882         NC                 0.00
27884         NC                 0.00
27886         NC                 0.00
27891         NC                 0.00
28006         NC                 0.00
28012         NC                 0.00
28016         NC                 0.00
28021         NC                 0.00
28023         NC                 0.00
28025         NC                 0.00
28027         NC                 0.00
28031         NC                 0.07
28032         NC                 0.00
28033         NC                 0.00
28034         NC                 0.00
28036         NC                 0.00
28037         NC                 0.05
28052         NC                 0.00
28054         NC                 0.00
28056         NC                 0.00
28071         NC                 0.00
28072         NC                 0.00
28075         NC                 0.00
28077         NC                 0.00
28078         NC                 0.00
28079         NC                 0.00
28080         NC                 0.00
28081         NC                 0.00
28083         NC                 0.00
28088         NC                 0.00
28092         NC                 0.00
28098         NC                 0.00
28101         NC                 0.00
28103         NC                 0.00
28104         NC                 0.00
28105         NC                 0.00
28107         NC                 0.00
28110         NC                 0.00
28112         NC                 0.00
28120         NC                 0.07
28124         NC                 0.00
28125         NC                 0.00
28134         NC                 0.02
28138         NC                 0.00
28144         NC                 0.00
28146         NC                 0.00
28147         NC                 0.00
28159         NC                 0.00
28164         NC                 0.00
28168         NC                 0.00
28173         NC                 0.09
28174         NC                 0.00
28202         NC                 0.00
28203         NC                 0.00
28204         NC                 0.00
28205         NC                 0.00
28206         NC                 0.02
28207         NC                 0.00
28208         NC                 0.00
28209         NC                 0.00
28210         NC                 0.00
28211         NC                 0.00
28212         NC                 0.00
28213         NC                 0.00
28214         NC                 0.00
28215         NC                 0.00
28216         NC                 0.03
28217         NC                 0.00
28223         NC                 0.00
28226         NC                 0.00
28227         NC                 0.02
28262         NC                 0.00
28269         NC                 0.02
28270         NC                 0.03
28273         NC                 0.00
28277         NC                 0.00
28278         NC                 0.05
28333         NC                 0.00
28365         NC                 0.00
28513         NC                 0.00
28530         NC                 0.00
28578         NC                 0.00
28590         NC                 0.00
28601         NC                 0.00
28602         NC                 0.00
29040         SC                 0.00
29062         SC                 0.00
29104         SC                 0.00
29114         SC                 0.00
29125         SC                 0.00
29128         SC                 0.00
29150         SC                 0.00
29152         SC                 0.00
29153         SC                 0.00
29154         SC                 0.00
29161         SC                 0.00
29168         SC                 0.00
29301         SC                 0.00
29302         SC                 0.00
29303         SC                 0.00
29306         SC                 0.00
29307         SC                 0.00
29316         SC                 0.00
29320         SC                 0.00
29322         SC                 0.00
29323         SC                 0.00
29330         SC                 0.00
29334         SC                 0.00
29335         SC                 0.00
29338         SC                 0.00
29340         SC                 0.00
29341         SC                 0.00
29349         SC                 0.00
29356         SC                 0.00
29365         SC                 0.00
29369         SC                 0.00
29372         SC                 0.00
29373         SC                 0.00
29374         SC                 0.00
29375         SC                 0.00
29376         SC                 0.00
29377         SC                 0.00
29385         SC                 0.00
29388         SC                 0.00
29401         SC                 0.00
29403         SC                 0.00
29404         SC                 0.00
29405         SC                 0.00
29406         SC                 0.00
29407         SC                 0.04
29412         SC                 0.00
29414         SC                 0.00
29418         SC                 0.00
29420         SC                 0.00
29423         SC                 0.00
29426         SC                 0.00
29429         SC                 0.00
29430         SC                 0.00
29431         SC                 0.00
29434         SC                 0.00
29436         SC                 0.00
29437         SC                 0.00
29439         SC                 0.00
29445         SC                 0.00
29448         SC                 0.00
29449         SC                 0.00
29450         SC                 0.00
29451         SC                 0.00
29453         SC                 0.00
29455         SC                 0.00
29456         SC                 0.00
29458         SC                 0.00
29461         SC                 0.00
29464         SC                 0.00
29466         SC                 0.12
29468         SC                 0.00
29469         SC                 0.00
29470         SC                 0.00
29471         SC                 0.00
29472         SC                 0.00
29477         SC                 0.00
29479         SC                 0.00
29482         SC                 0.00
29483         SC                 0.00
29485         SC                 0.04
29487         SC                 0.00
29492         SC                 0.00
29501         SC                 0.00
29505         SC                 0.05
29506         SC                 0.00
29511         SC                 0.00
29526         SC                 0.00
29527         SC                 0.00
29530         SC                 0.00
29541         SC                 0.00
29544         SC                 0.00
29545         SC                 0.00
29555         SC                 0.00
29560         SC                 0.00
29566         SC                 0.00
29568         SC                 0.00
29569         SC                 0.00
29572         SC                 0.00
29575         SC                 0.00
29576         SC                 0.00
29577         SC                 0.00
29579         SC                 0.00
29581         SC                 0.00
29582         SC                 0.17
29583         SC                 0.00
29591         SC                 0.00
29601         SC                 0.00
29605         SC                 0.00
29607         SC                 0.00
29609         SC                 0.00
29611         SC                 0.00
29615         SC                 0.00
29617         SC                 0.00
29621         SC                 0.00
29624         SC                 0.00
29625         SC                 0.00
29626         SC                 0.00
29627         SC                 0.00
29630         SC                 0.00
29631         SC                 0.00
29635         SC                 0.00
29640         SC                 0.00
29642         SC                 0.00
29644         SC                 0.00
29650         SC                 0.00
29651         SC                 0.00
29654         SC                 0.00
29655         SC                 0.00
29656         SC                 0.00
29657         SC                 0.00
29661         SC                 0.00
29662         SC                 0.00
29667         SC                 0.00
29669         SC                 0.00
29670         SC                 0.00
29671         SC                 0.00
29673         SC                 0.00
29677         SC                 0.00
29680         SC                 0.00
29681         SC                 0.00
29682         SC                 0.00
29683         SC                 0.00
29684         SC                 0.00
29685         SC                 0.00
29687         SC                 0.00
29688         SC                 0.00
29689         SC                 0.00
29690         SC                 0.00
29697         SC                 0.00
29702         SC                 0.00
29704         SC                 0.00
29708         SC                 0.00
29710         SC                 0.00
29715         SC                 0.00
29717         SC                 0.00
29726         SC                 0.00
29730         SC                 0.00
29732         SC                 0.00
29742         SC                 0.00
29743         SC                 0.00
29745         SC                 0.00
33004         FL                 0.00
33009         FL                 0.00
33010         FL                 0.00
33012         FL                 0.03
33013         FL                 0.00
33014         FL                 0.00
33015         FL                 0.00
33016         FL                 0.00
33018         FL                 0.00
33019         FL                 0.00
33020         FL                 0.00
33021         FL                 0.00
33023         FL                 0.04
33024         FL                 0.00
33025         FL                 0.10
33026         FL                 0.00
33027         FL                 0.00
33028         FL                 0.06
33029         FL                 0.21
33030         FL                 0.00
33031         FL                 0.00
33032         FL                 0.05
33033         FL                 0.00
33034         FL                 0.00
33035         FL                 0.02
33054         FL                 0.00
33055         FL                 0.00
33056         FL                 0.00
33060         FL                 0.12
33062         FL                 0.08
33063         FL                 0.04
33064         FL                 0.00
33065         FL                 0.00
33066         FL                 0.03
33067         FL                 0.11
33068         FL                 0.00
33069         FL                 0.00
33071         FL                 0.00
33073         FL                 0.00
33076         FL                 0.00
33109         FL                 0.00
33122         FL                 0.00
33125         FL                 0.00
33126         FL                 0.00
33127         FL                 0.00
33128         FL                 0.00
33129         FL                 0.00
33130         FL                 0.00
33131         FL                 0.00
33132         FL                 0.00
33133         FL                 0.00
33134         FL                 0.11
33135         FL                 0.00
33136         FL                 0.00
33137         FL                 0.00
33138         FL                 0.00
33139         FL                 0.29
33140         FL                 0.00
33141         FL                 0.00
33142         FL                 0.00
33143         FL                 0.08
33144         FL                 0.00
33145         FL                 0.04
33146         FL                 0.00
33147         FL                 0.00
33149         FL                 0.29
33150         FL                 0.00
33154         FL                 0.00
33155         FL                 0.00
33156         FL                 0.00
33157         FL                 0.09
33158         FL                 0.00
33160         FL                 0.00
33161         FL                 0.00
33162         FL                 0.00
33165         FL                 0.00
33166         FL                 0.00
33167         FL                 0.00
33168         FL                 0.00
33169         FL                 0.04
33170         FL                 0.00
33172         FL                 0.00
33173         FL                 0.00
33174         FL                 0.00
33175         FL                 0.00
33176         FL                 0.00
33177         FL                 0.00
33178         FL                 0.00
33179         FL                 0.03
33180         FL                 0.06
33181         FL                 0.00
33182         FL                 0.00
33183         FL                 0.00
33184         FL                 0.00
33185         FL                 0.00
33186         FL                 0.00
33187         FL                 0.00
33189         FL                 0.00
33190         FL                 0.00
33193         FL                 0.00
33194         FL                 0.00
33196         FL                 0.00
33301         FL                 0.05
33304         FL                 0.15
33305         FL                 0.00
33306         FL                 0.00
33308         FL                 0.00
33309         FL                 0.00
33311         FL                 0.00
33312         FL                 0.00
33313         FL                 0.00
33314         FL                 0.00
33315         FL                 0.00
33316         FL                 0.00
33317         FL                 0.00
33319         FL                 0.00
33321         FL                 0.00
33322         FL                 0.00
33323         FL                 0.00
33324         FL                 0.00
33325         FL                 0.00
33326         FL                 0.00
33327         FL                 0.04
33328         FL                 0.03
33330         FL                 0.00
33331         FL                 0.00
33332         FL                 0.00
33334         FL                 0.05
33351         FL                 0.00
33388         FL                 0.00
33394         FL                 0.00
33441         FL                 0.03
33442         FL                 0.00
33455         FL                 0.00
33946         FL                 0.00
33947         FL                 0.00
33948         FL                 0.00
33950         FL                 0.00
33952         FL                 0.00
33953         FL                 0.00
33954         FL                 0.00
33955         FL                 0.00
33980         FL                 0.00
33981         FL                 0.00
33982         FL                 0.00
33983         FL                 0.00
34102         FL                 0.00
34103         FL                 0.11
34104         FL                 0.10
34105         FL                 0.00
34108         FL                 0.00
34109         FL                 0.00
34110         FL                 0.00
34112         FL                 0.00
34113         FL                 0.12
34114         FL                 0.00
34116         FL                 0.00
34117         FL                 0.00
34119         FL                 0.00
34120         FL                 0.00
34137         FL                 0.00
34138         FL                 0.00
34139         FL                 0.00
34141         FL                 0.00
34142         FL                 0.00
34145         FL                 0.00
34945         FL                 0.00
34946         FL                 0.00
34947         FL                 0.00
34949         FL                 0.00
34950         FL                 0.00
34951         FL                 0.00
34952         FL                 0.00
34953         FL                 0.09
34956         FL                 0.00
34957         FL                 0.00
34981         FL                 0.00
34982         FL                 0.00
34983         FL                 0.00
34984         FL                 0.00
34986         FL                 0.00
34987         FL                 0.00
34990         FL                 0.00
34994         FL                 0.00
34996         FL                 0.00
34997         FL                 0.00
37040         TN                 0.00
37042         TN                 0.00
37043         TN                 0.00
37052         TN                 0.00
37142         TN                 0.00
37171         TN                 0.00
37191         TN                 0.00
38002         TN                 0.00
38004         TN                 0.00
38011         TN                 0.00
38015         TN                 0.00
38017         TN                 0.00
38018         TN                 0.00
38019         TN                 0.00
38023         TN                 0.00
38028         TN                 0.00
38036         TN                 0.00
38046         TN                 0.00
38049         TN                 0.00
38053         TN                 0.00
38057         TN                 0.00
38058         TN                 0.00
38060         TN                 0.00
38066         TN                 0.00
38068         TN                 0.00
38076         TN                 0.00
38103         TN                 0.00
38104         TN                 0.00
38105         TN                 0.00
38106         TN                 0.00
38107         TN                 0.00
38108         TN                 0.00
38109         TN                 0.00
38111         TN                 0.00
38112         TN                 0.00
38114         TN                 0.00
38115         TN                 0.00
38116         TN                 0.00
38117         TN                 0.00
38118         TN                 0.00
38119         TN                 0.00
38120         TN                 0.00
38122         TN                 0.00
38125         TN                 0.00
38126         TN                 0.00
38127         TN                 0.00
38128         TN                 0.00
38131         TN                 0.00
38132         TN                 0.00
38133         TN                 0.00
38134         TN                 0.00
38135         TN                 0.00
38138         TN                 0.00
38139         TN                 0.00
38141         TN                 0.00
38157         TN                 0.00
38301         TN                 0.00
38305         TN                 0.00
38313         TN                 0.00
38332         TN                 0.00
38340         TN                 0.00
38347         TN                 0.00
38352         TN                 0.00
38356         TN                 0.00
38362         TN                 0.00
38366         TN                 0.00
38378         TN                 0.00
38391         TN                 0.00
38392         TN                 0.00
38632         MS                 0.00
38637         MS                 0.00
38641         MS                 0.00
38651         MS                 0.00
38654         MS                 0.00
38671         MS                 0.00
38672         MS                 0.00
38680         MS                 0.00
39041         MS                 0.00
39042         MS                 0.00
39045         MS                 0.00
39046         MS                 0.00
39047         MS                 0.00
39056         MS                 0.00
39060         MS                 0.00
39066         MS                 0.00
39071         MS                 0.00
39073         MS                 0.00
39110         MS                 0.00
39145         MS                 0.00
39148         MS                 0.00
39151         MS                 0.00
39154         MS                 0.00
39157         MS                 0.00
39161         MS                 0.00
39170         MS                 0.00
39174         MS                 0.00
39175         MS                 0.00
39201         MS                 0.00
39202         MS                 0.00
39203         MS                 0.00
39204         MS                 0.00
39206         MS                 0.00
39208         MS                 0.00
39209         MS                 0.00
39210         MS                 0.00
39211         MS                 0.00
39212         MS                 0.00
39213         MS                 0.00
39216         MS                 0.00
39218         MS                 0.00
39269         MS                 0.00
39401         MS                 0.00
39402         MS                 0.00
39425         MS                 0.00
39455         MS                 0.00
39465         MS                 0.00
39475         MS                 0.00
39482         MS                 0.00
39501         MS                 0.00
39503         MS                 0.05
39507         MS                 0.00
39520         MS                 0.00
39525         MS                 0.00
39530         MS                 0.00
39531         MS                 0.00
39532         MS                 0.00
39553         MS                 0.00
39556         MS                 0.00
39562         MS                 0.00
39563         MS                 0.00
39564         MS                 0.00
39565         MS                 0.00
39567         MS                 0.00
39572         MS                 0.00
39576         MS                 0.00
39581         MS                 0.00
41005         KY                 0.03
41042         KY                 0.00
41048         KY                 0.00
41080         KY                 0.00
41091         KY                 0.00
41092         KY                 0.00
41094         KY                 0.00
41101         KY                 0.00
41102         KY                 0.00
41121         KY                 0.00
41129         KY                 0.00
41132         KY                 0.00
41139         KY                 0.00
41142         KY                 0.00
41143         KY                 0.00
41144         KY                 0.00
41146         KY                 0.00
41164         KY                 0.00
41168         KY                 0.00
41169         KY                 0.00
41174         KY                 0.00
41175         KY                 0.00
41183         KY                 0.00
42217         KY                 0.00
42223         KY                 0.00
42232         KY                 0.00
42236         KY                 0.00
42240         KY                 0.00
42254         KY                 0.00
42262         KY                 0.00
42266         KY                 0.00
42406         KY                 0.00
42420         KY                 0.00
42451         KY                 0.00
42452         KY                 0.00
42457         KY                 0.00
42458         KY                 0.00
43001         OH                 0.00
43002         OH                 0.00
43003         OH                 0.00
43004         OH                 0.00
43008         OH                 0.00
43013         OH                 0.00
43015         OH                 0.00
43016         OH                 0.00
43017         OH                 0.00
43018         OH                 0.00
43021         OH                 0.00
43023         OH                 0.00
43025         OH                 0.00
43026         OH                 0.00
43031         OH                 0.00
43032         OH                 0.00
43033         OH                 0.00
43035         OH                 0.00
43046         OH                 0.00
43054         OH                 0.00
43055         OH                 0.00
43056         OH                 0.00
43061         OH                 0.00
43062         OH                 0.00
43064         OH                 0.00
43065         OH                 0.00
43066         OH                 0.00
43068         OH                 0.00
43071         OH                 0.00
43074         OH                 0.00
43080         OH                 0.00
43081         OH                 0.00
43082         OH                 0.00
43085         OH                 0.00
43102         OH                 0.00
43103         OH                 0.00
43105         OH                 0.00
43107         OH                 0.00
43109         OH                 0.00
43110         OH                 0.00
43112         OH                 0.00
43113         OH                 0.00
43116         OH                 0.00
43119         OH                 0.00
43123         OH                 0.00
43125         OH                 0.00
43126         OH                 0.00
43130         OH                 0.00
43136         OH                 0.00
43137         OH                 0.00
43140         OH                 0.00
43143         OH                 0.00
43145         OH                 0.00
43146         OH                 0.00
43147         OH                 0.00
43148         OH                 0.00
43150         OH                 0.00
43151         OH                 0.00
43153         OH                 0.00
43154         OH                 0.00
43155         OH                 0.00
43156         OH                 0.00
43157         OH                 0.00
43162         OH                 0.00
43164         OH                 0.00
43201         OH                 0.00
43202         OH                 0.00
43203         OH                 0.00
43204         OH                 0.00
43205         OH                 0.00
43206         OH                 0.00
43207         OH                 0.00
43209         OH                 0.00
43210         OH                 0.00
43211         OH                 0.00
43212         OH                 0.00
43213         OH                 0.00
43214         OH                 0.00
43215         OH                 0.00
43217         OH                 0.00
43219         OH                 0.01
43220         OH                 0.00
43221         OH                 0.00
43222         OH                 0.00
43223         OH                 0.00
43224         OH                 0.00
43227         OH                 0.00
43228         OH                 0.00
43229         OH                 0.00
43230         OH                 0.00
43231         OH                 0.00
43232         OH                 0.00
43235         OH                 0.00
43240         OH                 0.00
43402         OH                 0.00
43406         OH                 0.00
43413         OH                 0.00
43437         OH                 0.00
43443         OH                 0.00
43447         OH                 0.00
43450         OH                 0.00
43451         OH                 0.00
43457         OH                 0.00
43460         OH                 0.00
43462         OH                 0.00
43465         OH                 0.00
43466         OH                 0.00
43467         OH                 0.00
43502         OH                 0.00
43504         OH                 0.00
43511         OH                 0.00
43515         OH                 0.00
43521         OH                 0.00
43522         OH                 0.00
43525         OH                 0.00
43528         OH                 0.00
43529         OH                 0.00
43533         OH                 0.00
43537         OH                 0.00
43540         OH                 0.00
43541         OH                 0.00
43542         OH                 0.00
43547         OH                 0.00
43551         OH                 0.00
43553         OH                 0.00
43558         OH                 0.00
43560         OH                 0.00
43565         OH                 0.00
43566         OH                 0.00
43567         OH                 0.00
43569         OH                 0.00
43571         OH                 0.00
43602         OH                 0.00
43604         OH                 0.00
43605         OH                 0.00
43606         OH                 0.00
43607         OH                 0.00
43608         OH                 0.00
43609         OH                 0.00
43610         OH                 0.00
43611         OH                 0.00
43612         OH                 0.00
43613         OH                 0.00
43614         OH                 0.00
43615         OH                 0.00
43616         OH                 0.00
43617         OH                 0.00
43618         OH                 0.00
43619         OH                 0.00
43620         OH                 0.00
43623         OH                 0.00
43624         OH                 0.00
43713         OH                 0.00
43718         OH                 0.00
43719         OH                 0.00
43721         OH                 0.00
43740         OH                 0.00
43901         OH                 0.00
43902         OH                 0.00
43903         OH                 0.00
43905         OH                 0.00
43906         OH                 0.00
43908         OH                 0.00
43909         OH                 0.00
43910         OH                 0.00
43912         OH                 0.00
43913         OH                 0.00
43917         OH                 0.00
43920         OH                 0.00
43925         OH                 0.00
43926         OH                 0.00
43927         OH                 0.00
43928         OH                 0.00
43930         OH                 0.00
43932         OH                 0.00
43933         OH                 0.00
43934         OH                 0.00
43935         OH                 0.00
43938         OH                 0.00
43939         OH                 0.00
43940         OH                 0.00
43942         OH                 0.00
43943         OH                 0.00
43944         OH                 0.00
43945         OH                 0.00
43947         OH                 0.00
43948         OH                 0.00
43950         OH                 0.00
43951         OH                 0.00
43952         OH                 0.00
43953         OH                 0.00
43961         OH                 0.00
43962         OH                 0.00
43963         OH                 0.00
43964         OH                 0.00
43967         OH                 0.00
43968         OH                 0.00
43971         OH                 0.00
43972         OH                 0.00
43977         OH                 0.00
43983         OH                 0.00
44001         OH                 0.00
44003         OH                 0.00
44004         OH                 0.00
44010         OH                 0.00
44011         OH                 0.00
44012         OH                 0.00
44017         OH                 0.00
44021         OH                 0.00
44022         OH                 0.00
44023         OH                 0.00
44024         OH                 0.00
44026         OH                 0.00
44028         OH                 0.00
44030         OH                 0.00
44032         OH                 0.00
44035         OH                 0.00
44039         OH                 0.00
44040         OH                 0.00
44041         OH                 0.00
44044         OH                 0.00
44046         OH                 0.00
44047         OH                 0.00
44048         OH                 0.00
44049         OH                 0.00
44050         OH                 0.00
44052         OH                 0.00
44053         OH                 0.00
44054         OH                 0.00
44055         OH                 0.00
44056         OH                 0.00
44057         OH                 0.02
44060         OH                 0.00
44062         OH                 0.00
44064         OH                 0.00
44065         OH                 0.00
44067         OH                 0.00
44070         OH                 0.00
44072         OH                 0.00
44074         OH                 0.00
44076         OH                 0.00
44077         OH                 0.00
44080         OH                 0.00
44081         OH                 0.00
44082         OH                 0.00
44084         OH                 0.00
44085         OH                 0.00
44086         OH                 0.00
44087         OH                 0.00
44090         OH                 0.00
44092         OH                 0.03
44093         OH                 0.00
44094         OH                 0.00
44095         OH                 0.00
44099         OH                 0.00
44102         OH                 0.00
44103         OH                 0.00
44104         OH                 0.00
44105         OH                 0.00
44106         OH                 0.00
44107         OH                 0.00
44108         OH                 0.00
44109         OH                 0.00
44110         OH                 0.00
44111         OH                 0.00
44112         OH                 0.00
44113         OH                 0.00
44114         OH                 0.00
44115         OH                 0.00
44116         OH                 0.00
44117         OH                 0.00
44118         OH                 0.00
44119         OH                 0.00
44120         OH                 0.00
44121         OH                 0.00
44122         OH                 0.00
44123         OH                 0.00
44124         OH                 0.02
44125         OH                 0.00
44126         OH                 0.00
44127         OH                 0.00
44128         OH                 0.00
44129         OH                 0.00
44130         OH                 0.00
44131         OH                 0.00
44132         OH                 0.00
44133         OH                 0.00
44134         OH                 0.00
44135         OH                 0.00
44136         OH                 0.00
44137         OH                 0.00
44138         OH                 0.00
44139         OH                 0.00
44140         OH                 0.00
44141         OH                 0.00
44142         OH                 0.00
44143         OH                 0.00
44144         OH                 0.00
44145         OH                 0.00
44146         OH                 0.00
44147         OH                 0.00
44201         OH                 0.00
44202         OH                 0.00
44203         OH                 0.00
44212         OH                 0.00
44215         OH                 0.00
44216         OH                 0.00
44221         OH                 0.00
44223         OH                 0.00
44224         OH                 0.00
44231         OH                 0.00
44233         OH                 0.00
44234         OH                 0.00
44235         OH                 0.00
44236         OH                 0.00
44240         OH                 0.00
44241         OH                 0.00
44243         OH                 0.00
44250         OH                 0.00
44251         OH                 0.00
44253         OH                 0.00
44254         OH                 0.00
44255         OH                 0.00
44256         OH                 0.00
44260         OH                 0.00
44262         OH                 0.00
44264         OH                 0.00
44266         OH                 0.00
44272         OH                 0.00
44273         OH                 0.00
44275         OH                 0.00
44278         OH                 0.00
44280         OH                 0.00
44281         OH                 0.00
44286         OH                 0.00
44288         OH                 0.00
44301         OH                 0.00
44302         OH                 0.00
44303         OH                 0.00
44304         OH                 0.00
44305         OH                 0.00
44306         OH                 0.00
44307         OH                 0.00
44308         OH                 0.00
44310         OH                 0.00
44311         OH                 0.00
44312         OH                 0.00
44313         OH                 0.00
44314         OH                 0.00
44319         OH                 0.00
44320         OH                 0.00
44321         OH                 0.00
44322         OH                 0.00
44333         OH                 0.00
44401         OH                 0.00
44402         OH                 0.00
44403         OH                 0.00
44404         OH                 0.00
44405         OH                 0.00
44406         OH                 0.00
44408         OH                 0.00
44410         OH                 0.00
44411         OH                 0.00
44412         OH                 0.00
44413         OH                 0.00
44417         OH                 0.00
44418         OH                 0.00
44420         OH                 0.00
44423         OH                 0.00
44425         OH                 0.00
44427         OH                 0.00
44428         OH                 0.00
44429         OH                 0.00
44430         OH                 0.00
44431         OH                 0.00
44432         OH                 0.00
44436         OH                 0.00
44437         OH                 0.00
44438         OH                 0.00
44440         OH                 0.00
44441         OH                 0.00
44442         OH                 0.00
44443         OH                 0.00
44444         OH                 0.00
44445         OH                 0.00
44446         OH                 0.00
44449         OH                 0.00
44450         OH                 0.00
44451         OH                 0.00
44452         OH                 0.00
44454         OH                 0.00
44455         OH                 0.00
44460         OH                 0.00
44470         OH                 0.00
44471         OH                 0.00
44473         OH                 0.00
44481         OH                 0.00
44483         OH                 0.00
44484         OH                 0.00
44485         OH                 0.00
44490         OH                 0.00
44491         OH                 0.00
44502         OH                 0.00
44503         OH                 0.00
44504         OH                 0.00
44505         OH                 0.00
44506         OH                 0.00
44507         OH                 0.00
44509         OH                 0.00
44510         OH                 0.00
44511         OH                 0.00
44512         OH                 0.00
44514         OH                 0.00
44515         OH                 0.00
44601         OH                 0.00
44608         OH                 0.00
44609         OH                 0.00
44613         OH                 0.00
44614         OH                 0.00
44615         OH                 0.00
44619         OH                 0.00
44620         OH                 0.00
44625         OH                 0.00
44626         OH                 0.00
44632         OH                 0.00
44634         OH                 0.00
44640         OH                 0.00
44641         OH                 0.00
44643         OH                 0.00
44644         OH                 0.00
44646         OH                 0.00
44647         OH                 0.00
44651         OH                 0.00
44657         OH                 0.00
44662         OH                 0.00
44666         OH                 0.00
44669         OH                 0.00
44670         OH                 0.00
44672         OH                 0.00
44675         OH                 0.00
44685         OH                 0.00
44688         OH                 0.00
44689         OH                 0.00
44702         OH                 0.00
44703         OH                 0.00
44704         OH                 0.00
44705         OH                 0.00
44706         OH                 0.00
44707         OH                 0.00
44708         OH                 0.00
44709         OH                 0.00
44710         OH                 0.00
44714         OH                 0.00
44718         OH                 0.00
44720         OH                 0.00
44721         OH                 0.00
44730         OH                 0.00
44813         OH                 0.00
44817         OH                 0.00
44820         OH                 0.00
44822         OH                 0.00
44825         OH                 0.00
44827         OH                 0.00
44833         OH                 0.00
44843         OH                 0.00
44854         OH                 0.00
44856         OH                 0.00
44860         OH                 0.00
44875         OH                 0.00
44878         OH                 0.00
44887         OH                 0.00
44902         OH                 0.00
44903         OH                 0.00
44904         OH                 0.00
44905         OH                 0.00
44906         OH                 0.00
44907         OH                 0.00
45001         OH                 0.00
45002         OH                 0.00
45005         OH                 0.00
45011         OH                 0.00
45011         OH                 0.00
45013         OH                 0.00
45013         OH                 0.00
45015         OH                 0.00
45015         OH                 0.00
45030         OH                 0.00
45032         OH                 0.00
45033         OH                 0.00
45034         OH                 0.00
45036         OH                 0.00
45039         OH                 0.00
45040         OH                 0.00
45041         OH                 0.00
45052         OH                 0.00
45054         OH                 0.00
45065         OH                 0.00
45066         OH                 0.00
45068         OH                 0.00
45101         OH                 0.00
45102         OH                 0.00
45103         OH                 0.00
45106         OH                 0.00
45111         OH                 0.00
45112         OH                 0.00
45115         OH                 0.00
45118         OH                 0.00
45120         OH                 0.00
45121         OH                 0.00
45122         OH                 0.00
45130         OH                 0.00
45131         OH                 0.00
45140         OH                 0.10
45150         OH                 0.00
45152         OH                 0.00
45153         OH                 0.00
45154         OH                 0.00
45156         OH                 0.00
45157         OH                 0.00
45160         OH                 0.00
45162         OH                 0.00
45167         OH                 0.00
45168         OH                 0.00
45171         OH                 0.00
45174         OH                 0.00
45176         OH                 0.00
45202         OH                 0.00
45203         OH                 0.00
45204         OH                 0.00
45205         OH                 0.00
45206         OH                 0.00
45207         OH                 0.00
45208         OH                 0.00
45209         OH                 0.00
45210         OH                 0.00
45211         OH                 0.00
45212         OH                 0.00
45213         OH                 0.00
45214         OH                 0.00
45215         OH                 0.00
45216         OH                 0.00
45217         OH                 0.00
45218         OH                 0.00
45219         OH                 0.00
45220         OH                 0.00
45223         OH                 0.00
45224         OH                 0.00
45225         OH                 0.00
45226         OH                 0.00
45227         OH                 0.00
45229         OH                 0.00
45230         OH                 0.00
45231         OH                 0.00
45232         OH                 0.00
45233         OH                 0.00
45236         OH                 0.00
45237         OH                 0.00
45238         OH                 0.00
45239         OH                 0.00
45240         OH                 0.00
45241         OH                 0.00
45242         OH                 0.00
45243         OH                 0.00
45244         OH                 0.00
45245         OH                 0.00
45246         OH                 0.00
45247         OH                 0.00
45248         OH                 0.00
45249         OH                 0.00
45251         OH                 0.00
45252         OH                 0.00
45255         OH                 0.00
45301         OH                 0.00
45305         OH                 0.00
45307         OH                 0.00
45308         OH                 0.00
45309         OH                 0.00
45312         OH                 0.00
45314         OH                 0.00
45315         OH                 0.00
45316         OH                 0.00
45317         OH                 0.00
45318         OH                 0.00
45322         OH                 0.00
45324         OH                 0.00
45325         OH                 0.00
45326         OH                 0.00
45327         OH                 0.00
45335         OH                 0.00
45337         OH                 0.00
45339         OH                 0.00
45342         OH                 0.00
45345         OH                 0.00
45354         OH                 0.00
45356         OH                 0.00
45359         OH                 0.00
45370         OH                 0.00
45371         OH                 0.00
45373         OH                 0.00
45377         OH                 0.00
45383         OH                 0.00
45384         OH                 0.00
45385         OH                 0.00
45387         OH                 0.00
45402         OH                 0.00
45403         OH                 0.00
45404         OH                 0.00
45405         OH                 0.00
45406         OH                 0.00
45407         OH                 0.00
45408         OH                 0.00
45409         OH                 0.00
45410         OH                 0.00
45414         OH                 0.00
45415         OH                 0.00
45416         OH                 0.01
45417         OH                 0.00
45418         OH                 0.00
45419         OH                 0.00
45420         OH                 0.00
45424         OH                 0.00
45426         OH                 0.00
45427         OH                 0.00
45429         OH                 0.00
45430         OH                 0.00
45431         OH                 0.00
45432         OH                 0.00
45433         OH                 0.00
45434         OH                 0.00
45439         OH                 0.00
45440         OH                 0.00
45449         OH                 0.00
45458         OH                 0.00
45459         OH                 0.00
45712         OH                 0.00
45713         OH                 0.00
45714         OH                 0.00
45715         OH                 0.00
45724         OH                 0.00
45729         OH                 0.00
45742         OH                 0.00
45744         OH                 0.00
45745         OH                 0.00
45746         OH                 0.00
45750         OH                 0.00
45767         OH                 0.00
45768         OH                 0.00
45773         OH                 0.00
45784         OH                 0.00
45786         OH                 0.00
45788         OH                 0.00
45789         OH                 0.00
45801         OH                 0.00
45804         OH                 0.00
45805         OH                 0.00
45806         OH                 0.00
45807         OH                 0.00
45808         OH                 0.00
45809         OH                 0.00
45817         OH                 0.00
45819         OH                 0.00
45820         OH                 0.00
45833         OH                 0.00
45850         OH                 0.00
45865         OH                 0.00
45869         OH                 0.00
45870         OH                 0.00
45871         OH                 0.00
45872         OH                 0.00
45885         OH                 0.00
45887         OH                 0.00
45888         OH                 0.00
45895         OH                 0.00
45896         OH                 0.00
46001         IN                 0.00
46011         IN                 0.00
46012         IN                 0.00
46013         IN                 0.00
46016         IN                 0.00
46017         IN                 0.00
46030         IN                 0.00
46031         IN                 0.00
46032         IN                 0.00
46033         IN                 0.00
46034         IN                 0.00
46035         IN                 0.00
46036         IN                 0.00
46038         IN                 0.00
46039         IN                 0.00
46040         IN                 0.00
46041         IN                 0.00
46044         IN                 0.00
46045         IN                 0.00
46047         IN                 0.00
46048         IN                 0.00
46049         IN                 0.00
46050         IN                 0.00
46051         IN                 0.00
46052         IN                 0.00
46055         IN                 0.00
46056         IN                 0.00
46057         IN                 0.00
46058         IN                 0.00
46060         IN                 0.00
46063         IN                 0.00
46064         IN                 0.00
46065         IN                 0.00
46068         IN                 0.00
46069         IN                 0.00
46070         IN                 0.00
46071         IN                 0.00
46072         IN                 0.00
46074         IN                 0.00
46075         IN                 0.00
46076         IN                 0.00
46077         IN                 0.00
46102         IN                 0.00
46103         IN                 0.00
46106         IN                 0.00
46107         IN                 0.00
46110         IN                 0.00
46111         IN                 0.00
46112         IN                 0.00
46113         IN                 0.00
46117         IN                 0.00
46118         IN                 0.00
46122         IN                 0.00
46123         IN                 0.00
46124         IN                 0.00
46125         IN                 0.00
46126         IN                 0.00
46130         IN                 0.00
46131         IN                 0.00
46140         IN                 0.00
46142         IN                 0.00
46143         IN                 0.00
46144         IN                 0.00
46147         IN                 0.00
46149         IN                 0.00
46151         IN                 0.00
46157         IN                 0.00
46158         IN                 0.00
46161         IN                 0.00
46162         IN                 0.00
46163         IN                 0.00
46164         IN                 0.00
46165         IN                 0.00
46166         IN                 0.00
46167         IN                 0.00
46168         IN                 0.00
46176         IN                 0.00
46180         IN                 0.00
46181         IN                 0.00
46182         IN                 0.00
46184         IN                 0.00
46186         IN                 0.00
46201         IN                 0.00
46202         IN                 0.00
46203         IN                 0.00
46204         IN                 0.00
46205         IN                 0.00
46208         IN                 0.00
46214         IN                 0.00
46216         IN                 0.00
46217         IN                 0.00
46218         IN                 0.00
46219         IN                 0.00
46220         IN                 0.00
46221         IN                 0.00
46222         IN                 0.00
46224         IN                 0.00
46225         IN                 0.00
46226         IN                 0.11
46227         IN                 0.03
46228         IN                 0.00
46229         IN                 0.01
46231         IN                 0.00
46234         IN                 0.00
46235         IN                 0.00
46236         IN                 0.00
46237         IN                 0.00
46239         IN                 0.00
46240         IN                 0.00
46241         IN                 0.00
46250         IN                 0.00
46254         IN                 0.00
46256         IN                 0.00
46259         IN                 0.00
46260         IN                 0.00
46268         IN                 0.00
46278         IN                 0.00
46280         IN                 0.00
46290         IN                 0.00
46507         IN                 0.00
46514         IN                 0.00
46516         IN                 0.00
46517         IN                 0.00
46526         IN                 0.00
46528         IN                 0.00
46530         IN                 0.00
46536         IN                 0.00
46540         IN                 0.00
46543         IN                 0.00
46544         IN                 0.00
46545         IN                 0.00
46550         IN                 0.00
46552         IN                 0.00
46553         IN                 0.00
46554         IN                 0.00
46556         IN                 0.00
46561         IN                 0.00
46573         IN                 0.00
46574         IN                 0.00
46595         IN                 0.00
46601         IN                 0.00
46613         IN                 0.00
46614         IN                 0.00
46615         IN                 0.00
46616         IN                 0.00
46617         IN                 0.00
46619         IN                 0.00
46628         IN                 0.00
46629         IN                 0.00
46635         IN                 0.00
46637         IN                 0.00
46702         IN                 0.00
46705         IN                 0.00
46706         IN                 0.00
46711         IN                 0.00
46714         IN                 0.00
46721         IN                 0.00
46723         IN                 0.00
46725         IN                 0.00
46730         IN                 0.00
46731         IN                 0.00
46733         IN                 0.00
46738         IN                 0.00
46740         IN                 0.00
46741         IN                 0.00
46743         IN                 0.00
46745         IN                 0.00
46748         IN                 0.00
46750         IN                 0.00
46759         IN                 0.00
46764         IN                 0.00
46765         IN                 0.00
46766         IN                 0.00
46770         IN                 0.00
46772         IN                 0.00
46773         IN                 0.00
46774         IN                 0.00
46777         IN                 0.00
46781         IN                 0.00
46783         IN                 0.00
46785         IN                 0.00
46787         IN                 0.00
46788         IN                 0.00
46791         IN                 0.00
46792         IN                 0.00
46793         IN                 0.00
46797         IN                 0.00
46798         IN                 0.00
46799         IN                 0.00
46802         IN                 0.00
46803         IN                 0.00
46804         IN                 0.00
46805         IN                 0.00
46806         IN                 0.00
46807         IN                 0.00
46808         IN                 0.00
46809         IN                 0.00
46814         IN                 0.00
46815         IN                 0.00
46816         IN                 0.00
46818         IN                 0.00
46819         IN                 0.00
46825         IN                 0.00
46835         IN                 0.00
46845         IN                 0.00
46901         IN                 0.00
46902         IN                 0.00
46936         IN                 0.00
46979         IN                 0.00
47234         IN                 0.00
47302         IN                 0.00
47303         IN                 0.00
47304         IN                 0.00
47305         IN                 0.00
47320         IN                 0.00
47334         IN                 0.00
47338         IN                 0.00
47342         IN                 0.00
47383         IN                 0.00
47396         IN                 0.00
47601         IN                 0.00
47610         IN                 0.00
47612         IN                 0.00
47613         IN                 0.00
47616         IN                 0.00
47619         IN                 0.00
47620         IN                 0.00
47630         IN                 0.00
47631         IN                 0.00
47633         IN                 0.00
47637         IN                 0.00
47638         IN                 0.00
47708         IN                 0.00
47710         IN                 0.00
47711         IN                 0.00
47712         IN                 0.00
47713         IN                 0.00
47714         IN                 0.00
47715         IN                 0.00
47720         IN                 0.00
47725         IN                 0.00
47802         IN                 0.00
47803         IN                 0.00
47804         IN                 0.00
47805         IN                 0.00
47807         IN                 0.00
47833         IN                 0.00
47834         IN                 0.00
47837         IN                 0.00
47840         IN                 0.00
47841         IN                 0.00
47842         IN                 0.00
47846         IN                 0.00
47847         IN                 0.00
47853         IN                 0.00
47854         IN                 0.00
47858         IN                 0.00
47863         IN                 0.00
47866         IN                 0.00
47876         IN                 0.00
47881         IN                 0.00
47884         IN                 0.00
47885         IN                 0.00
47901         IN                 0.00
47904         IN                 0.00
47905         IN                 0.00
47906         IN                 0.00
47909         IN                 0.00
47920         IN                 0.00
47924         IN                 0.00
47928         IN                 0.00
47930         IN                 0.00
47941         IN                 0.00
47966         IN                 0.00
47974         IN                 0.00
47981         IN                 0.00
47983         IN                 0.00
47992         IN                 0.00
48001         MI                 0.00
48002         MI                 0.00
48003         MI                 0.00
48005         MI                 0.00
48006         MI                 0.00
48009         MI                 0.00
48014         MI                 0.00
48015         MI                 0.00
48017         MI                 0.00
48021         MI                 0.00
48022         MI                 0.00
48023         MI                 0.00
48025         MI                 0.00
48026         MI                 0.00
48027         MI                 0.00
48028         MI                 0.00
48030         MI                 0.00
48032         MI                 0.00
48034         MI                 0.04
48035         MI                 0.00
48036         MI                 0.00
48038         MI                 0.00
48039         MI                 0.00
48040         MI                 0.00
48041         MI                 0.00
48042         MI                 0.00
48043         MI                 0.00
48044         MI                 0.00
48045         MI                 0.00
48047         MI                 0.00
48048         MI                 0.00
48049         MI                 0.00
48050         MI                 0.00
48051         MI                 0.00
48054         MI                 0.00
48059         MI                 0.03
48060         MI                 0.00
48062         MI                 0.00
48063         MI                 0.00
48064         MI                 0.00
48065         MI                 0.00
48066         MI                 0.00
48067         MI                 0.00
48069         MI                 0.00
48070         MI                 0.00
48071         MI                 0.00
48072         MI                 0.00
48073         MI                 0.00
48074         MI                 0.00
48075         MI                 0.00
48076         MI                 0.00
48079         MI                 0.00
48080         MI                 0.00
48081         MI                 0.00
48082         MI                 0.00
48083         MI                 0.00
48084         MI                 0.00
48089         MI                 0.00
48091         MI                 0.00
48092         MI                 0.00
48093         MI                 0.02
48094         MI                 0.00
48095         MI                 0.00
48096         MI                 0.00
48097         MI                 0.00
48098         MI                 0.00
48101         MI                 0.00
48111         MI                 0.00
48117         MI                 0.00
48120         MI                 0.00
48122         MI                 0.00
48124         MI                 0.00
48125         MI                 0.00
48126         MI                 0.00
48127         MI                 0.00
48128         MI                 0.00
48131         MI                 0.00
48133         MI                 0.00
48134         MI                 0.00
48135         MI                 0.00
48138         MI                 0.00
48140         MI                 0.00
48141         MI                 0.00
48144         MI                 0.00
48145         MI                 0.00
48146         MI                 0.00
48150         MI                 0.00
48152         MI                 0.00
48154         MI                 0.00
48157         MI                 0.00
48159         MI                 0.00
48160         MI                 0.00
48161         MI                 0.00
48162         MI                 0.00
48164         MI                 0.00
48165         MI                 0.00
48166         MI                 0.00
48167         MI                 0.00
48170         MI                 0.00
48173         MI                 0.00
48174         MI                 0.00
48178         MI                 0.00
48179         MI                 0.00
48180         MI                 0.00
48182         MI                 0.00
48183         MI                 0.00
48184         MI                 0.00
48185         MI                 0.00
48186         MI                 0.00
48187         MI                 0.00
48188         MI                 0.00
48192         MI                 0.00
48195         MI                 0.00
48201         MI                 0.00
48202         MI                 0.00
48203         MI                 0.00
48204         MI                 0.00
48205         MI                 0.00
48206         MI                 0.00
48207         MI                 0.00
48208         MI                 0.00
48209         MI                 0.00
48210         MI                 0.00
48211         MI                 0.00
48212         MI                 0.00
48213         MI                 0.00
48214         MI                 0.00
48215         MI                 0.00
48216         MI                 0.00
48217         MI                 0.00
48218         MI                 0.00
48219         MI                 0.00
48220         MI                 0.00
48221         MI                 0.01
48223         MI                 0.00
48224         MI                 0.00
48225         MI                 0.00
48226         MI                 0.00
48227         MI                 0.00
48228         MI                 0.00
48229         MI                 0.00
48230         MI                 0.00
48234         MI                 0.00
48235         MI                 0.00
48236         MI                 0.00
48237         MI                 0.00
48238         MI                 0.00
48239         MI                 0.00
48240         MI                 0.00
48242         MI                 0.00
48301         MI                 0.00
48302         MI                 0.00
48304         MI                 0.00
48306         MI                 0.00
48307         MI                 0.00
48309         MI                 0.00
48310         MI                 0.00
48312         MI                 0.00
48313         MI                 0.00
48314         MI                 0.00
48315         MI                 0.00
48316         MI                 0.00
48317         MI                 0.00
48320         MI                 0.00
48322         MI                 0.00
48323         MI                 0.00
48324         MI                 0.00
48326         MI                 0.00
48327         MI                 0.00
48328         MI                 0.00
48329         MI                 0.00
48331         MI                 0.00
48334         MI                 0.00
48335         MI                 0.00
48336         MI                 0.00
48340         MI                 0.00
48341         MI                 0.02
48342         MI                 0.00
48346         MI                 0.00
48348         MI                 0.00
48350         MI                 0.00
48356         MI                 0.00
48357         MI                 0.00
48359         MI                 0.00
48360         MI                 0.00
48362         MI                 0.00
48363         MI                 0.00
48367         MI                 0.00
48370         MI                 0.00
48371         MI                 0.00
48374         MI                 0.00
48375         MI                 0.00
48377         MI                 0.00
48380         MI                 0.00
48381         MI                 0.00
48382         MI                 0.06
48383         MI                 0.00
48386         MI                 0.00
48390         MI                 0.00
48393         MI                 0.02
48412         MI                 0.00
48415         MI                 0.00
48417         MI                 0.00
48420         MI                 0.02
48421         MI                 0.00
48423         MI                 0.00
48428         MI                 0.00
48430         MI                 0.00
48433         MI                 0.00
48436         MI                 0.00
48437         MI                 0.00
48438         MI                 0.00
48439         MI                 0.00
48440         MI                 0.00
48442         MI                 0.00
48444         MI                 0.00
48446         MI                 0.00
48449         MI                 0.00
48451         MI                 0.00
48455         MI                 0.00
48457         MI                 0.00
48458         MI                 0.00
48461         MI                 0.00
48462         MI                 0.00
48463         MI                 0.00
48464         MI                 0.00
48473         MI                 0.00
48502         MI                 0.00
48503         MI                 0.00
48504         MI                 0.00
48505         MI                 0.00
48506         MI                 0.00
48507         MI                 0.00
48509         MI                 0.00
48519         MI                 0.00
48529         MI                 0.00
48532         MI                 0.00
48601         MI                 0.00
48602         MI                 0.00
48603         MI                 0.00
48604         MI                 0.00
48607         MI                 0.00
48609         MI                 0.00
48611         MI                 0.00
48613         MI                 0.00
48614         MI                 0.00
48616         MI                 0.00
48618         MI                 0.00
48620         MI                 0.00
48623         MI                 0.00
48626         MI                 0.00
48628         MI                 0.00
48631         MI                 0.00
48634         MI                 0.00
48637         MI                 0.00
48640         MI                 0.00
48642         MI                 0.00
48649         MI                 0.00
48650         MI                 0.00
48655         MI                 0.00
48657         MI                 0.00
48706         MI                 0.00
48708         MI                 0.00
48722         MI                 0.00
48724         MI                 0.00
48727         MI                 0.00
48732         MI                 0.00
48734         MI                 0.00
48747         MI                 0.00
49267         MI                 0.00
49270         MI                 0.00
50613         IA                 0.00
50623         IA                 0.00
50626         IA                 0.00
50634         IA                 0.00
50643         IA                 0.00
50651         IA                 0.00
50667         IA                 0.00
50701         IA                 0.00
50702         IA                 0.00
50703         IA                 0.00
50706         IA                 0.00
50707         IA                 0.00
51004         IA                 0.00
51007         IA                 0.00
51016         IA                 0.00
51018         IA                 0.00
51019         IA                 0.00
51026         IA                 0.00
51030         IA                 0.00
51039         IA                 0.00
51044         IA                 0.00
51048         IA                 0.00
51052         IA                 0.00
51054         IA                 0.00
51055         IA                 0.00
51056         IA                 0.00
51101         IA                 0.00
51103         IA                 0.00
51104         IA                 0.00
51105         IA                 0.00
51106         IA                 0.00
51108         IA                 0.00
51109         IA                 0.00
51111         IA                 0.00
54002         WI                 0.00
54003         WI                 0.00
54007         WI                 0.00
54011         WI                 0.00
54012         WI                 0.00
54013         WI                 0.00
54014         WI                 0.00
54015         WI                 0.00
54016         WI                 0.00
54017         WI                 0.00
54021         WI                 0.00
54022         WI                 0.00
54023         WI                 0.00
54025         WI                 0.00
54027         WI                 0.00
54028         WI                 0.00
54082         WI                 0.00
54723         WI                 0.00
54740         WI                 0.00
54750         WI                 0.00
54761         WI                 0.00
54767         WI                 0.00
55001         MN                 0.00
55003         MN                 0.00
55005         MN                 0.00
55006         MN                 0.00
55008         MN                 0.00
55010         MN                 0.00
55011         MN                 0.00
55012         MN                 0.00
55013         MN                 0.00
55014         MN                 0.03
55016         MN                 0.00
55017         MN                 0.00
55020         MN                 0.00
55024         MN                 0.00
55025         MN                 0.00
55031         MN                 0.00
55032         MN                 0.00
55033         MN                 0.00
55038         MN                 0.00
55040         MN                 0.00
55042         MN                 0.00
55043         MN                 0.00
55044         MN                 0.00
55045         MN                 0.00
55047         MN                 0.00
55055         MN                 0.00
55056         MN                 0.00
55065         MN                 0.00
55068         MN                 0.00
55069         MN                 0.00
55070         MN                 0.00
55071         MN                 0.00
55073         MN                 0.00
55074         MN                 0.00
55075         MN                 0.00
55076         MN                 0.00
55077         MN                 0.00
55079         MN                 0.00
55080         MN                 0.00
55082         MN                 0.00
55084         MN                 0.00
55085         MN                 0.00
55090         MN                 0.00
55092         MN                 0.03
55101         MN                 0.00
55102         MN                 0.00
55103         MN                 0.00
55104         MN                 0.00
55105         MN                 0.00
55106         MN                 0.00
55107         MN                 0.00
55108         MN                 0.00
55109         MN                 0.00
55110         MN                 0.00
55112         MN                 0.00
55113         MN                 0.00
55114         MN                 0.00
55115         MN                 0.00
55116         MN                 0.00
55117         MN                 0.00
55118         MN                 0.00
55119         MN                 0.00
55120         MN                 0.00
55121         MN                 0.00
55122         MN                 0.00
55123         MN                 0.00
55124         MN                 0.00
55125         MN                 0.00
55126         MN                 0.00
55127         MN                 0.00
55128         MN                 0.00
55129         MN                 0.09
55150         MN                 0.00
55301         MN                 0.00
55302         MN                 0.00
55303         MN                 0.00
55304         MN                 0.00
55305         MN                 0.00
55306         MN                 0.00
55308         MN                 0.00
55309         MN                 0.00
55311         MN                 0.00
55313         MN                 0.00
55315         MN                 0.00
55316         MN                 0.00
55317         MN                 0.04
55318         MN                 0.04
55319         MN                 0.00
55320         MN                 0.00
55321         MN                 0.00
55322         MN                 0.00
55327         MN                 0.00
55328         MN                 0.00
55330         MN                 0.09
55331         MN                 0.00
55337         MN                 0.00
55339         MN                 0.00
55340         MN                 0.00
55341         MN                 0.00
55343         MN                 0.00
55344         MN                 0.00
55345         MN                 0.00
55346         MN                 0.05
55347         MN                 0.00
55349         MN                 0.00
55352         MN                 0.00
55356         MN                 0.00
55357         MN                 0.00
55358         MN                 0.00
55359         MN                 0.00
55360         MN                 0.00
55362         MN                 0.00
55363         MN                 0.00
55364         MN                 0.00
55367         MN                 0.00
55368         MN                 0.00
55369         MN                 0.00
55372         MN                 0.00
55373         MN                 0.00
55374         MN                 0.00
55375         MN                 0.00
55376         MN                 0.05
55378         MN                 0.09
55379         MN                 0.06
55382         MN                 0.00
55384         MN                 0.00
55386         MN                 0.00
55387         MN                 0.00
55388         MN                 0.00
55390         MN                 0.00
55391         MN                 0.05
55397         MN                 0.00
55398         MN                 0.00
55401         MN                 0.00
55402         MN                 0.00
55403         MN                 0.00
55404         MN                 0.00
55405         MN                 0.00
55406         MN                 0.00
55407         MN                 0.00
55408         MN                 0.00
55409         MN                 0.00
55410         MN                 0.00
55411         MN                 0.00
55412         MN                 0.04
55413         MN                 0.00
55414         MN                 0.00
55415         MN                 0.00
55416         MN                 0.04
55417         MN                 0.00
55418         MN                 0.00
55419         MN                 0.00
55420         MN                 0.00
55421         MN                 0.00
55422         MN                 0.00
55423         MN                 0.00
55424         MN                 0.00
55425         MN                 0.00
55426         MN                 0.00
55427         MN                 0.00
55428         MN                 0.00
55429         MN                 0.03
55430         MN                 0.00
55431         MN                 0.00
55432         MN                 0.00
55433         MN                 0.00
55434         MN                 0.00
55435         MN                 0.00
55436         MN                 0.00
55437         MN                 0.00
55438         MN                 0.00
55439         MN                 0.00
55441         MN                 0.00
55442         MN                 0.00
55443         MN                 0.04
55444         MN                 0.00
55445         MN                 0.00
55446         MN                 0.00
55447         MN                 0.00
55448         MN                 0.03
55449         MN                 0.00
55450         MN                 0.00
55454         MN                 0.00
55455         MN                 0.00
56011         MN                 0.00
56071         MN                 0.00
57003         SD                 0.00
57005         SD                 0.00
57013         SD                 0.00
57018         SD                 0.00
57020         SD                 0.00
57022         SD                 0.00
57027         SD                 0.00
57030         SD                 0.00
57032         SD                 0.00
57033         SD                 0.00
57034         SD                 0.00
57035         SD                 0.00
57039         SD                 0.00
57041         SD                 0.00
57055         SD                 0.00
57064         SD                 0.00
57068         SD                 0.00
57077         SD                 0.00
57103         SD                 0.00
57104         SD                 0.00
57105         SD                 0.00
57106         SD                 0.00
57107         SD                 0.00
57108         SD                 0.00
57110         SD                 0.00
59801         MT                 0.00
59802         MT                 0.00
59803         MT                 0.00
59804         MT                 0.00
59808         MT                 0.00
59823         MT                 0.00
59825         MT                 0.00
59826         MT                 0.00
59834         MT                 0.00
59836         MT                 0.00
59846         MT                 0.00
59847         MT                 0.00
59851         MT                 0.00
59868         MT                 0.00
60113         IL                 0.00
61007         IL                 0.00
61008         IL                 0.04
61010         IL                 0.00
61011         IL                 0.00
61012         IL                 0.00
61015         IL                 0.00
61016         IL                 0.00
61020         IL                 0.00
61024         IL                 0.00
61030         IL                 0.00
61038         IL                 0.00
61047         IL                 0.00
61049         IL                 0.00
61052         IL                 0.00
61054         IL                 0.00
61061         IL                 0.00
61063         IL                 0.00
61064         IL                 0.00
61065         IL                 0.00
61068         IL                 0.00
61072         IL                 0.00
61073         IL                 0.00
61077         IL                 0.00
61080         IL                 0.00
61084         IL                 0.00
61088         IL                 0.00
61091         IL                 0.00
61101         IL                 0.00
61102         IL                 0.05
61103         IL                 0.00
61104         IL                 0.00
61107         IL                 0.00
61108         IL                 0.00
61109         IL                 0.00
61111         IL                 0.00
61112         IL                 0.00
61114         IL                 0.00
61115         IL                 0.00
68731         NE                 0.00
68733         NE                 0.00
68741         NE                 0.00
68743         NE                 0.00
68776         NE                 0.00
70001         LA                 0.00
70002         LA                 0.00
70003         LA                 0.00
70005         LA                 0.00
70006         LA                 0.00
70030         LA                 0.00
70031         LA                 0.00
70032         LA                 0.00
70036         LA                 0.00
70037         LA                 0.00
70038         LA                 0.00
70039         LA                 0.00
70040         LA                 0.00
70041         LA                 0.00
70043         LA                 0.00
70047         LA                 0.00
70049         LA                 0.00
70050         LA                 0.00
70051         LA                 0.00
70052         LA                 0.00
70053         LA                 0.00
70056         LA                 0.00
70057         LA                 0.00
70058         LA                 0.00
70062         LA                 0.00
70065         LA                 0.00
70066         LA                 0.00
70067         LA                 0.00
70068         LA                 0.00
70070         LA                 0.00
70071         LA                 0.00
70072         LA                 0.00
70075         LA                 0.00
70076         LA                 0.00
70079         LA                 0.00
70080         LA                 0.00
70082         LA                 0.00
70083         LA                 0.00
70084         LA                 0.00
70085         LA                 0.00
70086         LA                 0.00
70087         LA                 0.00
70090         LA                 0.00
70091         LA                 0.00
70092         LA                 0.00
70094         LA                 0.00
70112         LA                 0.00
70113         LA                 0.00
70114         LA                 0.00
70115         LA                 0.05
70116         LA                 0.00
70117         LA                 0.00
70118         LA                 0.00
70119         LA                 0.00
70121         LA                 0.00
70122         LA                 0.00
70123         LA                 0.00
70124         LA                 0.00
70125         LA                 0.00
70126         LA                 0.00
70127         LA                 0.00
70128         LA                 0.00
70129         LA                 0.00
70130         LA                 0.00
70131         LA                 0.00
70163         LA                 0.00
70301         LA                 0.00
70344         LA                 0.00
70345         LA                 0.00
70346         LA                 0.00
70353         LA                 0.00
70354         LA                 0.00
70355         LA                 0.00
70356         LA                 0.00
70357         LA                 0.00
70358         LA                 0.00
70359         LA                 0.00
70360         LA                 0.00
70363         LA                 0.00
70364         LA                 0.00
70373         LA                 0.00
70374         LA                 0.00
70375         LA                 0.00
70377         LA                 0.00
70394         LA                 0.00
70395         LA                 0.00
70397         LA                 0.00
70420         LA                 0.00
70431         LA                 0.00
70433         LA                 0.00
70435         LA                 0.00
70437         LA                 0.00
70445         LA                 0.00
70447         LA                 0.00
70448         LA                 0.00
70449         LA                 0.00
70452         LA                 0.00
70458         LA                 0.00
70460         LA                 0.00
70461         LA                 0.00
70462         LA                 0.00
70463         LA                 0.00
70464         LA                 0.00
70471         LA                 0.00
70601         LA                 0.00
70605         LA                 0.00
70607         LA                 0.00
70611         LA                 0.00
70615         LA                 0.00
70630         LA                 0.00
70633         LA                 0.00
70646         LA                 0.00
70647         LA                 0.00
70661         LA                 0.00
70663         LA                 0.00
70665         LA                 0.00
70668         LA                 0.00
70669         LA                 0.00
70706         LA                 0.00
70710         LA                 0.00
70711         LA                 0.00
70714         LA                 0.00
70719         LA                 0.00
70720         LA                 0.00
70723         LA                 0.00
70725         LA                 0.00
70726         LA                 0.00
70729         LA                 0.00
70733         LA                 0.00
70734         LA                 0.00
70737         LA                 0.00
70739         LA                 0.00
70743         LA                 0.00
70744         LA                 0.00
70754         LA                 0.00
70763         LA                 0.00
70767         LA                 0.00
70769         LA                 0.00
70770         LA                 0.00
70774         LA                 0.00
70778         LA                 0.00
70785         LA                 0.00
70791         LA                 0.00
70801         LA                 0.00
70802         LA                 0.00
70805         LA                 0.00
70806         LA                 0.00
70807         LA                 0.00
70808         LA                 0.00
70809         LA                 0.00
70810         LA                 0.00
70811         LA                 0.00
70812         LA                 0.00
70814         LA                 0.00
70815         LA                 0.00
70816         LA                 0.00
70817         LA                 0.02
70818         LA                 0.00
70819         LA                 0.00
70820         LA                 0.00
70836         LA                 0.00
71004         LA                 0.00
71007         LA                 0.00
71009         LA                 0.00
71018         LA                 0.00
71021         LA                 0.00
71023         LA                 0.00
71024         LA                 0.00
71029         LA                 0.00
71033         LA                 0.00
71039         LA                 0.00
71043         LA                 0.00
71044         LA                 0.00
71047         LA                 0.00
71055         LA                 0.00
71060         LA                 0.00
71061         LA                 0.00
71069         LA                 0.00
71071         LA                 0.00
71072         LA                 0.00
71073         LA                 0.00
71075         LA                 0.00
71082         LA                 0.00
71101         LA                 0.00
71103         LA                 0.00
71104         LA                 0.00
71105         LA                 0.00
71106         LA                 0.00
71107         LA                 0.00
71108         LA                 0.00
71109         LA                 0.00
71115         LA                 0.00
71118         LA                 0.00
71119         LA                 0.00
71129         LA                 0.00
71201         LA                 0.00
71202         LA                 0.00
71203         LA                 0.00
71225         LA                 0.00
71238         LA                 0.00
71280         LA                 0.00
71291         LA                 0.00
71292         LA                 0.00
71301         LA                 0.00
71302         LA                 0.00
71303         LA                 0.00
71325         LA                 0.00
71328         LA                 0.00
71330         LA                 0.00
71346         LA                 0.00
71360         LA                 0.00
71409         LA                 0.00
71424         LA                 0.00
71427         LA                 0.00
71430         LA                 0.00
71433         LA                 0.00
71438         LA                 0.00
71447         LA                 0.00
71455         LA                 0.00
71466         LA                 0.00
71472         LA                 0.00
71485         LA                 0.00
71601         AR                 0.00
71602         AR                 0.00
71603         AR                 0.00
71659         AR                 0.00
72004         AR                 0.00
72073         AR                 0.00
72079         AR                 0.00
72132         AR                 0.00
72133         AR                 0.00
72152         AR                 0.00
72168         AR                 0.00
72175         AR                 0.00
72301         AR                 0.00
72327         AR                 0.00
72331         AR                 0.00
72332         AR                 0.00
72339         AR                 0.00
72364         AR                 0.00
72376         AR                 0.00
72384         AR                 0.00
77374         TX                 0.00
77376         TX                 0.00
77519         TX                 0.00
77585         TX                 0.00
77611         TX                 0.00
77613         TX                 0.00
77619         TX                 0.00
77622         TX                 0.00
77625         TX                 0.00
77627         TX                 0.00
77629         TX                 0.00
77630         TX                 0.00
77632         TX                 0.00
77640         TX                 0.00
77642         TX                 0.00
77651         TX                 0.00
77655         TX                 0.00
77656         TX                 0.00
77657         TX                 0.00
77659         TX                 0.00
77662         TX                 0.00
77663         TX                 0.00
77701         TX                 0.00
77702         TX                 0.00
77703         TX                 0.00
77705         TX                 0.00
77706         TX                 0.00
77707         TX                 0.00
77708         TX                 0.00
77713         TX                 0.00
78501         TX                 0.00
78503         TX                 0.00
78504         TX                 0.00
78516         TX                 0.00
78537         TX                 0.00
78538         TX                 0.00
78539         TX                 0.00
78543         TX                 0.00
78549         TX                 0.00
78557         TX                 0.00
78558         TX                 0.00
78560         TX                 0.00
78562         TX                 0.00
78563         TX                 0.00
78565         TX                 0.00
78570         TX                 0.00
78572         TX                 0.00
78576         TX                 0.00
78577         TX                 0.00
78579         TX                 0.00
78589         TX                 0.00
78595         TX                 0.00
78596         TX                 0.00
80020         CO                 0.00
80025         CO                 0.00
80026         CO                 0.00
80027         CO                 0.00
80301         CO                 0.00
80302         CO                 0.00
80303         CO                 0.00
80304         CO                 0.00
80455         CO                 0.00
80466         CO                 0.00
80481         CO                 0.00
80501         CO                 0.16
80503         CO                 0.00
80510         CO                 0.00
80516         CO                 0.03
80540         CO                 0.00
84003         UT                 0.10
84004         UT                 0.00
84013         UT                 0.00
84042         UT                 0.00
84043         UT                 0.12
84057         UT                 0.00
84058         UT                 0.00
84062         UT                 0.00
84097         UT                 0.00
84601         UT                 0.00
84604         UT                 0.00
84606         UT                 0.02
84626         UT                 0.00
84633         UT                 0.00
84651         UT                 0.00
84653         UT                 0.00
84655         UT                 0.00
84660         UT                 0.00
84663         UT                 0.00
84664         UT                 0.00
85333         AZ                 0.00
85336         AZ                 0.00
85347         AZ                 0.00
85349         AZ                 0.02
85350         AZ                 0.00
85356         AZ                 0.00
85360         AZ                 0.00
85364         AZ                 0.00
85365         AZ                 0.00
85367         AZ                 0.00
86021         AZ                 0.00
86401         AZ                 0.10
86403         AZ                 0.00
86404         AZ                 0.00
86406         AZ                 0.12
86413         AZ                 0.00
86426         AZ                 0.00
86429         AZ                 0.00
86430         AZ                 0.00
86431         AZ                 0.00
86432         AZ                 0.00
86433         AZ                 0.00
86434         AZ                 0.00
86436         AZ                 0.00
86437         AZ                 0.00
86438         AZ                 0.00
86440         AZ                 0.00
86441         AZ                 0.00
86442         AZ                 0.05
86444         AZ                 0.00
87010         NM                 0.00
87015         NM                 0.00
87056         NM                 0.00
87501         NM                 0.00
87505         NM                 0.00
87535         NM                 0.00
87540         NM                 0.00
87544         NM                 0.00
87567         NM                 0.00
89003         NV                 0.00
89004         NV                 0.00
89005         NV                 0.00
89007         NV                 0.00
89011         NV                 0.12
89012         NV                 0.07
89014         NV                 0.05
89015         NV                 0.16
89018         NV                 0.00
89019         NV                 0.00
89020         NV                 0.00
89021         NV                 0.00
89022         NV                 0.00
89024         NV                 0.00
89025         NV                 0.00
89027         NV                 0.00
89028         NV                 0.00
89029         NV                 0.04
89030         NV                 0.00
89031         NV                 0.19
89032         NV                 0.13
89039         NV                 0.00
89040         NV                 0.00
89046         NV                 0.00
89048         NV                 0.00
89049         NV                 0.00
89052         NV                 0.37
89101         NV                 0.00
89102         NV                 0.05
89103         NV                 0.15
89104         NV                 0.03
89106         NV                 0.00
89107         NV                 0.00
89108         NV                 0.12
89109         NV                 0.36
89110         NV                 0.00
89113         NV                 0.03
89115         NV                 0.06
89117         NV                 0.00
89118         NV                 0.00
89119         NV                 0.04
89120         NV                 0.11
89121         NV                 0.13
89122         NV                 0.04
89123         NV                 0.16
89124         NV                 0.00
89128         NV                 0.10
89129         NV                 0.15
89130         NV                 0.05
89131         NV                 0.10
89134         NV                 0.08
89135         NV                 0.29
89139         NV                 0.15
89141         NV                 0.18
89142         NV                 0.00
89143         NV                 0.00
89144         NV                 0.00
89145         NV                 0.07
89146         NV                 0.00
89147         NV                 0.10
89148         NV                 0.09
89149         NV                 0.09
89156         NV                 0.07
89191         NV                 0.00
89405         NV                 0.00
89409         NV                 0.00
89424         NV                 0.00
89431         NV                 0.00
89433         NV                 0.00
89434         NV                 0.00
89436         NV                 0.00
89439         NV                 0.00
89442         NV                 0.00
89451         NV                 0.08
89501         NV                 0.00
89502         NV                 0.00
89503         NV                 0.00
89506         NV                 0.04
89509         NV                 0.00
89510         NV                 0.00
89511         NV                 0.00
89512         NV                 0.00
89523         NV                 0.00
89704         NV                 0.00
90001         CA                 0.06
90002         CA                 0.24
90003         CA                 0.00
90004         CA                 0.00
90005         CA                 0.00
90006         CA                 0.00
90007         CA                 0.00
90008         CA                 0.00
90010         CA                 0.00
90011         CA                 0.07
90012         CA                 0.00
90013         CA                 0.06
90014         CA                 0.00
90015         CA                 0.00
90016         CA                 0.00
90017         CA                 0.10
90018         CA                 0.43
90019         CA                 0.00
90020         CA                 0.00
90021         CA                 0.00
90022         CA                 0.00
90023         CA                 0.00
90024         CA                 0.10
90025         CA                 0.00
90026         CA                 0.11
90027         CA                 0.00
90028         CA                 0.00
90029         CA                 0.00
90031         CA                 0.00
90032         CA                 0.00
90033         CA                 0.06
90034         CA                 0.00
90035         CA                 0.00
90036         CA                 0.14
90037         CA                 0.00
90038         CA                 0.00
90039         CA                 0.10
90040         CA                 0.06
90041         CA                 0.00
90042         CA                 0.00
90043         CA                 0.00
90044         CA                 0.10
90045         CA                 0.15
90046         CA                 0.69
90047         CA                 0.00
90048         CA                 0.00
90049         CA                 0.00
90056         CA                 0.00
90057         CA                 0.00
90058         CA                 0.00
90059         CA                 0.05
90061         CA                 0.00
90062         CA                 0.07
90063         CA                 0.00
90064         CA                 0.00
90065         CA                 0.00
90066         CA                 0.00
90067         CA                 0.00
90068         CA                 0.74
90069         CA                 0.00
90071         CA                 0.00
90077         CA                 0.00
90201         CA                 0.00
90210         CA                 0.00
90211         CA                 0.00
90212         CA                 0.00
90220         CA                 0.06
90221         CA                 0.08
90222         CA                 0.33
90230         CA                 0.18
90232         CA                 0.00
90240         CA                 0.18
90241         CA                 0.00
90242         CA                 0.05
90245         CA                 0.00
90247         CA                 0.00
90248         CA                 0.00
90249         CA                 0.00
90250         CA                 0.00
90254         CA                 0.14
90255         CA                 0.00
90260         CA                 0.00
90261         CA                 0.00
90262         CA                 0.00
90263         CA                 0.00
90265         CA                 0.00
90266         CA                 0.00
90270         CA                 0.00
90272         CA                 0.00
90274         CA                 0.19
90275         CA                 0.19
90277         CA                 0.00
90278         CA                 0.18
90280         CA                 0.00
90290         CA                 0.00
90291         CA                 0.00
90292         CA                 0.00
90293         CA                 0.00
90301         CA                 0.00
90302         CA                 0.00
90303         CA                 0.00
90304         CA                 0.00
90305         CA                 0.00
90401         CA                 0.00
90402         CA                 0.21
90403         CA                 0.00
90404         CA                 0.00
90405         CA                 0.00
90501         CA                 0.00
90502         CA                 0.00
90503         CA                 0.19
90504         CA                 0.00
90505         CA                 0.00
90601         CA                 0.00
90602         CA                 0.00
90603         CA                 0.00
90604         CA                 0.07
90605         CA                 0.07
90606         CA                 0.09
90620         CA                 0.00
90621         CA                 0.00
90623         CA                 0.00
90630         CA                 0.08
90631         CA                 0.09
90638         CA                 0.09
90640         CA                 0.00
90650         CA                 0.22
90660         CA                 0.00
90670         CA                 0.00
90680         CA                 0.00
90701         CA                 0.00
90703         CA                 0.00
90704         CA                 0.00
90706         CA                 0.00
90710         CA                 0.00
90712         CA                 0.00
90713         CA                 0.08
90715         CA                 0.00
90716         CA                 0.00
90717         CA                 0.00
90720         CA                 0.00
90723         CA                 0.00
90731         CA                 0.00
90732         CA                 0.00
90740         CA                 0.13
90742         CA                 0.00
90743         CA                 0.00
90744         CA                 0.04
90745         CA                 0.16
90746         CA                 0.00
90802         CA                 0.04
90803         CA                 0.00
90804         CA                 0.00
90805         CA                 0.00
90806         CA                 0.06
90807         CA                 0.00
90808         CA                 0.22
90810         CA                 0.27
90813         CA                 0.05
90814         CA                 0.13
90815         CA                 0.00
90822         CA                 0.00
91001         CA                 0.00
91006         CA                 0.00
91007         CA                 0.00
91010         CA                 0.00
91011         CA                 0.00
91016         CA                 0.10
91020         CA                 0.00
91024         CA                 0.00
91030         CA                 0.12
91040         CA                 0.00
91042         CA                 0.10
91101         CA                 0.00
91103         CA                 0.25
91104         CA                 0.00
91105         CA                 0.00
91106         CA                 0.00
91107         CA                 0.00
91108         CA                 0.00
91201         CA                 0.00
91202         CA                 0.18
91203         CA                 0.00
91204         CA                 0.00
91205         CA                 0.00
91206         CA                 0.00
91207         CA                 0.00
91208         CA                 0.00
91214         CA                 0.12
91301         CA                 0.00
91302         CA                 0.00
91303         CA                 0.09
91304         CA                 0.00
91306         CA                 0.00
91307         CA                 0.22
91311         CA                 0.00
91316         CA                 0.00
91321         CA                 0.09
91324         CA                 0.00
91325         CA                 0.00
91326         CA                 0.00
91331         CA                 0.26
91335         CA                 0.06
91340         CA                 0.08
91342         CA                 0.13
91343         CA                 0.00
91344         CA                 0.15
91345         CA                 0.00
91350         CA                 0.00
91351         CA                 0.00
91352         CA                 0.07
91354         CA                 0.08
91355         CA                 0.00
91356         CA                 0.07
91364         CA                 0.24
91367         CA                 0.08
91381         CA                 0.09
91384         CA                 0.08
91401         CA                 0.12
91402         CA                 0.13
91403         CA                 0.20
91405         CA                 0.00
91406         CA                 0.09
91411         CA                 0.08
91423         CA                 0.00
91436         CA                 0.17
91501         CA                 0.10
91502         CA                 0.00
91504         CA                 0.00
91505         CA                 0.10
91506         CA                 0.09
91601         CA                 0.08
91602         CA                 0.27
91604         CA                 0.00
91605         CA                 0.09
91606         CA                 0.11
91607         CA                 0.34
91608         CA                 0.00
91701         CA                 0.00
91702         CA                 0.00
91706         CA                 0.06
91709         CA                 0.00
91710         CA                 0.07
91711         CA                 0.00
91722         CA                 0.00
91723         CA                 0.00
91724         CA                 0.00
91730         CA                 0.00
91731         CA                 0.08
91732         CA                 0.04
91733         CA                 0.07
91737         CA                 0.00
91739         CA                 0.19
91740         CA                 0.00
91741         CA                 0.00
91743         CA                 0.00
91744         CA                 0.21
91745         CA                 0.00
91746         CA                 0.00
91748         CA                 0.14
91750         CA                 0.04
91752         CA                 0.00
91754         CA                 0.00
91755         CA                 0.07
91759         CA                 0.00
91761         CA                 0.12
91762         CA                 0.06
91763         CA                 0.00
91764         CA                 0.00
91765         CA                 0.00
91766         CA                 0.08
91767         CA                 0.00
91768         CA                 0.11
91770         CA                 0.00
91773         CA                 0.07
91775         CA                 0.00
91776         CA                 0.00
91780         CA                 0.00
91784         CA                 0.00
91786         CA                 0.00
91789         CA                 0.00
91790         CA                 0.00
91791         CA                 0.10
91792         CA                 0.00
91801         CA                 0.00
91803         CA                 0.00
92201         CA                 0.04
92203         CA                 0.06
92210         CA                 0.00
92211         CA                 0.00
92220         CA                 0.03
92223         CA                 0.05
92225         CA                 0.00
92230         CA                 0.00
92234         CA                 0.00
92236         CA                 0.04
92239         CA                 0.00
92240         CA                 0.12
92241         CA                 0.00
92242         CA                 0.00
92252         CA                 0.00
92253         CA                 0.10
92254         CA                 0.00
92256         CA                 0.00
92258         CA                 0.00
92260         CA                 0.00
92262         CA                 0.11
92264         CA                 0.00
92267         CA                 0.00
92268         CA                 0.00
92270         CA                 0.00
92274         CA                 0.00
92276         CA                 0.00
92277         CA                 0.00
92278         CA                 0.00
92280         CA                 0.00
92282         CA                 0.04
92284         CA                 0.04
92285         CA                 0.00
92301         CA                 0.04
92304         CA                 0.00
92305         CA                 0.00
92307         CA                 0.00
92308         CA                 0.08
92309         CA                 0.00
92310         CA                 0.00
92311         CA                 0.03
92313         CA                 0.00
92314         CA                 0.00
92315         CA                 0.00
92316         CA                 0.00
92317         CA                 0.00
92318         CA                 0.00
92320         CA                 0.00
92321         CA                 0.00
92323         CA                 0.00
92324         CA                 0.12
92325         CA                 0.07
92327         CA                 0.00
92332         CA                 0.00
92333         CA                 0.00
92335         CA                 0.28
92336         CA                 0.09
92337         CA                 0.06
92338         CA                 0.00
92339         CA                 0.00
92341         CA                 0.00
92342         CA                 0.10
92345         CA                 0.06
92346         CA                 0.00
92347         CA                 0.00
92352         CA                 0.00
92354         CA                 0.07
92356         CA                 0.00
92358         CA                 0.00
92359         CA                 0.00
92363         CA                 0.00
92364         CA                 0.00
92365         CA                 0.00
92368         CA                 0.00
92371         CA                 0.00
92372         CA                 0.00
92373         CA                 0.00
92374         CA                 0.06
92376         CA                 0.00
92377         CA                 0.06
92382         CA                 0.00
92386         CA                 0.00
92392         CA                 0.15
92394         CA                 0.11
92397         CA                 0.00
92398         CA                 0.00
92399         CA                 0.00
92401         CA                 0.00
92404         CA                 0.05
92405         CA                 0.05
92407         CA                 0.15
92408         CA                 0.00
92410         CA                 0.00
92411         CA                 0.00
92501         CA                 0.00
92503         CA                 0.14
92504         CA                 0.20
92505         CA                 0.00
92506         CA                 0.04
92507         CA                 0.04
92508         CA                 0.07
92509         CA                 0.00
92518         CA                 0.00
92530         CA                 0.00
92532         CA                 0.09
92536         CA                 0.00
92539         CA                 0.00
92543         CA                 0.00
92544         CA                 0.10
92545         CA                 0.00
92548         CA                 0.00
92549         CA                 0.00
92551         CA                 0.07
92553         CA                 0.00
92555         CA                 0.00
92557         CA                 0.00
92561         CA                 0.00
92562         CA                 0.00
92563         CA                 0.11
92567         CA                 0.00
92570         CA                 0.10
92571         CA                 0.18
92582         CA                 0.00
92583         CA                 0.00
92584         CA                 0.12
92585         CA                 0.07
92586         CA                 0.00
92587         CA                 0.10
92590         CA                 0.00
92591         CA                 0.05
92592         CA                 0.15
92595         CA                 0.00
92596         CA                 0.00
92602         CA                 0.00
92604         CA                 0.00
92606         CA                 0.00
92610         CA                 0.00
92612         CA                 0.10
92614         CA                 0.00
92618         CA                 0.00
92620         CA                 0.00
92624         CA                 0.08
92625         CA                 0.36
92626         CA                 0.00
92627         CA                 0.00
92629         CA                 0.00
92630         CA                 0.18
92646         CA                 0.16
92647         CA                 0.20
92648         CA                 0.00
92649         CA                 0.00
92651         CA                 0.00
92653         CA                 0.14
92655         CA                 0.00
92656         CA                 0.00
92657         CA                 0.00
92660         CA                 0.19
92661         CA                 0.00
92662         CA                 0.00
92663         CA                 0.10
92672         CA                 0.00
92673         CA                 0.18
92675         CA                 0.00
92676         CA                 0.00
92677         CA                 0.34
92679         CA                 0.00
92683         CA                 0.00
92688         CA                 0.35
92691         CA                 0.16
92692         CA                 0.00
92694         CA                 0.00
92701         CA                 0.14
92703         CA                 0.05
92704         CA                 0.00
92705         CA                 0.00
92706         CA                 0.05
92707         CA                 0.00
92708         CA                 0.00
92780         CA                 0.06
92782         CA                 0.00
92801         CA                 0.00
92802         CA                 0.07
92804         CA                 0.28
92805         CA                 0.00
92806         CA                 0.09
92807         CA                 0.00
92808         CA                 0.00
92821         CA                 0.08
92823         CA                 0.23
92831         CA                 0.10
92832         CA                 0.13
92833         CA                 0.00
92835         CA                 0.00
92840         CA                 0.04
92841         CA                 0.00
92843         CA                 0.00
92844         CA                 0.00
92845         CA                 0.07
92860         CA                 0.00
92861         CA                 0.00
92865         CA                 0.00
92866         CA                 0.00
92867         CA                 0.21
92868         CA                 0.00
92869         CA                 0.00
92870         CA                 0.00
92879         CA                 0.04
92880         CA                 0.00
92881         CA                 0.00
92882         CA                 0.45
92883         CA                 0.00
92886         CA                 0.10
92887         CA                 0.00
93201         CA                 0.00
93203         CA                 0.00
93205         CA                 0.00
93206         CA                 0.00
93207         CA                 0.00
93208         CA                 0.00
93210         CA                 0.00
93215         CA                 0.00
93216         CA                 0.00
93218         CA                 0.00
93219         CA                 0.00
93221         CA                 0.00
93222         CA                 0.00
93223         CA                 0.00
93224         CA                 0.00
93225         CA                 0.00
93226         CA                 0.00
93234         CA                 0.00
93235         CA                 0.00
93238         CA                 0.00
93240         CA                 0.00
93241         CA                 0.00
93242         CA                 0.00
93243         CA                 0.00
93244         CA                 0.00
93247         CA                 0.00
93249         CA                 0.00
93250         CA                 0.00
93251         CA                 0.00
93252         CA                 0.00
93255         CA                 0.00
93256         CA                 0.00
93257         CA                 0.00
93260         CA                 0.00
93261         CA                 0.00
93262         CA                 0.00
93263         CA                 0.00
93265         CA                 0.00
93267         CA                 0.00
93268         CA                 0.00
93270         CA                 0.00
93271         CA                 0.00
93272         CA                 0.00
93274         CA                 0.00
93276         CA                 0.00
93277         CA                 0.00
93280         CA                 0.00
93282         CA                 0.00
93283         CA                 0.00
93285         CA                 0.00
93286         CA                 0.00
93287         CA                 0.00
93291         CA                 0.03
93292         CA                 0.00
93301         CA                 0.00
93304         CA                 0.03
93305         CA                 0.03
93306         CA                 0.03
93307         CA                 0.06
93308         CA                 0.00
93309         CA                 0.00
93311         CA                 0.10
93312         CA                 0.04
93313         CA                 0.06
93501         CA                 0.00
93505         CA                 0.00
93510         CA                 0.00
93516         CA                 0.00
93518         CA                 0.00
93523         CA                 0.00
93527         CA                 0.00
93528         CA                 0.00
93531         CA                 0.00
93532         CA                 0.00
93534         CA                 0.10
93535         CA                 0.28
93536         CA                 0.04
93543         CA                 0.00
93544         CA                 0.00
93550         CA                 0.07
93551         CA                 0.12
93552         CA                 0.07
93553         CA                 0.00
93554         CA                 0.00
93555         CA                 0.00
93560         CA                 0.00
93561         CA                 0.05
93562         CA                 0.00
93563         CA                 0.00
93591         CA                 0.00
93601         CA                 0.00
93602         CA                 0.00
93603         CA                 0.00
93604         CA                 0.00
93605         CA                 0.00
93606         CA                 0.00
93608         CA                 0.00
93609         CA                 0.00
93610         CA                 0.00
93611         CA                 0.00
93612         CA                 0.00
93614         CA                 0.00
93615         CA                 0.00
93616         CA                 0.00
93618         CA                 0.00
93620         CA                 0.00
93621         CA                 0.00
93622         CA                 0.00
93624         CA                 0.00
93625         CA                 0.00
93626         CA                 0.00
93627         CA                 0.00
93628         CA                 0.00
93630         CA                 0.05
93631         CA                 0.04
93634         CA                 0.00
93635         CA                 0.07
93637         CA                 0.00
93638         CA                 0.03
93640         CA                 0.00
93641         CA                 0.00
93643         CA                 0.00
93644         CA                 0.00
93645         CA                 0.00
93646         CA                 0.00
93647         CA                 0.00
93648         CA                 0.00
93650         CA                 0.00
93651         CA                 0.00
93652         CA                 0.00
93653         CA                 0.00
93654         CA                 0.00
93656         CA                 0.00
93657         CA                 0.00
93660         CA                 0.00
93662         CA                 0.00
93664         CA                 0.00
93665         CA                 0.00
93666         CA                 0.00
93667         CA                 0.00
93668         CA                 0.00
93669         CA                 0.00
93673         CA                 0.00
93675         CA                 0.00
93701         CA                 0.00
93702         CA                 0.00
93703         CA                 0.00
93704         CA                 0.00
93705         CA                 0.04
93706         CA                 0.00
93710         CA                 0.00
93711         CA                 0.06
93720         CA                 0.06
93721         CA                 0.00
93722         CA                 0.08
93725         CA                 0.00
93726         CA                 0.00
93727         CA                 0.00
93728         CA                 0.00
94002         CA                 0.17
94005         CA                 0.00
94010         CA                 0.41
94014         CA                 0.00
94015         CA                 0.00
94019         CA                 0.00
94020         CA                 0.00
94021         CA                 0.00
94025         CA                 0.00
94027         CA                 0.00
94028         CA                 0.00
94030         CA                 0.00
94037         CA                 0.00
94038         CA                 0.00
94044         CA                 0.00
94060         CA                 0.00
94061         CA                 0.00
94062         CA                 0.00
94063         CA                 0.00
94065         CA                 0.00
94066         CA                 0.13
94070         CA                 0.00
94074         CA                 0.00
94080         CA                 0.00
94102         CA                 0.00
94103         CA                 0.00
94104         CA                 0.00
94105         CA                 0.00
94107         CA                 0.11
94108         CA                 0.00
94109         CA                 0.13
94110         CA                 0.14
94111         CA                 0.00
94112         CA                 0.11
94114         CA                 0.00
94115         CA                 0.00
94116         CA                 0.00
94117         CA                 0.25
94118         CA                 0.00
94121         CA                 0.00
94122         CA                 0.00
94123         CA                 0.00
94124         CA                 0.00
94127         CA                 0.00
94128         CA                 0.00
94129         CA                 0.00
94130         CA                 0.00
94131         CA                 0.00
94132         CA                 0.00
94133         CA                 0.00
94134         CA                 0.00
94401         CA                 0.13
94402         CA                 0.11
94403         CA                 0.00
94404         CA                 0.00
94508         CA                 0.07
94510         CA                 0.00
94512         CA                 0.00
94515         CA                 0.00
94533         CA                 0.00
94535         CA                 0.00
94558         CA                 0.19
94559         CA                 0.00
94567         CA                 0.00
94571         CA                 0.00
94574         CA                 0.00
94576         CA                 0.00
94585         CA                 0.17
94589         CA                 0.00
94590         CA                 0.00
94591         CA                 0.00
94592         CA                 0.00
94599         CA                 0.00
94901         CA                 0.00
94903         CA                 0.00
94904         CA                 0.00
94920         CA                 0.00
94924         CA                 0.00
94925         CA                 0.18
94929         CA                 0.00
94930         CA                 0.00
94933         CA                 0.00
94937         CA                 0.00
94938         CA                 0.00
94939         CA                 0.00
94940         CA                 0.00
94941         CA                 0.00
94945         CA                 0.18
94946         CA                 0.00
94947         CA                 0.13
94949         CA                 0.00
94950         CA                 0.00
94956         CA                 0.00
94960         CA                 0.00
94963         CA                 0.00
94964         CA                 0.00
94965         CA                 0.00
94970         CA                 0.00
94971         CA                 0.00
94973         CA                 0.00
95202         CA                 0.00
95203         CA                 0.00
95204         CA                 0.00
95205         CA                 0.11
95206         CA                 0.00
95207         CA                 0.00
95209         CA                 0.07
95210         CA                 0.07
95212         CA                 0.00
95215         CA                 0.00
95219         CA                 0.00
95220         CA                 0.00
95227         CA                 0.00
95230         CA                 0.00
95231         CA                 0.00
95236         CA                 0.00
95237         CA                 0.00
95240         CA                 0.00
95242         CA                 0.00
95258         CA                 0.00
95301         CA                 0.00
95303         CA                 0.00
95307         CA                 0.00
95312         CA                 0.00
95313         CA                 0.00
95315         CA                 0.00
95316         CA                 0.00
95317         CA                 0.00
95320         CA                 0.00
95322         CA                 0.00
95323         CA                 0.00
95324         CA                 0.00
95326         CA                 0.00
95328         CA                 0.00
95329         CA                 0.00
95330         CA                 0.24
95333         CA                 0.00
95334         CA                 0.06
95336         CA                 0.00
95337         CA                 0.10
95340         CA                 0.00
95348         CA                 0.00
95350         CA                 0.00
95351         CA                 0.06
95354         CA                 0.00
95355         CA                 0.00
95356         CA                 0.17
95357         CA                 0.00
95358         CA                 0.10
95360         CA                 0.15
95361         CA                 0.00
95363         CA                 0.00
95365         CA                 0.00
95366         CA                 0.06
95367         CA                 0.00
95368         CA                 0.00
95369         CA                 0.00
95374         CA                 0.00
95376         CA                 0.00
95380         CA                 0.00
95382         CA                 0.00
95385         CA                 0.00
95386         CA                 0.00
95387         CA                 0.00
95388         CA                 0.00
95602         CA                 0.10
95603         CA                 0.00
95608         CA                 0.00
95610         CA                 0.00
95613         CA                 0.00
95614         CA                 0.00
95615         CA                 0.00
95619         CA                 0.00
95620         CA                 0.00
95621         CA                 0.00
95623         CA                 0.00
95624         CA                 0.09
95625         CA                 0.00
95626         CA                 0.07
95628         CA                 0.09
95630         CA                 0.00
95631         CA                 0.00
95632         CA                 0.00
95633         CA                 0.00
95634         CA                 0.00
95635         CA                 0.00
95636         CA                 0.00
95638         CA                 0.00
95639         CA                 0.00
95641         CA                 0.00
95648         CA                 0.13
95650         CA                 0.00
95651         CA                 0.00
95655         CA                 0.00
95658         CA                 0.00
95659         CA                 0.00
95660         CA                 0.04
95661         CA                 0.00
95662         CA                 0.00
95663         CA                 0.00
95664         CA                 0.00
95667         CA                 0.04
95668         CA                 0.00
95670         CA                 0.00
95672         CA                 0.00
95673         CA                 0.00
95674         CA                 0.00
95676         CA                 0.00
95677         CA                 0.00
95678         CA                 0.00
95681         CA                 0.00
95682         CA                 0.00
95683         CA                 0.16
95684         CA                 0.00
95686         CA                 0.00
95687         CA                 0.03
95688         CA                 0.00
95690         CA                 0.00
95692         CA                 0.00
95693         CA                 0.00
95701         CA                 0.00
95703         CA                 0.00
95709         CA                 0.00
95713         CA                 0.00
95714         CA                 0.00
95715         CA                 0.00
95717         CA                 0.00
95720         CA                 0.00
95721         CA                 0.00
95722         CA                 0.00
95726         CA                 0.00
95735         CA                 0.00
95736         CA                 0.00
95742         CA                 0.13
95746         CA                 0.00
95747         CA                 0.07
95758         CA                 0.09
95762         CA                 0.00
95765         CA                 0.00
95814         CA                 0.00
95815         CA                 0.00
95816         CA                 0.00
95817         CA                 0.00
95818         CA                 0.00
95819         CA                 0.06
95820         CA                 0.04
95821         CA                 0.00
95822         CA                 0.00
95823         CA                 0.06
95824         CA                 0.05
95825         CA                 0.00
95826         CA                 0.00
95827         CA                 0.00
95828         CA                 0.00
95829         CA                 0.00
95830         CA                 0.00
95831         CA                 0.00
95832         CA                 0.00
95833         CA                 0.06
95834         CA                 0.00
95835         CA                 0.03
95836         CA                 0.00
95837         CA                 0.00
95838         CA                 0.05
95841         CA                 0.08
95842         CA                 0.00
95843         CA                 0.00
95864         CA                 0.00
95901         CA                 0.07
95903         CA                 0.00
95914         CA                 0.00
95916         CA                 0.00
95917         CA                 0.00
95918         CA                 0.06
95919         CA                 0.00
95922         CA                 0.00
95925         CA                 0.00
95926         CA                 0.00
95928         CA                 0.00
95930         CA                 0.00
95935         CA                 0.00
95938         CA                 0.00
95941         CA                 0.00
95942         CA                 0.00
95948         CA                 0.00
95953         CA                 0.00
95954         CA                 0.06
95957         CA                 0.00
95961         CA                 0.00
95962         CA                 0.00
95965         CA                 0.00
95966         CA                 0.00
95968         CA                 0.00
95969         CA                 0.00
95972         CA                 0.00
95973         CA                 0.00
95974         CA                 0.00
95977         CA                 0.00
95978         CA                 0.00
95981         CA                 0.00
95982         CA                 0.00
95991         CA                 0.09
95993         CA                 0.05
96001         CA                 0.05
96002         CA                 0.03
96003         CA                 0.00
96007         CA                 0.00
96008         CA                 0.00
96011         CA                 0.00
96013         CA                 0.00
96016         CA                 0.00
96017         CA                 0.00
96019         CA                 0.02
96022         CA                 0.00
96028         CA                 0.00
96033         CA                 0.00
96040         CA                 0.00
96047         CA                 0.00
96051         CA                 0.00
96056         CA                 0.00
96062         CA                 0.00
96065         CA                 0.00
96069         CA                 0.00
96071         CA                 0.00
96073         CA                 0.00
96076         CA                 0.00
96084         CA                 0.00
96087         CA                 0.00
96088         CA                 0.00
96095         CA                 0.00
96096         CA                 0.00
96140         CA                 0.00
96141         CA                 0.00
96142         CA                 0.00
96143         CA                 0.00
96145         CA                 0.00
96146         CA                 0.00
96148         CA                 0.00
96150         CA                 0.00
97004         OR                 0.00
97005         OR                 0.00
97006         OR                 0.00
97007         OR                 0.08
97008         OR                 0.00
97009         OR                 0.00
97011         OR                 0.00
97013         OR                 0.03
97015         OR                 0.00
97016         OR                 0.00
97017         OR                 0.00
97018         OR                 0.00
97019         OR                 0.00
97022         OR                 0.00
97023         OR                 0.00
97024         OR                 0.00
97027         OR                 0.00
97028         OR                 0.00
97030         OR                 0.05
97034         OR                 0.09
97035         OR                 0.00
97038         OR                 0.00
97042         OR                 0.00
97045         OR                 0.10
97048         OR                 0.00
97049         OR                 0.00
97051         OR                 0.04
97053         OR                 0.00
97054         OR                 0.00
97055         OR                 0.00
97056         OR                 0.00
97060         OR                 0.00
97062         OR                 0.00
97064         OR                 0.00
97067         OR                 0.00
97068         OR                 0.00
97070         OR                 0.00
97080         OR                 0.00
97101         OR                 0.00
97106         OR                 0.00
97109         OR                 0.00
97111         OR                 0.00
97113         OR                 0.00
97114         OR                 0.00
97115         OR                 0.00
97116         OR                 0.00
97117         OR                 0.00
97119         OR                 0.00
97123         OR                 0.03
97124         OR                 0.00
97125         OR                 0.00
97127         OR                 0.00
97128         OR                 0.00
97132         OR                 0.03
97133         OR                 0.00
97140         OR                 0.17
97144         OR                 0.00
97148         OR                 0.00
97201         OR                 0.11
97202         OR                 0.00
97203         OR                 0.04
97204         OR                 0.00
97205         OR                 0.00
97206         OR                 0.03
97209         OR                 0.06
97210         OR                 0.00
97211         OR                 0.00
97212         OR                 0.10
97213         OR                 0.00
97214         OR                 0.00
97215         OR                 0.00
97216         OR                 0.00
97217         OR                 0.00
97218         OR                 0.00
97219         OR                 0.00
97220         OR                 0.04
97221         OR                 0.00
97222         OR                 0.04
97223         OR                 0.00
97224         OR                 0.05
97225         OR                 0.00
97227         OR                 0.00
97229         OR                 0.00
97230         OR                 0.00
97231         OR                 0.00
97232         OR                 0.00
97233         OR                 0.00
97236         OR                 0.00
97266         OR                 0.00
97267         OR                 0.00
97378         OR                 0.00
97396         OR                 0.00
97401         OR                 0.00
97402         OR                 0.00
97403         OR                 0.00
97404         OR                 0.00
97405         OR                 0.00
97408         OR                 0.00
97412         OR                 0.00
97413         OR                 0.00
97419         OR                 0.00
97424         OR                 0.00
97426         OR                 0.00
97427         OR                 0.00
97430         OR                 0.00
97431         OR                 0.00
97434         OR                 0.00
97437         OR                 0.00
97438         OR                 0.00
97439         OR                 0.00
97448         OR                 0.00
97451         OR                 0.00
97452         OR                 0.00
97453         OR                 0.00
97454         OR                 0.00
97455         OR                 0.00
97461         OR                 0.05
97463         OR                 0.00
97477         OR                 0.00
97478         OR                 0.00
97480         OR                 0.00
97487         OR                 0.00
97488         OR                 0.00
97489         OR                 0.00
97490         OR                 0.00
97492         OR                 0.00
97493         OR                 0.00
97501         OR                 0.00
97502         OR                 0.00
97503         OR                 0.00
97504         OR                 0.00
97520         OR                 0.00
97522         OR                 0.00
97524         OR                 0.00
97525         OR                 0.00
97530         OR                 0.00
97535         OR                 0.00
97536         OR                 0.00
97537         OR                 0.00
97539         OR                 0.00
97540         OR                 0.00
97541         OR                 0.00
98110         WA                 0.00
98220         WA                 0.00
98225         WA                 0.00
98226         WA                 0.00
98230         WA                 0.00
98240         WA                 0.00
98244         WA                 0.00
98247         WA                 0.00
98248         WA                 0.00
98262         WA                 0.00
98264         WA                 0.00
98281         WA                 0.00
98295         WA                 0.00
98310         WA                 0.00
98311         WA                 0.00
98312         WA                 0.00
98315         WA                 0.00
98337         WA                 0.00
98340         WA                 0.00
98342         WA                 0.00
98345         WA                 0.00
98346         WA                 0.00
98353         WA                 0.00
98359         WA                 0.00
98364         WA                 0.00
98366         WA                 0.00
98367         WA                 0.00
98370         WA                 0.00
98380         WA                 0.00
98383         WA                 0.00
98392         WA                 0.00
98601         WA                 0.00
98604         WA                 0.00
98606         WA                 0.00
98607         WA                 0.00
98629         WA                 0.00
98642         WA                 0.00
98660         WA                 0.00
98661         WA                 0.04
98662         WA                 0.03
98663         WA                 0.00
98664         WA                 0.00
98665         WA                 0.00
98671         WA                 0.00
98675         WA                 0.00
98682         WA                 0.00
98683         WA                 0.04
98684         WA                 0.00
98685         WA                 0.00
98686         WA                 0.00


This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

TERM SHEET DISCLAIMER
This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
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not materially differ from those estimated herein. Some of the information
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Notwithstanding anything herein to the contrary, Morgan Stanley and each
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

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

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(1) these materials not constituting an offer (or a solicitation of an offer),
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
H

---------------------------------------------------------
          Pool Summary
---------------------------------------------------------
Total Issue Balance (USD)               $ 536,899,898.90
Original Mortgage Pool Balance (USD)    $ 537,150,707.80
Current Mortgage Pool Balance (USD)     $ 536,899,898.90
Total Number of Loans                              1,551
Average Loan Balance (USD)                    346,163.70
1st lien (%age)                                   100.00
2nd lien (%age)                                     0.00
WA FICO                                              702
 - Minimum FICO                                      590
 - Maximum FICO                                      816
WA LTV                                             76.78
 - Minimum LTV                                     17.69
 - Maximum LTV                                    100.00
WA DTI                                             39.59
 - Minimum DTI                                      0.00
 - Maximum DTI                                     61.40
WA Age (Months)                                        2
WA Remaining Term (Months)                           358
Aquired Loans                                       100%
North California (% of Pool)                       11.52
South California (% of Pool)                       28.64
---------------------------------------------------------

Pool Data

Data Entry Rules:
-----------------
1.   Only enter data in the fields highlighted in purple.
2.   Please enter 0 for blanks.
3.   Bucket the data using best fit rules.
4.   Do not delete any rows or change paramteters.
5. If there is cross collateralisation between pools, please use aggregate portolio data.


Deal Ticker

------------------------------------------------------------------------------------------------------------------
                                                  MSM 2006-16AX
------------------------------------------------------------------------------------------------------------------

------------------------------------------------             ----------------------------------------------------
        North California                                        Classification        Total                Check
------------------------------------------------             ----------------------------------------------------
% of State                                28.69              Mortgage Type         1,021,124,749               7
WA FICO                                     702              Loan-to-Value           536,899,899               4
 - Minimum FICO                             597              FICO                    536,899,899               4
 - Maximum FICO                             813              Purpose                 536,899,899               4
WA LTV                                    75.03              Occupancy               536,899,899               4
 - Minimum LTV                            26.67              Loan Balance            536,899,899               4
 - Maximum LTV                           100.00              Property Type           536,899,899               4
Highest Zip-Code Density (% of State)     3.56%              Documentation Type      536,899,899               4
Zip-Code with Highest Density             94010              Fixed Period            536,899,899               4
                                                             Geographic Distribution 536,899,899               4
------------------------------------------------             ----------------------------------------------------

------------------------------------------------             -----------------------------------
        South California                                              Per Annum Fees
------------------------------------------------             -----------------------------------
% of State                                71.31              Servicer Fees                0.375%
WA FICO                                     703              Cost of Carry
Minimum FICO                                608              -----------------------------------
Maximum FICO                                810
WA LTV                                    76.26
Minimum LTV                                35.9
Maximum LTV                               82.70
Highest Zip-Code Density (% of State)     2.57%
Zip-Code with Highest Density             90068
------------------------------------------------


--------------------------------------------------------------------------------------------------
       Mortgage Type                      WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
Fixed Rate Mortgage                            0        0                           0        0.0%
Adjustable Rate Mortgage                   76.78      702              536,899,898.90      100.0%
Option ARMs                                    0        0                           0        0.0%
Interest Only Mortgage                     76.76      702              484,224,850.50       90.2%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
            LTV                           WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
  0.01 -  20.00                            17.69      659                   75,000.00        0.0%
 20.01 -  25.00
 25.01 -  30.00                            29.61      724                  680,000.00        0.1%
 30.01 -  35.00                            30.70      771                  175,000.00        0.0%
 35.01 -  40.00                            37.10      706                1,074,540.14        0.2%
 40.01 -  45.00                            43.28      676                1,451,650.00        0.3%
 45.01 -  50.00                            46.60      692                2,561,612.43        0.5%
 50.01 -  55.00                            53.27      710                7,765,535.57        1.4%
 55.01 -  60.00                            57.41      682                5,615,548.55        1.0%
 60.01 -  65.00                            64.16      711               21,666,785.54        4.0%
 65.01 -  70.00                            69.28      700               61,631,713.74       11.5%
 70.01 -  75.00                            74.57      700               57,711,238.34       10.7%
 75.01 -  80.00                            79.85      702              360,191,766.25       67.1%
 80.01 -  85.00                            83.56      668                1,237,457.24        0.2%
 85.01 -  90.00                            89.95      715                7,167,488.66        1.3%
 90.01 -  95.00                            94.65      716                4,429,376.82        0.8%
 95.01 - 100.00                            99.43      718                3,465,185.62        0.6%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
            FICO                          WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
NA                                             0        0                           0        0.0%
321 - 340                                      0        0                           0        0.0%
341 - 360                                      0        0                           0        0.0%
361 - 380                                      0        0                           0        0.0%
381 - 400                                      0        0                           0        0.0%
401 - 420                                      0        0                           0        0.0%
421 - 440                                      0        0                           0        0.0%
441 - 460                                      0        0                           0        0.0%
461 - 480                                      0        0                           0        0.0%
481 - 500                                      0        0                           0        0.0%
501 - 520                                      0        0                           0        0.0%
521 - 540                                      0        0                           0        0.0%
541 - 560                                      0        0                           0        0.0%
561 - 580                                      0        0                           0        0.0%
581 - 600                                  72.66      595                  601,215.72        0.1%
601 - 620                                  72.16      614                9,672,197.67        1.8%
621 - 640                                  75.83      630               38,803,319.23        7.2%
641 - 660                                  77.05      651               42,452,189.21        7.9%
661 - 680                                  76.92      671               85,316,859.09       15.9%
681 - 700                                  77.12      691              104,139,261.04       19.4%
701 - 720                                  76.40      710               80,294,580.23       15.0%
721 - 740                                  76.04      729               60,388,856.58       11.2%
741 - 760                                  79.61      751               56,559,027.71       10.5%
761 - 780                                  76.15      769               31,769,355.32        5.9%
781 - 800                                  75.48      788               20,499,165.87        3.8%
801 - 820                                  74.43      806                6,403,871.23        1.2%
820 +                                          0        0                           0        0.0%
Unknown                                        0        0                           0        0.0%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
            LTV                             MIG%  WA FICO      Balance with MIG        % of Pool
--------------------------------------------------------------------------------------------------
  0.01 -  20.00                                0        0                           0        0.0%
 20.01 -  25.00                                0        0                           0        0.0%
 25.01 -  30.00                                0        0                           0        0.0%
 30.01 -  35.00                                0        0                           0        0.0%
 35.01 -  40.00                                0        0                           0        0.0%
 40.01 -  45.00                                0        0                           0        0.0%
 45.01 -  50.00                                0        0                           0        0.0%
 50.01 -  55.00                                0        0                           0        0.0%
 55.01 -  60.00                                0        0                           0        0.0%
 60.01 -  65.00                                0        0                           0        0.0%
 65.01 -  70.00                                0        0                           0        0.0%
 70.01 -  75.00                                0        0                           0        0.0%
 75.01 -  80.00                                0        0                           0        0.0%
 80.01 -  85.00                            38.18      701                  472,457.24        0.1%
 85.01 -  90.00                            76.82      710                5,505,796.11        1.0%
 90.01 -  95.00                            89.89      713                3,981,370.81        0.7%
 95.01 - 100.00                            26.22 660.8563566               908,500.00        0.2%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
          Purpose                         WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
Refinance - Cashout                        71.31      686              113,289,147.42       21.1%
Purchase                                   78.63      707              382,903,959.17       71.3%
Refinance - Rate Term                      74.57      694               40,706,792.31        7.6%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
         Occupancy                        WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
Primary                                    77.26      700              459,336,353.06       85.6%
Investment                                 74.51      710               50,633,631.97        9.4%
Second Home                                72.85      722               26,929,913.87        5.0%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
        Loan Balance                      WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
<200000                                    77.12      707               60,062,477.40       11.2%
<400000                                    78.15      701              254,738,977.31       47.4%
<600000                                    77.85      701              398,537,448.16       74.2%
>600000                                    73.67      704              138,362,450.74       25.8%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       Property Type                      WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
Single Family Residence                    76.31      700              303,915,995.51       56.6%
Planned Unit Development                   77.34      702              132,025,958.96       24.6%
2-4 Family                                 77.39      704               55,500,563.09       10.3%
Condominium                                77.51      710               45,457,381.34        8.5%
Co-op
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
     Documentation Type                   WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
Full Documentation                         77.50      689               21,824,211.13        4.1%
Alt Documentation                          79.36      714                5,469,907.12        1.0%
Stated Documentation                       74.59      701               55,634,929.11       10.4%
Limited Documentation                      78.00      700              266,784,724.49       49.7%
No Ratio                                   77.12      705              120,568,565.77       22.5%
No Documentation                           72.64      708               66,617,561.28       12.4%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
   Fixed Period (Months)                  WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
           <= 12                           78.02      669                2,185,540.00        0.4%
       >12 and <= 36                       77.54      681               43,253,255.75        8.1%
       >36 and <= 60                       76.76      704              464,460,464.70       86.5%
            >60                            75.80      698               27,000,638.45        5.0%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
  Geographic Distribution                 WA LTV  WA FICO           Balance            % of Pool
--------------------------------------------------------------------------------------------------
Alabama                                   100.00      749                  225,200.00        0.0%
Alaska                                         0        0                           0        0.0%
Arizona                                    78.07      708               27,816,890.96        5.2%
Arkansas                                   95.00      760                  151,767.17        0.0%
California                                 75.91      703              215,660,332.88       40.2%
Colorado                                   78.83      706               12,050,419.11        2.2%
Connecticut                                76.18      708                6,296,465.68        1.2%
Delaware                                   79.55      684                  896,420.00        0.2%
District of Columbia                       79.07      707                2,750,187.99        0.5%
Florida                                    75.70      704               49,781,407.62        9.3%
Georgia                                    77.99      684                7,765,361.17        1.4%
Hawaii                                     80.00      736                1,852,432.06        0.3%
Idaho                                      80.10      722                3,199,637.00        0.6%
Illinois                                   76.58      701               26,093,488.95        4.9%
Indiana                                    79.39      672                  875,523.49        0.2%
Iowa                                       80.00      659                  117,814.71        0.0%
Kansas                                     85.08      695                  540,835.70        0.1%
Kentucky                                   84.88      716                  160,000.00        0.0%
Louisiana                                  81.90      662                  376,673.99        0.1%
Maine                                      79.48      682                  460,845.32        0.1%
Maryland                                   78.40      686               12,949,768.81        2.4%
Massachusetts                              74.48      700               10,269,816.77        1.9%
Michigan                                   79.55      693                1,514,972.10        0.3%
Minnesota                                  79.87      716                5,290,571.16        1.0%
Mississippi                                73.03      727                  401,600.00        0.1%
Missouri                                   78.80      695                1,426,564.22        0.3%
Montana                                    78.48      674                1,235,000.00        0.2%
Nebraska                                   83.78      718                  369,011.04        0.1%
Nevada                                     77.14      707               26,689,062.34        5.0%
New Hampshire                              71.58      715                2,548,806.75        0.5%
New Jersey                                 78.26      674               13,882,373.83        2.6%
New Mexico                                 78.82      696                1,155,954.82        0.2%
New York                                   77.81      683               29,383,726.18        5.5%
North Carolina                             81.15      720                4,628,540.33        0.9%
North Dakota                                   0        0                           0        0.0%
Ohio                                       74.10      727                1,111,100.00        0.2%
Oklahoma                                   76.33      751                  250,185.00        0.0%
Oregon                                     77.99      710                9,744,863.14        1.8%
Pennsylvania                               81.18      709                3,848,262.70        0.7%
Rhode Island                               75.92      688                1,994,552.17        0.4%
South Carolina                             74.63      713                2,489,990.37        0.5%
South Dakota                                   0        0                           0        0.0%
Tennessee                                  81.33      744                  782,402.35        0.1%
Texas                                      80.35      715                5,118,185.59        1.0%
Utah                                       79.49      700                4,649,166.36        0.9%
Vermont                                        0        0                           0        0.0%
Virginia                                   76.66      697               23,945,107.18        4.5%
Washington                                 77.03      707               12,508,469.89        2.3%
West Virginia                              80.00      692                  159,920.00        0.0%
Wisconsin                                  72.63      727                  401,222.00        0.1%
Wyoming                                    65.00      790                1,079,000.00        0.2%
--------------------------------------------------------------------------------------------------


This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication "Characteristics and Risks of Standardized Options," which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

-----------------------------------------------------------
           Pool Summary
-----------------------------------------------------------
Total Issue Balance (USD)                 $ 536,899,898.90
Original Mortgage Pool Balance (USD)      $ 537,150,707.80
Current Mortgage Pool Balance (USD)       $ 536,899,898.90
Total Number of Loans                                1,551
Average Loan Balance (USD)                      346,163.70
1st lien (%age)                                     100.00
2nd lien (%age)                                       0.00
WA FICO                                                702
 - Minimum FICO                                        590
 - Maximum FICO                                        816
WA LTV                                               90.71
 - Minimum CLTV                                      17.69
 - Maximum CLTV                                     100.00
WA DTI                                               39.59
 - Minimum DTI                                        0.00
 - Maximum DTI                                       61.40
WA Age (Months)                                          2
WA Remaining Term (Months)                             358
Aquired Loans                                         100%
North California (% of Pool)                         11.52
South California (% of Pool)                         28.64
-----------------------------------------------------------

Pool Data

Data Entry Rules:
-----------------
1.   Only enter data in the fields highlighted in purple.
2.   Please enter 0 for blanks.
3.   Bucket the data using best fit rules.
4.   Do not delete any rows or change paramteters.
5. If there is cross collateralisation between pools, please use aggregate portolio data.


Deal Ticker

------------------------------------------------------------------------------------------------------------------
                                                  MSM 2006-16AX
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------             ----------------------------------------------------
         North California                                        Classification         Total          Check
-------------------------------------------------             ----------------------------------------------------
% of State                                 28.69              Mortgage Type          1,021,124,749              7
WA FICO                                      702              Loan-to-Value            536,899,899              4
 - Minimum FICO                              597              FICO                     536,899,899              4
 - Maximum FICO                              813              Purpose                  536,899,899              4
WA LTV                                     87.80              Occupancy                536,899,899              4
 - Minimum CLTV                            26.67              Loan Balance             536,899,899              4
 - Maximum CLTV                           100.00              Property Type            536,899,899              4
Highest Zip-Code Density (% of State)      3.56%              Documentation Type       536,899,899              4
Zip-Code with Highest Density              94010              Fixed Period             536,899,899              4
                                                              Geographic Distribution  536,899,899              4
-------------------------------------------------             ----------------------------------------------------
------------------------------------------------             -----------------------------------
        South California                                              Per Annum Fees
------------------------------------------------             -----------------------------------
% of State                                 71.31              Servicer Fees              0.375%
WA FICO                                      703              Cost of Carry
Minimum FICO                                 608              -----------------------------------
Maximum FICO                                 810
WA LTV                                     90.63
Minimum CLTV                                35.9
Maximum CLTV                              100.00
Highest Zip-Code Density (% of State)      2.57%
Zip-Code with Highest Density              90068
-------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
           Mortgage Type                   WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage                           0                     0                                0          0.0%
Adjustable Rate Mortgage                    90.71                 702                   536,899,898.90        100.0%
Option ARMs                                   0                     0                                0          0.0%
Interest Only Mortgage                      91.12                 702                   484,224,850.50         90.2%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
               CLTV                        WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
  0.01 -  20.00                             17.69                 659                        75,000.00          0.0%
 20.01 -  25.00
 25.01 -  30.00                             29.61                 724                       680,000.00          0.1%
 30.01 -  35.00                             30.70                 771                       175,000.00          0.0%
 35.01 -  40.00                             37.10                 706                     1,074,540.14          0.2%
 40.01 -  45.00                             43.28                 676                     1,451,650.00          0.3%
 45.01 -  50.00                             46.63                 701                     2,236,612.43          0.4%
 50.01 -  55.00                             53.16                 697                     6,765,535.57          1.3%
 55.01 -  60.00                             57.61                 667                     3,197,349.22          0.6%
 60.01 -  65.00                             63.99                 705                    16,776,487.84          3.1%
 65.01 -  70.00                             68.58                 689                    17,661,426.23          3.3%
 70.01 -  75.00                             74.35                 685                    28,419,072.31          5.3%
 75.01 -  80.00                             79.63                 695                    58,680,005.45         10.9%
 80.01 -  85.00                             84.06                 681                     8,714,420.36          1.6%
 85.01 -  90.00                             89.62                 698                    58,065,019.12         10.8%
 90.01 -  95.00                             94.76                 706                    61,469,330.62         11.4%
 95.01 - 100.00                             99.81                 707                   271,458,449.61         50.6%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
               FICO                        WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
NA                                            0                     0                                0          0.0%
321 - 340                                     0                     0                                0          0.0%
341 - 360                                     0                     0                                0          0.0%
361 - 380                                     0                     0                                0          0.0%
381 - 400                                     0                     0                                0          0.0%
401 - 420                                     0                     0                                0          0.0%
421 - 440                                     0                     0                                0          0.0%
441 - 460                                     0                     0                                0          0.0%
461 - 480                                     0                     0                                0          0.0%
481 - 500                                     0                     0                                0          0.0%
501 - 520                                     0                     0                                0          0.0%
521 - 540                                     0                     0                                0          0.0%
541 - 560                                     0                     0                                0          0.0%
561 - 580                                     0                     0                                0          0.0%
581 - 600                                   72.66                 595                       601,215.72          0.1%
601 - 620                                   77.96                 614                     9,672,197.67          1.8%
621 - 640                                   86.17                 630                    38,803,319.23          7.2%
641 - 660                                   88.83                 651                    42,452,189.21          7.9%
661 - 680                                   90.69                 671                    85,316,859.09         15.9%
681 - 700                                   92.54                 691                   104,139,261.04         19.4%
701 - 720                                   90.42                 710                    80,294,580.23         15.0%
721 - 740                                   90.14                 729                    60,388,856.58         11.2%
741 - 760                                   95.74                 751                    56,559,027.71         10.5%
761 - 780                                   92.40                 769                    31,769,355.32          5.9%
781 - 800                                   87.94                 788                    20,499,165.87          3.8%
801 - 820                                   87.38                 806                     6,403,871.23          1.2%
820 +                                         0                     0                                0          0.0%
Unknown                                       0                     0                                0          0.0%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
               CLTV                          MIG%             WA FICO         Balance with MIG           % of Pool
---------------------------------------------------------------------------------------------------------------------
  0.01 -  20.00                               0                     0                                0          0.0%
 20.01 -  25.00                               0                     0                                0          0.0%
 25.01 -  30.00                               0                     0                                0          0.0%
 30.01 -  35.00                               0                     0                                0          0.0%
 35.01 -  40.00                               0                     0                                0          0.0%
 40.01 -  45.00                               0                     0                                0          0.0%
 45.01 -  50.00                               0                     0                                0          0.0%
 50.01 -  55.00                               0                     0                                0          0.0%
 55.01 -  60.00                               0                     0                                0          0.0%
 60.01 -  65.00                               0                     0                                0          0.0%
 65.01 -  70.00                               0                     0                                0          0.0%
 70.01 -  75.00                               0                     0                                0          0.0%
 75.01 -  80.00                               0                     0                                0          0.0%
 80.01 -  85.00                              5.42                 701                       472,457.24          0.1%
 85.01 -  90.00                              9.48                 710                     5,505,796.11          1.0%
 90.01 -  95.00                              6.48                 713                     3,981,370.81          0.7%
 95.01 - 100.00                              0.33                 661                       908,500.00          0.2%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              Purpose                      WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                         76.38                 686                   113,289,147.42         21.1%
Purchase                                    95.80                 707                   382,903,959.17         71.3%
Refinance - Rate Term                       82.78                 694                    40,706,792.31          7.6%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
             Occupancy                     WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
Primary                                     91.92                 700                   459,336,353.06         85.6%
Investment                                  82.73                 710                    50,633,631.97          9.4%
Second Home                                 85.08                 722                    26,929,913.87          5.0%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
           Loan Balance                    WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
<200000                                     91.52                 707                    60,062,477.40         11.2%
<400000                                     93.04                 701                   254,738,977.31         47.4%
<600000                                     92.45                 701                   398,537,448.16         74.2%
>600000                                     85.70                 704                   138,362,450.74         25.8%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
           Property Type                   WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
Single Family Residence                     89.72                 700                   303,915,995.51         56.6%
Planned Unit Development                    92.11                 702                   132,025,958.96         24.6%
2-4 Family                                  92.35                 704                    55,500,563.09         10.3%
Condominium                                 91.30                 710                    45,457,381.34          8.5%
Co-op
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
        Documentation Type                 WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
Full Documentation                          92.21                 689                    21,824,211.13          4.1%
Alt Documentation                           96.67                 714                     5,469,907.12          1.0%
Stated Documentation                        90.76                 701                    55,634,929.11         10.4%
Limited Documentation                       93.32                 700                   266,784,724.49         49.7%
No Ratio                                    91.53                 705                   120,568,565.77         22.5%
No Documentation                            77.78                 708                    66,617,561.28         12.4%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
       Fixed Period (Months)               WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
               <= 12                        89.78                 669                     2,185,540.00          0.4%
           >12 and <= 36                    90.35                 681                    43,253,255.75          8.1%
           >36 and <= 60                    90.84                 704                   464,460,464.70         86.5%
                >60                         89.12                 698                    27,000,638.45          5.0%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
      Geographic Distribution              WA CLTV            WA FICO              Balance               % of Pool
---------------------------------------------------------------------------------------------------------------------
Alabama                                    100.00                 749                       225,200.00          0.0%
Alaska                                        0                     0                                0          0.0%
Arizona                                     90.70                 708                    27,816,890.96          5.2%
Arkansas                                    95.00                 760                       151,767.17          0.0%
California                                  89.82                 703                   215,660,332.88         40.2%
Colorado                                    95.08                 706                    12,050,419.11          2.2%
Connecticut                                 89.34                 708                     6,296,465.68          1.2%
Delaware                                    93.46                 684                       896,420.00          0.2%
District of Columbia                        94.43                 707                     2,750,187.99          0.5%
Florida                                     89.23                 704                    49,781,407.62          9.3%
Georgia                                     91.63                 684                     7,765,361.17          1.4%
Hawaii                                      88.13                 736                     1,852,432.06          0.3%
Idaho                                       92.02                 722                     3,199,637.00          0.6%
Illinois                                    91.56                 701                    26,093,488.95          4.9%
Indiana                                     95.08                 672                       875,523.49          0.2%
Iowa                                       100.00                 659                       117,814.71          0.0%
Kansas                                      85.08                 695                       540,835.70          0.1%
Kentucky                                    84.88                 716                       160,000.00          0.0%
Louisiana                                   81.90                 662                       376,673.99          0.1%
Maine                                       79.48                 682                       460,845.32          0.1%
Maryland                                    95.70                 686                    12,949,768.81          2.4%
Massachusetts                               86.74                 700                    10,269,816.77          1.9%
Michigan                                    94.18                 693                     1,514,972.10          0.3%
Minnesota                                   96.21                 716                     5,290,571.16          1.0%
Mississippi                                100.00                 727                       401,600.00          0.1%
Missouri                                    84.70                 695                     1,426,564.22          0.3%
Montana                                     80.04                 674                     1,235,000.00          0.2%
Nebraska                                    96.22                 718                       369,011.04          0.1%
Nevada                                      92.22                 707                    26,689,062.34          5.0%
New Hampshire                               83.33                 715                     2,548,806.75          0.5%
New Jersey                                  90.36                 674                    13,882,373.83          2.6%
New Mexico                                  96.23                 696                     1,155,954.82          0.2%
New York                                    92.46                 683                    29,383,726.18          5.5%
North Carolina                              89.40                 720                     4,628,540.33          0.9%
North Dakota                                  0                     0                                0          0.0%
Ohio                                        91.60                 727                     1,111,100.00          0.2%
Oklahoma                                    87.34                 751                       250,185.00          0.0%
Oregon                                      89.40                 710                     9,744,863.14          1.8%
Pennsylvania                                92.25                 709                     3,848,262.70          0.7%
Rhode Island                                87.22                 688                     1,994,552.17          0.4%
South Carolina                              88.62                 713                     2,489,990.37          0.5%
South Dakota                                  0                     0                                0          0.0%
Tennessee                                   99.52                 744                       782,402.35          0.1%
Texas                                       94.82                 715                     5,118,185.59          1.0%
Utah                                        97.51                 700                     4,649,166.36          0.9%
Vermont                                       0                     0                                0          0.0%
Virginia                                    93.00                 697                    23,945,107.18          4.5%
Washington                                  91.36                 707                    12,508,469.89          2.3%
West Virginia                              100.00                 692                       159,920.00          0.0%
Wisconsin                                   88.46                 727                       401,222.00          0.1%
Wyoming                                     65.00                 790                     1,079,000.00          0.2%
---------------------------------------------------------------------------------------------------------------------


This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of
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Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

Assumptions:    -----------------------------------------------------------------            ---------------------------------------
CPB                                       10%                                10%             FORWARDS
Indices                                   10%                            Forward
                                   Effective                           Effective
Period          Balance               Coupon  Balance                     Coupon             LIBOR_1MO     LIBOR_6MO    LIBOR_1YR
                -----------------------------------------------------------------


              0   245,300,000.00                     245,300,000.00
              1   241,042,493.35         5.41        241,042,493.35         5.41                  5.356254     5.399894    5.387329
              2   236,822,082.26        10.09        236,822,082.26         5.45                  5.374081     5.387297    5.365753
              3   232,638,646.70        10.09        232,638,646.70         5.46                  5.354068     5.364922    5.343138
              4   227,917,372.07        10.09        227,917,372.07         5.44                  5.346004     5.331268    5.322967
              5   223,162,143.92        10.09        223,162,143.92         5.44                  5.332073     5.298984    5.304294
              6   219,026,103.44        10.09        219,026,103.44         5.42                  5.278301     5.262722    5.287652
              7   214,998,624.79        10.09        214,998,624.79         5.37                  5.282329     5.233464    5.276463
              8   210,897,370.10        10.09        210,897,370.10         5.37                  5.242771     5.204031    5.265543
              9   206,940,981.57        10.09        206,940,981.57         5.33                  5.156541     5.182339    5.258487
             10   202,729,088.45        10.09        202,729,088.45         5.25                  5.156485     5.176674    5.259080
             11   198,608,928.66        10.09        198,608,928.66         5.25                  5.119178     5.172558    5.259430
             12   194,760,203.57        10.09        194,760,203.57         5.21                  5.106500     5.176372    5.262344
             13   190,945,203.02        10.09        190,945,203.02         5.20                  5.109477     5.183816    5.265257
             14   187,163,632.00        10.09        187,163,632.00         5.20                  5.115363     5.191960    5.266775
             15   183,415,198.10        10.09        183,415,198.10         5.21                  5.123270     5.199897    5.266744
             16   179,699,611.43        10.09        179,699,611.43         5.21                  5.132307     5.206719    5.265112
             17   176,016,584.67        10.09        176,016,584.67         5.22                  5.141586     5.211517    5.261931
             18   172,365,832.99        10.09        172,365,832.99         5.23                  5.150217     5.213383    5.257357
             19   168,589,398.85        10.09        168,589,398.85         5.24                  5.157312     5.211618    5.251650
             20   163,485,668.56        10.09        163,485,668.56         5.25                  5.161981     5.206433    5.245172
             21   159,945,384.42        10.09        159,945,384.42         5.25                  5.163335     5.198434    5.238391
             22   153,027,401.03        10.09        153,027,401.03         5.25                  5.160485     5.188431    5.231877
             23   148,859,518.59        10.07        148,859,518.59         5.25                  5.152541     5.177433    5.226302
             24   145,447,451.79        10.11        145,447,451.79         5.24                  5.139850     5.166652    5.222445
             25   142,065,288.85         9.94        142,065,288.85         5.23                  5.126861     5.157292    5.221011
             26   138,712,768.15        10.01        138,712,768.15         5.22                  5.115006     5.149850    5.222069
             27   135,389,630.39         9.82        135,389,630.39         5.21                  5.104583     5.144628    5.225484
             28   132,095,618.52         9.76        132,095,618.52         5.19                  5.095888     5.141930    5.231078
             29   128,830,477.75        10.15        128,830,477.75         5.19                  5.089219     5.142058    5.238630
             30   125,593,955.50         9.64        125,593,955.50         5.18                  5.084872     5.145317    5.247878
             31   122,385,801.42         9.73        122,385,801.42         5.17                  5.083143     5.151881    5.258516
             32   119,067,686.89         9.53        119,067,686.89         5.17                  5.084331     5.161387    5.270196
             33   115,249,371.99         9.62        115,249,371.99         5.17                  5.088732     5.173268    5.282527
             34    95,494,627.34         9.42         95,494,627.34         5.18                  5.096643     5.186874    5.295077
             35    86,719,529.39         9.37         86,719,529.39         5.19                  5.108360     5.201471    5.307368
             36    83,646,310.66         9.47         83,646,310.66         5.20                  5.123431     5.216243    5.318882
             37    80,807,848.03         9.27         80,807,848.03         5.21                  5.138984     5.230419    5.329164
             38    77,994,266.69         9.39         77,994,266.69         5.23                  5.154119     5.243682    5.338167
             39    75,205,348.97         9.19         75,205,348.97         5.24                  5.168647     5.255837    5.345966
             40    72,440,879.11         9.15         72,440,879.11         5.26                  5.182375     5.266691    5.352657
             41    69,700,643.20         9.62         69,700,643.20         5.27                  5.195114     5.276048    5.358356
             42    66,984,429.25         9.06         66,984,429.25         5.29                  5.206674     5.283714    5.363199
             43    64,292,027.09         9.18         64,292,027.09         5.30                  5.216865     5.289575    5.367344
             44    61,623,228.39         8.97         61,623,228.39         5.31                  5.225495     5.293855    5.370967
             45    58,977,826.66         9.10         58,977,826.66         5.32                  5.232375     5.296896    5.374267
             46    56,355,617.20         8.89         56,355,617.20         5.32                  5.237314     5.299080    5.377462
             47    53,756,397.10         8.85         53,756,397.10         5.33                  5.240122     5.300826    5.380791
             48    51,179,965.22         8.99         51,179,965.22         5.33                  5.241084     5.302597    5.384512
             49    48,626,122.21         8.78         48,626,122.21         5.33                  5.241993     5.304811    5.388847
             50    46,094,670.42         8.91         46,094,670.42         5.33                  5.243348     5.307591    5.393796
             51    43,585,413.95         8.71         43,585,413.95         5.33                  5.245192     5.310980    5.399297
             52    41,098,158.62         8.67         41,098,158.62         5.34                  5.247567     5.315021    5.405281
             53    38,632,711.92         9.20         38,632,711.92         5.34                  5.250517     5.319760    5.411672
             54    36,188,883.07         8.60         36,188,883.07         5.34                  5.254084     5.325239    5.418389
             55    33,696,326.12         8.75         33,696,326.12         5.34                  5.258311     5.331471    5.425344
             56    31,295,868.01         8.53         31,295,868.01         5.35                  5.263242     5.338333    5.432441
             57    26,546,629.33         8.68         26,546,629.33         5.35                  5.268918     5.345661    5.439579
             58                0        19.33                  0.00         5.36                  5.275383     5.353276    5.446650
             59-----------------------------------------------------------------            ---------------------------------------
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


     This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see

TERM SHEET DISCLAIMER
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

Assumptions:
CPR               3 CPR for 6 Mos, 6 thereafter
Indices                                         20%

Period            Date                              Effective Coupon



                0                         25-Oct-06
                1                         25-Nov-06                  5.58
                2                         25-Dec-06                 20.26
                3                         25-Jan-07                 20.26
                4                         25-Feb-07                 20.26
                5                         25-Mar-07                 20.26
                6                         25-Apr-07                 19.95
                7                         25-May-07                 19.69
                8                         25-Jun-07                 19.29
                9                         25-Jul-07                 19.08
               10                         25-Aug-07                 18.69
               11                         25-Sep-07                 18.40
               12                         25-Oct-07                 18.23
               13                         25-Nov-07                 17.85
               14                         25-Dec-07                 17.69
               15                         25-Jan-08                 17.32
               16                         25-Feb-08                 17.07
               17                         25-Mar-08                 17.07
               18                         25-Apr-08                 16.58
               19                         25-May-08                 16.47
               20                         25-Jun-08                 16.10
               21                         25-Jul-08                 15.99
               22                         25-Aug-08                 15.64
               23                         25-Sep-08                 15.38
               24                         25-Oct-08                 15.31
               25                         25-Nov-08                 14.97
               26                         25-Dec-08                 14.92
               27                         25-Jan-09                 14.58
               28                         25-Feb-09                 14.40
               29                         25-Mar-09                 14.72
               30                         25-Apr-09                 14.05
               31                         25-May-09                 14.03
               32                         25-Jun-09                 13.71
               33                         25-Jul-09                 13.70
               34                         25-Aug-09                 13.38
               35                         25-Sep-09                 13.09
               36                         25-Oct-09                 13.06
               37                         25-Nov-09                 12.74
               38                         25-Dec-09                 12.83
               39                         25-Jan-10                 12.52
               40                         25-Feb-10                 12.40
               41                         25-Mar-10                 12.95
               42                         25-Apr-10                 12.25
               43                         25-May-10                 12.33
               44                         25-Jun-10                 12.02
               45                         25-Jul-10                 12.10
               46                         25-Aug-10                 11.80
               47                         25-Sep-10                 11.76
               48                         25-Oct-10                 11.88
               49                         25-Nov-10                 11.58
               50                         25-Dec-10                 11.68
               51                         25-Jan-11                 11.38
               52                         25-Feb-11                 11.29
               53                         25-Mar-11                 11.85
               54                         25-Apr-11                 11.10
               55                         25-May-11                 11.22
               56                         25-Jun-11                 10.92
               57                         25-Jul-11                 11.04
               58                         25-Aug-11                 10.78
               59                         25-Sep-11                 11.09
               60                         25-Oct-11                 12.82
               61                         25-Nov-11                 12.33
               62                         25-Dec-11                 12.74
               63                         25-Jan-12                 12.33
               64                         25-Feb-12                 12.33
               65                         25-Mar-12                 13.19
               66                         25-Apr-12                 12.34
               67                         25-May-12                 12.75
               68                         25-Jun-12                 12.34
               69                         25-Jul-12                 12.75
               70                         25-Aug-12                 12.35
               71                         25-Sep-12                 12.35
               72                         25-Oct-12                 12.76
               73                         25-Nov-12                 12.35
               74                         25-Dec-12                 12.77
               75                         25-Jan-13                 12.36
               76                         25-Feb-13                 12.36
               77                         25-Mar-13                 13.69
               78                         25-Apr-13                 12.36
               79                         25-May-13                 12.78
               80                         25-Jun-13                 12.37
               81                         25-Jul-13                 12.78
               82                         25-Aug-13                 12.43
               83                         25-Sep-13                 12.63
               84                         25-Oct-13                 13.07
               85                         25-Nov-13                 12.65
               86                         25-Dec-13                 13.07
               87                         25-Jan-14                 12.65
               88                         25-Feb-14                 12.65
               89                         25-Mar-14                 14.01
               90                         25-Apr-14                 12.65
               91                         25-May-14                 13.08
               92                         25-Jun-14                 12.66
               93                         25-Jul-14                 13.08
               94                         25-Aug-14                 12.66
               95                         25-Sep-14                 12.66
               96                         25-Oct-14                 13.08
               97                         25-Nov-14                 12.66
               98                         25-Dec-14                 13.08
               99                         25-Jan-15                 12.66
              100                         25-Feb-15                 12.66
              101                         25-Mar-15                 14.02
              102                         25-Apr-15                 12.67
              103                         25-May-15                 13.09
              104                         25-Jun-15                 12.67
              105                         25-Jul-15                 13.09
              106                         25-Aug-15                 12.67
              107                         25-Sep-15                 12.67
              108                         25-Oct-15                 13.10
              109                         25-Nov-15                 12.67
              110                         25-Dec-15                 13.10
              111                         25-Jan-16                 12.68
              112                         25-Feb-16                 12.68
              113                         25-Mar-16                 13.55
              114                         25-Apr-16                 12.68
              115                         25-May-16                 13.10
              116                         25-Jun-16                 12.68
              117                         25-Jul-16                 13.11
              118                         25-Aug-16                 12.69
              119                         25-Sep-16                 12.69
              120                         25-Oct-16                 13.11
              121                         25-Nov-16                 12.69
              122                         25-Dec-16                 13.11
              123                         25-Jan-17                 12.69
              124                         25-Feb-17                 12.69
              125                         25-Mar-17                 14.06
              126                         25-Apr-17                 12.70
              127                         25-May-17                 13.12
              128                         25-Jun-17                 12.70
              129                         25-Jul-17                 13.12
              130                         25-Aug-17                 12.70
              131                         25-Sep-17                 12.70
              132                         25-Oct-17                 13.13
              133                         25-Nov-17                 12.74
              134                         25-Dec-17                 13.27
              135                         25-Jan-18                 12.84
              136                         25-Feb-18                 12.84
              137                         25-Mar-18                 14.22
              138                         25-Apr-18                 12.84
              139                         25-May-18                 13.27
              140                         25-Jun-18                 12.84
              141                         25-Jul-18                 13.27
              142                         25-Aug-18                 12.84
              143                         25-Sep-18                 12.84
              144                         25-Oct-18                 13.27
              145                         25-Nov-18                 12.84
              146                         25-Dec-18                 13.27
              147                         25-Jan-19                 12.85
              148                         25-Feb-19                 12.85
              149                         25-Mar-19                 14.22
              150                         25-Apr-19                 12.85
              151                         25-May-19                 13.27
              152                         25-Jun-19                 12.85
              153                         25-Jul-19                 13.28
              154                         25-Aug-19                 12.85
              155                         25-Sep-19                 12.85
              156                         25-Oct-19                 13.28
              157                         25-Nov-19                 12.85
              158                         25-Dec-19                 13.28
              159                         25-Jan-20                 12.85
              160                         25-Feb-20                 12.85
              161                         25-Mar-20                 13.74
              162                         25-Apr-20                 12.85
              163                         25-May-20                 13.28
              164                         25-Jun-20                 12.85
              165                         25-Jul-20                 13.28
              166                         25-Aug-20                 12.85
              167                         25-Sep-20                 12.85
              168                         25-Oct-20                 13.28
              169                         25-Nov-20                 12.85
              170                         25-Dec-20                 13.28
              171                         25-Jan-21                 12.85
              172                         25-Feb-21                 12.86
              173                         25-Mar-21                 14.23
              174                         25-Apr-21                 12.86
              175                         25-May-21                 13.28
              176                         25-Jun-21                 12.86
              177                         25-Jul-21                 13.29
              178                         25-Aug-21                 12.86
              179                         25-Sep-21                 12.86
              180                         25-Oct-21                 13.29
              181                         25-Nov-21                 12.86
              182                         25-Dec-21                 13.29
              183                         25-Jan-22                 12.86
              184                         25-Feb-22                 12.86
              185                         25-Mar-22                 14.24
              186                         25-Apr-22                 12.86
              187                         25-May-22                 13.29
              188                         25-Jun-22                 12.86
              189                         25-Jul-22                 13.29
              190                         25-Aug-22                 12.86
              191                         25-Sep-22                 12.87
              192                         25-Oct-22                 13.29
              193                         25-Nov-22                 12.87
              194                         25-Dec-22                 13.30
              195                         25-Jan-23                 12.87
              196                         25-Feb-23                 12.87
              197                         25-Mar-23                 14.25
              198                         25-Apr-23                 12.87
              199                         25-May-23                 13.30
              200                         25-Jun-23                 12.87
              201                         25-Jul-23                 13.30
              202                         25-Aug-23                 12.87
              203                         25-Sep-23                 12.87
              204                         25-Oct-23                 13.30
              205                         25-Nov-23                 12.87
              206                         25-Dec-23                 13.30
              207                         25-Jan-24                 12.88
              208                         25-Feb-24                 12.88
              209                         25-Mar-24                 13.77
              210                         25-Apr-24                 12.88
              211                         25-May-24                 13.31
              212                         25-Jun-24                 12.88
              213                         25-Jul-24                 13.31
              214                         25-Aug-24                 12.88
              215                         25-Sep-24                 12.88
              216                         25-Oct-24                 13.31
              217                         25-Nov-24                 12.88
              218                         25-Dec-24                 13.31
              219                         25-Jan-25                 12.89
              220                         25-Feb-25                 12.89
              221                         25-Mar-25                 14.27
              222                         25-Apr-25                 12.89
              223                         25-May-25                 13.32
              224                         25-Jun-25                 12.89
              225                         25-Jul-25                 13.32
              226                         25-Aug-25                 12.89
              227                         25-Sep-25                 12.89
              228                         25-Oct-25                 13.33
              229                         25-Nov-25                 12.90
              230                         25-Dec-25                 13.33
              231                         25-Jan-26                 12.90
              232                         25-Feb-26                 12.90
              233                         25-Mar-26                 14.28
              234                         25-Apr-26                 12.90
              235                         25-May-26                 13.33
              236                         25-Jun-26                 12.90
              237                         25-Jul-26                 13.34
              238                         25-Aug-26                 12.91
              239                         25-Sep-26                 12.91
              240                         25-Oct-26                 13.34
              241                         25-Nov-26                 12.91
              242                         25-Dec-26                 13.34
              243                         25-Jan-27                 12.91
              244                         25-Feb-27                 12.92
              245                         25-Mar-27                 14.22
              246                         25-Apr-27                 12.71
              247                         25-May-27                 13.14
              248                         25-Jun-27                 12.72
              249                         25-Jul-27                 13.14
              250                         25-Aug-27                 12.72
              251                         25-Sep-27                 12.73
              252                         25-Oct-27                 13.15
              253                         25-Nov-27                 12.73
              254                         25-Dec-27                 13.16
              255                         25-Jan-28                 12.74
              256                         25-Feb-28                 12.74
              257                         25-Mar-28                 13.62
              258                         25-Apr-28                 12.74
              259                         25-May-28                 13.17
              260                         25-Jun-28                 12.75
              261                         25-Jul-28                 13.18
              262                         25-Aug-28                 12.76
              263                         25-Sep-28                 12.76
              264                         25-Oct-28                 13.19
              265                         25-Nov-28                 12.76
              266                         25-Dec-28                 13.19
              267                         25-Jan-29                 12.77
              268                         25-Feb-29                 12.77
              269                         25-Mar-29                 14.15
              270                         25-Apr-29                 12.78
              271                         25-May-29                 13.21
              272                         25-Jun-29                 12.79
              273                         25-Jul-29                 13.22
              274                         25-Aug-29                 12.80
              275                         25-Sep-29                 12.80
              276                         25-Oct-29                 13.23
              277                         25-Nov-29                 12.81
              278                         25-Dec-29                 13.24
              279                         25-Jan-30                 12.82
              280                         25-Feb-30                 12.82
              281                         25-Mar-30                 14.20
              282                         25-Apr-30                 12.83
              283                         25-May-30                 13.26
              284                         25-Jun-30                 12.84
              285                         25-Jul-30                 13.27
              286                         25-Aug-30                 12.85
              287                         25-Sep-30                 12.86
              288                         25-Oct-30                 13.29
              289                         25-Nov-30                 12.87
              290                         25-Dec-30                 13.30
              291                         25-Jan-31                 12.88
              292                         25-Feb-31                 12.88
              293                         25-Mar-31                 14.27
              294                         25-Apr-31                 12.90
              295                         25-May-31                 13.33
              296                         25-Jun-31                 12.91
              297                         25-Jul-31                 13.35
              298                         25-Aug-31                 12.92
              299                         25-Sep-31                 12.93
              300                         25-Oct-31                 13.37
              301                         25-Nov-31                 12.95
              302                         25-Dec-31                 13.39
              303                         25-Jan-32                 12.96
              304                         25-Feb-32                 12.97
              305                         25-Mar-32                 13.88
              306                         25-Apr-32                 12.99
              307                         25-May-32                 13.43
              308                         25-Jun-32                 13.01
              309                         25-Jul-32                 13.46
              310                         25-Aug-32                 13.03
              311                         25-Sep-32                 13.04
              312                         25-Oct-32                 13.49
              313                         25-Nov-32                 13.07
              314                         25-Dec-32                 13.52
              315                         25-Jan-33                 13.10
              316                         25-Feb-33                 13.11
              317                         25-Mar-33                 14.53
              318                         25-Apr-33                 13.14
              319                         25-May-33                 13.59
              320                         25-Jun-33                 13.17
              321                         25-Jul-33                 13.63
              322                         25-Aug-33                 13.21
              323                         25-Sep-33                 13.23
              324                         25-Oct-33                 13.69
              325                         25-Nov-33                 13.27
              326                         25-Dec-33                 13.74
              327                         25-Jan-34                 13.32
              328                         25-Feb-34                 13.35
              329                         25-Mar-34                 14.81
              330                         25-Apr-34                 13.41
              331                         25-May-34                 13.89
              332                         25-Jun-34                 13.47
              333                         25-Jul-34                 13.96
              334                         25-Aug-34                 13.55
              335                         25-Sep-34                 13.60
              336                         25-Oct-34                 14.10
              337                         25-Nov-34                 13.69
              338                         25-Dec-34                 14.21
              339                         25-Jan-35                 13.81
              340                         25-Feb-35                 13.88
              341                         25-Mar-35                 15.45
              342                         25-Apr-35                 14.04
              343                         25-May-35                 14.60
              344                         25-Jun-35                 14.24
              345                         25-Jul-35                 14.84
              346                         25-Aug-35                 14.51
              347                         25-Sep-35                 14.70
              348                         25-Oct-35                 15.43
              349                         25-Nov-35                 15.21
              350                         25-Dec-35                 16.09
              351                         25-Jan-36                 16.03
              352                         25-Feb-36                 16.66
              353                         25-Mar-36                 18.77
              354                         25-Apr-36                 18.96
              355                         25-May-36                 22.13
              356                         25-Jun-36                 26.90
              357                         25-Jul-36                779.05
                  ***                                  Greater than 1,000

This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

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

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

WAL                               18.73        10.17          6.44         4.46
Principal Window Begin        6/25/2024    4/25/2016    10/25/2012   12/25/2010
Principal Window End          8/25/2025    1/25/2017     4/25/2013    4/25/2011

                              212 - 350    114 - 272      72 - 185     50 - 132


Weighted Average Life Sensitivity
To CALL
                              CPR                              15         22.5           30         37.5            45         52.5
------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                                        50           75          100          125           150          175
------------------------------------------------------------------------------------------------------------------------------------
Tranche                       WAL (yrs)                     13.48         8.93         6.44         4.87          3.84         2.86
                              First Payment Date        5/25/2019    2/25/2015   10/25/2012    4/25/2011    10/25/2009    3/25/2009
                              Expected Final Maturity   5/25/2020   10/25/2015    4/25/2013    9/25/2011     9/25/2010   12/25/2009
                              Window                    151 - 163    100 - 108      72 - 78      54 - 59       36 - 47      29 - 38
------------------------------------------------------------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY
                                                               15         22.5           30         37.5            45         52.5
------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                                        50           75          100          125           150          175
------------------------------------------------------------------------------------------------------------------------------------
Tranche                       WAL (yrs)                     17.08        11.71         8.52         6.50          5.09         3.66
                              First Payment Date        5/25/2019    2/25/2015   10/25/2012    4/25/2011    10/25/2009    3/25/2009
                              Expected Final Maturity   8/25/2033    5/25/2027    3/25/2022    9/25/2018     4/25/2016    5/25/2014
                              Window                    151 - 322    100 - 247     72 - 185     54 - 143      36 - 114      29 - 91
------------------------------------------------------------------------------------------------------------------------------------

CPR Sensitivity
To CALL
---------------------------------------------------------------------------------------------------------
CPR (%)                                                        10           20           30           40
---------------------------------------------------------------------------------------------------------
Tranche                       WAL (yrs)                     18.73        10.17         6.44         4.46
                              First Payment Date        6/25/2024    4/25/2016   10/25/2012   12/25/2010
                              Expected Final Maturity   8/25/2025    1/25/2017    4/25/2013    4/25/2011
                              Window                    212 - 226    114 - 123      72 - 78      50 - 54
---------------------------------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

---------------------------------------------------------------------------------------------------------
CPR (%)                                                        10           20           30           40
---------------------------------------------------------------------------------------------------------
Tranche                       WAL (yrs)                     22.31        13.19         8.52         5.98
                              First Payment Date        6/25/2024    4/25/2016   10/25/2012   12/25/2010
                              Expected Final Maturity  12/25/2035    6/25/2029    3/25/2022   10/25/2017
                              Window                    212 - 350    114 - 272     72 - 185     50 - 132
---------------------------------------------------------------------------------------------------------

                             AAA - LCF stress runs

            Assumptions:                                                        Assumptions:
            75% PPC FRM                                                         75% PPC FRM
            150% PPC ARM     45%CPR                                             150% PPC ARM     45%CPR
            1ML = 20%                                                           1ML = 20%
            6ML = 20%                                                           6ML = 20%
            To Call                                                             To Maturity

--------------------------------------------------------------          ----------------------------------------------------------
Period      Date             Tranche "X" Available Funds Cap            Period              Date  Tranche "X" Available Funds Cap
Total                                                                   Total
--------------------------------------------------------------          ----------------------------------------------------------
          0        25-Oct-06                                                  0        25-Oct-06
          1        25-Nov-06                             5.58                 1        25-Nov-06                             5.58
          2        25-Dec-06                            20.26                 2        25-Dec-06                            20.26
          3        25-Jan-07                            20.26                 3        25-Jan-07                            20.26
          4        25-Feb-07                            20.26                 4        25-Feb-07                            20.26
          5        25-Mar-07                            20.26                 5        25-Mar-07                            20.26
          6        25-Apr-07                            20.26                 6        25-Apr-07                            20.26
          7        25-May-07                            20.26                 7        25-May-07                            20.26
          8        25-Jun-07                            20.26                 8        25-Jun-07                            20.26
          9        25-Jul-07                            20.26                 9        25-Jul-07                            20.26
         10        25-Aug-07                            20.26                10        25-Aug-07                            20.26
         11        25-Sep-07                            20.26                11        25-Sep-07                            20.26
         12        25-Oct-07                            20.26                12        25-Oct-07                            20.26
         13        25-Nov-07                            20.26                13        25-Nov-07                            20.26
         14        25-Dec-07                            20.26                14        25-Dec-07                            20.26
         15        25-Jan-08                            20.26                15        25-Jan-08                            20.26
         16        25-Feb-08                            20.26                16        25-Feb-08                            20.26
         17        25-Mar-08                            20.26                17        25-Mar-08                            20.26
         18        25-Apr-08                            20.26                18        25-Apr-08                            20.26
         19        25-May-08                            20.26                19        25-May-08                            20.26
         20        25-Jun-08                            20.26                20        25-Jun-08                            20.26
         21        25-Jul-08                            20.26                21        25-Jul-08                            20.26
         22        25-Aug-08                            20.26                22        25-Aug-08                            20.26
         23        25-Sep-08                            20.26                23        25-Sep-08                            20.26
         24        25-Oct-08                            20.26                24        25-Oct-08                            20.26
         25        25-Nov-08                            20.26                25        25-Nov-08                            20.26
         26        25-Dec-08                            20.26                26        25-Dec-08                            20.26
         27        25-Jan-09                            20.26                27        25-Jan-09                            20.26
         28        25-Feb-09                            20.26                28        25-Feb-09                            20.26
         29        25-Mar-09                            20.26                29        25-Mar-09                            20.26
         30        25-Apr-09                            20.26                30        25-Apr-09                            20.26
         31        25-May-09                            20.26                31        25-May-09                            20.26
         32        25-Jun-09                            20.26                32        25-Jun-09                            20.26
         33        25-Jul-09                            20.26                33        25-Jul-09                            20.26
         34        25-Aug-09                            20.26                34        25-Aug-09                            20.26
         35        25-Sep-09                            20.26                35        25-Sep-09                            20.26
         36        25-Oct-09                            20.26                36        25-Oct-09                            20.26
         37        25-Nov-09                            20.26                37        25-Nov-09                            20.26
         38        25-Dec-09                            20.26                38        25-Dec-09                            20.26
         39        25-Jan-10                            20.26                39        25-Jan-10                            20.26
         40        25-Feb-10                            20.26                40        25-Feb-10                            20.26
         41        25-Mar-10                            20.26                41        25-Mar-10                            20.26
         42        25-Apr-10                            20.26                42        25-Apr-10                            20.26
         43        25-May-10                            20.26                43        25-May-10                            20.26
         44        25-Jun-10                            20.26                44        25-Jun-10                            20.26
         45        25-Jul-10                            20.26                45        25-Jul-10                            20.26
         46        25-Aug-10                            20.26                46        25-Aug-10                            20.26
         47        25-Sep-10                            20.26                47        25-Sep-10                            20.26
         48        25-Oct-10                                                 48        25-Oct-10                            20.52
         49        25-Nov-10                                                 49        25-Nov-10                            20.52
         50        25-Dec-10                                                 50        25-Dec-10                            20.52
         51        25-Jan-11                                                 51        25-Jan-11                            20.52
         52        25-Feb-11                                                 52        25-Feb-11                            20.52
         53        25-Mar-11                                                 53        25-Mar-11                            20.52
         54        25-Apr-11                                                 54        25-Apr-11                            20.52
         55        25-May-11                                                 55        25-May-11                            20.52
         56        25-Jun-11                                                 56        25-Jun-11                            20.52
         57        25-Jul-11                                                 57        25-Jul-11                            20.52
         58        25-Aug-11                                                 58        25-Aug-11                            20.52
         59        25-Sep-11                                                 59        25-Sep-11                            20.52
         60        25-Oct-11                                                 60        25-Oct-11                            14.90
         61        25-Nov-11                                                 61        25-Nov-11                            13.17
         62        25-Dec-11                                                 62        25-Dec-11                            13.66
         63        25-Jan-12                                                 63        25-Jan-12                            13.27
         64        25-Feb-12                                                 64        25-Feb-12                            13.33
         65        25-Mar-12                                                 65        25-Mar-12                            14.32
         66        25-Apr-12                                                 66        25-Apr-12                            13.46
         67        25-May-12                                                 67        25-May-12                            13.97
         68        25-Jun-12                                                 68        25-Jun-12                            13.59
         69        25-Jul-12                                                 69        25-Jul-12                            14.12
         70        25-Aug-12                                                 70        25-Aug-12                            13.74
         71        25-Sep-12                                                 71        25-Sep-12                            13.82
         72        25-Oct-12                                                 72        25-Oct-12                            14.37
         73        25-Nov-12                                                 73        25-Nov-12                            13.99
         74        25-Dec-12                                                 74        25-Dec-12                            14.55
         75        25-Jan-13                                                 75        25-Jan-13                            14.19
         76        25-Feb-13                                                 76        25-Feb-13                            14.32
         77        25-Mar-13                                                 77        25-Mar-13                            16.00
         78        25-Apr-13                                                 78        25-Apr-13                            14.59
         79        25-May-13                                                 79        25-May-13                            15.22
         80        25-Jun-13                                                 80        25-Jun-13                            14.89
         81        25-Jul-13                                                 81        25-Jul-13                            15.57
         82        25-Aug-13                                                 82        25-Aug-13                            15.32
         83        25-Sep-13                                                 83        25-Sep-13                            15.77
         84        25-Oct-13                                                 84        25-Oct-13                            16.53
         85        25-Nov-13                                                 85        25-Nov-13                            16.24
         86        25-Dec-13                                                 86        25-Dec-13                            17.04
         87        25-Jan-14                                                 87        25-Jan-14                            16.77
         88        25-Feb-14                                                 88        25-Feb-14                            17.07
         89        25-Mar-14                                                 89        25-Mar-14                            19.26
         90        25-Apr-14                                                 90        25-Apr-14                            17.75
         91        25-May-14                                                 91        25-May-14                            18.75
         92        25-Jun-14                                                 92        25-Jun-14                            18.57
         93        25-Jul-14                                                 93        25-Jul-14                            19.69
         94        25-Aug-14                                                 94        25-Aug-14                            19.58
         95        25-Sep-14                                                 95        25-Sep-14                            20.17
         96        25-Oct-14                                                 96        25-Oct-14                            21.52
         97        25-Nov-14                                                 97        25-Nov-14                            21.56
         98        25-Dec-14                                                 98        25-Dec-14                            23.14
         99        25-Jan-15                                                 99        25-Jan-15                            23.35
        100        25-Feb-15                                                100        25-Feb-15                            24.44
        101        25-Mar-15                                                101        25-Mar-15                            28.45
        102        25-Apr-15                                                102        25-Apr-15                            27.17
        103        25-May-15                                                103        25-May-15                            29.88
        104        25-Jun-15                                                104        25-Jun-15                            31.01
        105        25-Jul-15                                                105        25-Jul-15                            34.68
        106        25-Aug-15                                                106        25-Aug-15                            36.75
        107        25-Sep-15                                                107        25-Sep-15                            40.81
        108        25-Oct-15                                                108        25-Oct-15                            47.73
        109        25-Nov-15                                                109        25-Nov-15                            53.61
        110        25-Dec-15                                                110        25-Dec-15                            66.66
        111        25-Jan-16                                                111        25-Jan-16                            82.04
        112        25-Feb-16                                                112        25-Feb-16                           114.85
        113        25-Mar-16                                                113        25-Mar-16                           211.87
        114        25-Apr-16                                                114        25-Apr-16                          3469.09
        115        25-May-16                                                115        25-May-16
        116        25-Jun-16                                                116        25-Jun-16
        117        25-Jul-16                                                117        25-Jul-16
        118        25-Aug-16                                                118        25-Aug-16
        119        25-Sep-16                                                119        25-Sep-16
        120        25-Oct-16                                                120        25-Oct-16
        121        25-Nov-16                                                121        25-Nov-16
        122        25-Dec-16                                                122        25-Dec-16
        123        25-Jan-17                                                123        25-Jan-17
        124        25-Feb-17                                                124        25-Feb-17
        125        25-Mar-17                                                125        25-Mar-17
        126        25-Apr-17                                                126        25-Apr-17
        127        25-May-17                                                127        25-May-17
        128        25-Jun-17                                                128        25-Jun-17
        129        25-Jul-17                                                129        25-Jul-17
        130        25-Aug-17                                                130        25-Aug-17
        131        25-Sep-17                                                131        25-Sep-17
        132        25-Oct-17                                                132        25-Oct-17
        133        25-Nov-17                                                133        25-Nov-17
        134        25-Dec-17                                                134        25-Dec-17
        135        25-Jan-18                                                135        25-Jan-18
        136        25-Feb-18                                                136        25-Feb-18
        137        25-Mar-18                                                137        25-Mar-18
        138        25-Apr-18                                                138        25-Apr-18
        139        25-May-18                                                139        25-May-18
        140        25-Jun-18                                                140        25-Jun-18
        141        25-Jul-18                                                141        25-Jul-18
        142        25-Aug-18                                                142        25-Aug-18
        143        25-Sep-18                                                143        25-Sep-18
        144        25-Oct-18                                                144        25-Oct-18
        145        25-Nov-18                                                145        25-Nov-18
        146        25-Dec-18                                                146        25-Dec-18
        147        25-Jan-19                                                147        25-Jan-19
        148        25-Feb-19                                                148        25-Feb-19
        149        25-Mar-19                                                149        25-Mar-19
        150        25-Apr-19                                                150        25-Apr-19
        151        25-May-19                                                151        25-May-19
        152        25-Jun-19                                                152        25-Jun-19
        153        25-Jul-19                                                153        25-Jul-19
        154        25-Aug-19                                                154        25-Aug-19
        155        25-Sep-19                                                155        25-Sep-19
        156        25-Oct-19                                                156        25-Oct-19
        157        25-Nov-19                                                157        25-Nov-19
        158        25-Dec-19                                                158        25-Dec-19
        159        25-Jan-20                                                159        25-Jan-20
        160        25-Feb-20                                                160        25-Feb-20
        161        25-Mar-20                                                161        25-Mar-20
        162        25-Apr-20                                                162        25-Apr-20
        163        25-May-20                                                163        25-May-20
        164        25-Jun-20                                                164        25-Jun-20
        165        25-Jul-20                                                165        25-Jul-20
        166        25-Aug-20                                                166        25-Aug-20
        167        25-Sep-20                                                167        25-Sep-20
        168        25-Oct-20                                                168        25-Oct-20
        169        25-Nov-20                                                169        25-Nov-20
        170        25-Dec-20                                                170        25-Dec-20
        171        25-Jan-21                                                171        25-Jan-21
        172        25-Feb-21                                                172        25-Feb-21
        173        25-Mar-21                                                173        25-Mar-21
        174        25-Apr-21                                                174        25-Apr-21
        175        25-May-21                                                175        25-May-21
        176        25-Jun-21                                                176        25-Jun-21
        177        25-Jul-21                                                177        25-Jul-21
        178        25-Aug-21                                                178        25-Aug-21
        179        25-Sep-21                                                179        25-Sep-21
        180        25-Oct-21                                                180        25-Oct-21
        181        25-Nov-21                                                181        25-Nov-21
        182        25-Dec-21                                                182        25-Dec-21
        183        25-Jan-22                                                183        25-Jan-22
        184        25-Feb-22                                                184        25-Feb-22
        185        25-Mar-22                                                185        25-Mar-22
        186        25-Apr-22                                                186        25-Apr-22
        187        25-May-22                                                187        25-May-22
        188        25-Jun-22                                                188        25-Jun-22
        189        25-Jul-22                                                189        25-Jul-22
        190        25-Aug-22                                                190        25-Aug-22
        191        25-Sep-22                                                191        25-Sep-22
        192        25-Oct-22                                                192        25-Oct-22
        193        25-Nov-22                                                193        25-Nov-22
        194        25-Dec-22                                                194        25-Dec-22
        195        25-Jan-23                                                195        25-Jan-23
        196        25-Feb-23                                                196        25-Feb-23
        197        25-Mar-23                                                197        25-Mar-23
        198        25-Apr-23                                                198        25-Apr-23
        199        25-May-23                                                199        25-May-23
        200        25-Jun-23                                                200        25-Jun-23
        201        25-Jul-23                                                201        25-Jul-23
        202        25-Aug-23                                                202        25-Aug-23
        203        25-Sep-23                                                203        25-Sep-23
        204        25-Oct-23                                                204        25-Oct-23
        205        25-Nov-23                                                205        25-Nov-23
        206        25-Dec-23                                                206        25-Dec-23
        207        25-Jan-24                                                207        25-Jan-24
        208        25-Feb-24                                                208        25-Feb-24
        209        25-Mar-24                                                209        25-Mar-24
        210        25-Apr-24                                                210        25-Apr-24
        211        25-May-24                                                211        25-May-24
        212        25-Jun-24                                                212        25-Jun-24
        213        25-Jul-24                                                213        25-Jul-24
        214        25-Aug-24                                                214        25-Aug-24
        215        25-Sep-24                                                215        25-Sep-24
        216        25-Oct-24                                                216        25-Oct-24
        217        25-Nov-24                                                217        25-Nov-24
        218        25-Dec-24                                                218        25-Dec-24
        219        25-Jan-25                                                219        25-Jan-25
        220        25-Feb-25                                                220        25-Feb-25
        221        25-Mar-25                                                221        25-Mar-25
        222        25-Apr-25                                                222        25-Apr-25
        223        25-May-25                                                223
        224        25-Jun-25
        225        25-Jul-25
        226        25-Aug-25
        227        25-Sep-25
        228        25-Oct-25
        229        25-Nov-25
        230        25-Dec-25
        231        25-Jan-26
        232        25-Feb-26
        233        25-Mar-26
        234        25-Apr-26
        235        25-May-26
        236        25-Jun-26
        237        25-Jul-26
        238        25-Aug-26
        239        25-Sep-26
        240        25-Oct-26
        241        25-Nov-26
        242        25-Dec-26
        243        25-Jan-27
        244        25-Feb-27
        245        25-Mar-27
        246

This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.



Weighted Average Life Sensitivity
To CALL
            CPR                             15       22.5          30        37.5          45       52.5
---------------------------------------------------------------------------------------------------------
PPC (%)                                     50         75         100         125         150        175
---------------------------------------------------------------------------------------------------------
Tranche     WAL (yrs)                    13.48       8.93        6.44        4.87        3.84       2.86
            First Payment Date       5/25/2019  2/25/2015  10/25/2012   4/25/2011  10/25/2009  3/25/2009
            Expected Final Maturity  5/25/2020 10/25/2015   4/25/2013   9/25/2011   9/25/2010 12/25/2009
            Window                   151 - 163  100 - 108     72 - 78     54 - 59     36 - 47    29 - 38
---------------------------------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY
                                            15       22.5          30        37.5          45       52.5
---------------------------------------------------------------------------------------------------------
PPC (%)                                     50         75         100         125         150        175
---------------------------------------------------------------------------------------------------------
Tranche     WAL (yrs)                    17.05      11.70        8.52        6.50        5.09       3.66
            First Payment Date       5/25/2019  2/25/2015  10/25/2012   4/25/2011  10/25/2009  3/25/2009
            Expected Final Maturity  7/25/2033  4/25/2027   3/25/2022   9/25/2018   4/25/2016  5/25/2014
            Window                   151 - 321  100 - 246    72 - 185    54 - 143    36 - 114    29 - 91
---------------------------------------------------------------------------------------------------------

CPR Sensitivity
To CALL

----------------------------------------------------------------------------------
CPR (%)                                     10         20          30          40
----------------------------------------------------------------------------------
Tranche     WAL (yrs)                    18.72      10.17        6.44        4.46
            First Payment Date       6/25/2024  4/25/2016  10/25/2012  12/25/2010
            Expected Final Maturity  8/25/2025  1/25/2017   4/25/2013   4/25/2011
            Window                   212 - 226  114 - 123     72 - 78     50 - 54
----------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

----------------------------------------------------------------------------------
CPR (%)                                     10         20          30          40
----------------------------------------------------------------------------------
Tranche     WAL (yrs)                    22.25      13.18        8.52        5.98
            First Payment Date       6/25/2024  4/25/2016  10/25/2012  12/25/2010
            Expected Final Maturity 12/25/2035  6/25/2029   3/25/2022  10/25/2017
            Window                   212 - 350  114 - 272    72 - 185    50 - 132
----------------------------------------------------------------------------------


*** Greater than 1,000

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

MSM 2006-16ARX Termsheet - Price/Yield - 2A1

Morgan Stanley

Balance                      $245,300,000.00                 Delay                     0               Index
Coupon                                  5.41                 Dated            10/31/2006       Mult / Margin
Settle                            10/31/2006         First Payment            11/25/2006         Cap / Floor

Price                                      1                     2                     3                   4
                                 Disc Margin           Disc Margin           Disc Margin         Disc Margin
         100.00000                         9                     9                     9                   8


         Shock(bps)                                          100bp                 150bp               175bp
         LIBOR_1MO            5.356254 . . .        5.356254 . . .        5.356254 . . .      5.356254 . . .
         LIBOR_6MO            5.394086 . . .        5.394086 . . .        5.394086 . . .      5.394086 . . .
         LIBOR_1YR            5.365951 . . .        5.365951 . . .        5.365951 . . .      5.365951 . . .
            Prepay                    10 CPR                10 CPR                10 CPR                  10
        No Prepays
Lockout and Penalties      Include Penalties     Include Penalties     Include Penalties   Include Penalties
Prepay Penalty Haircut                     0                     0                     0                   0
           Default                     2 CDR                 2 CDR                 2 CDR               2 CDR
     Loss Severity                      100%                  100%                  100%                100%
 Servicer Advances                      100%                  100%                  100%                100%
   Liquidation Lag                        12                    12                    12                  12


MSM 2006-16ARX Termsheet - Price/Yield - 2A1

Morgan Stanley

Balance                        LIBOR_1MO | 0        WAC        7.45        WAM        358
Coupon                              1 / 0.09        NET        7.07       WALA          2
Settle                            100 / 0.09

Price                                      5
                                 Disc Margin
         100.00000                         0


         Shock(bps)                    200bp
         LIBOR_1MO            5.356254 . . .
         LIBOR_6MO            5.394086 . . .
         LIBOR_1YR            5.365951 . . .
            Prepay                    10 CPR
        No Prepays
Lockout and Penalties      Include Penalties
Prepay Penalty Haircut                     0
           Default                     2 CDR
     Loss Severity                      100%
 Servicer Advances                      100%
   Liquidation Lag                        12




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

MSM 2006-16ARX Termsheet - Price/Yield - 2A1

Morgan Stanley

                     Balance         $245,300,000.00                   Delay                   0              Index
                      Coupon                    5.41                   Dated          10/31/2006      Mult / Margin
                      Settle              10/31/2006           First Payment          11/25/2006        Cap / Floor

                       Price                       1                       2                   3                  4
                                         Disc Margin             Disc Margin         Disc Margin        Disc Margin
                   100.00000                       9                       9                   9                  8


                   Shock(bps)                                          100bp               150bp              175bp
                   LIBOR_1MO          5.356254 . . .          5.356254 . . .      5.356254 . . .     5.356254 . . .
                   LIBOR_6MO          5.394086 . . .          5.394086 . . .      5.394086 . . .     5.394086 . . .
                   LIBOR_1YR          5.365951 . . .          5.365951 . . .      5.365951 . . .     5.365951 . . .
                      Prepay                  10 CPR                  10 CPR              10 CPR             10 CPR
                  No Prepays
       Lockout and Penalties       Include Penalties       Include Penalties   Include Penalties  Include Penalties
      Prepay Penalty Haircut                       0                       0                   0                  0
                     Default                   3 CDR                   3 CDR               3 CDR              3 CDR
               Loss Severity                    100%                    100%                100%               100%
           Servicer Advances                    100%                    100%                100%               100%
             Liquidation Lag                      12                      12                  12                 12


MSM 2006-16ARX Termsheet - Price/Yield - 2A1

Morgan Stanley

                     Balance          LIBOR_1MO | 0            WAC          7.45            WAM          358
                      Coupon               1 / 0.09            NET          7.07           WALA            2
                      Settle             100 / 0.09

                       Price                      4
                                        Disc Margin
                   100.00000                      0


                   Shock(bps)                 200bp
                   LIBOR_1MO         5.356254 . . .
                   LIBOR_6MO         5.394086 . . .
                   LIBOR_1YR         5.365951 . . .
                      Prepay                 10 CPR
                  No Prepays
       Lockout and Penalties      Include Penalties
      Prepay Penalty Haircut                      0
                     Default                  3 CDR
               Loss Severity                   100%
           Servicer Advances                   100%
             Liquidation Lag                     12


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

TERM SHEET DISCLAIMER
This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or
(3) these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

           Assumptions:
           CPR              10%
           Indices          20%

           Period    Date                  Effective Coupon


           0         25-Oct-06               5.41
           1         25-Nov-06              20.09
           2         25-Dec-06              20.09
           3         25-Jan-07              20.09
           4         25-Feb-07              20.09
           5         25-Mar-07              20.09
           6         25-Apr-07              20.09
           7         25-May-07              19.81
           8         25-Jun-07              19.64
           9         25-Jul-07              19.28
          10         25-Aug-07              19.02
          11         25-Sep-07              18.87
          12         25-Oct-07              18.53
          13         25-Nov-07              18.39
          14         25-Dec-07              18.05
          15         25-Jan-08              17.81
          16         25-Feb-08              17.82
          17         25-Mar-08              17.36
          18         25-Apr-08              17.26
          19         25-May-08              16.92
          20         25-Jun-08              16.82
          21         25-Jul-08              16.49
          22         25-Aug-08              16.24
          23         25-Sep-08              16.17
          24         25-Oct-08              15.85
          25         25-Nov-08              15.80
          26         25-Dec-08              15.48
          27         25-Jan-09              15.30
          28         25-Feb-09              15.60
          29         25-Mar-09              14.97
          30         25-Apr-09              14.95
          31         25-May-09              14.64
          32         25-Jun-09              14.63
          33         25-Jul-09              14.32
          34         25-Aug-09              14.00
          35         25-Sep-09              13.95
          36         25-Oct-09              13.64
          37         25-Nov-09              13.73
          38         25-Dec-09              13.43
          39         25-Jan-10              13.30
          40         25-Feb-10              13.83
          41         25-Mar-10              13.16
          42         25-Apr-10              13.23
          43         25-May-10              12.93
          44         25-Jun-10              13.00
          45         25-Jul-10              12.70
          46         25-Aug-10              12.66
          47         25-Sep-10              12.77
          48         25-Oct-10              12.48
          49         25-Nov-10              12.57
          50         25-Dec-10              12.27
          51         25-Jan-11              12.18
          52         25-Feb-11              12.71
          53         25-Mar-11              11.98
          54         25-Apr-11              12.09
          55         25-May-11              11.79
          56         25-Jun-11              11.90
          57         25-Jul-11              11.64
          58         25-Aug-11              11.31
          59         25-Sep-11              12.89
          60         25-Oct-11              12.37
          61         25-Nov-11              12.79
          62         25-Dec-11              12.38
          63         25-Jan-12              12.38
          64         25-Feb-12              13.24
          65         25-Mar-12              12.39
          66         25-Apr-12              12.80
          67         25-May-12              12.39
          68         25-Jun-12              12.81
          69         25-Jul-12              12.40
          70         25-Aug-12              12.40
          71         25-Sep-12              12.82
          72         25-Oct-12              12.41
          73         25-Nov-12              12.83
          74         25-Dec-12              12.41
          75         25-Jan-13              12.42
          76         25-Feb-13              13.76
          77         25-Mar-13              12.43
          78         25-Apr-13              13.00
          79         25-May-13              12.62
          80         25-Jun-13              13.04

            This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

TERM SHEET DISCLAIMER
This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),
(2) no representation that these materials are accurate or complete and may not be updated or
(3) these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-130684) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.


MSM 2006-16ARX Termsheet - Price/Yield - 2A2

Balance    $155,000,000.00     Delay               0             Index              LIBOR_1MO | 5.32      WAC   7.45  WAM    358
Coupon     5.49                Dated               10/31/2006    Mult / Margin      1 / 0.17              NET   7.07  WALA   2
Settle     10/31/2006          First Payment       11/25/2006    Cap / Floor        100 / 0.17


Price                                   15                  20                  25                 30                   35

                   WAL                4.73                4.30                3.80               3.26                 2.72
      Principal Window             46 - 59             35 - 59             29 - 58            24 - 58              20 - 57
Principal Window Begin          08/25/2010          09/25/2009          03/25/2009         10/25/2008           06/25/2008
  Principal Window End          09/25/2011          09/25/2011          08/25/2011         08/25/2011           07/25/2011

             LIBOR_1MO             5.32000             5.32000             5.32000            5.32000              5.32000
             LIBOR_6MO             5.37000             5.37000             5.37000            5.37000              5.37000
             LIBOR_1YR             5.28875             5.28875             5.28875            5.28875              5.28875
                Prepay              15 CPB              20 CPB              25 CPB             30 CPB               35 CPB
            No Prepays
 Lockout and Penalties   Include Penalties   Include Penalties   Include Penalties  Include Penalties    Include Penalties
Prepay Penalty Haircut                   0                   0                   0                  0                    0


Price                                   40                  50

                   WAL                2.26                1.66
      Principal Window             17 - 48             13 - 31
Principal Window Begin           3/25/2008          11/25/2007
  Principal Window End          10/25/2010          05/25/2009

             LIBOR_1MO             5.32000             5.32000
             LIBOR_6MO             5.37000             5.37000
             LIBOR_1YR             5.28875             5.28875
                Prepay              40 CPB              50 CPB
            No Prepays
 Lockout and Penalties   Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                   0


This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

TERM SHEET DISCLAIMER
This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.